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                                                       -------------------------
                                                       OMB APPROVAL
                                                       -------------------------
                                                       OMB Number: 3235-0570

                                                       Expires: Nov. 30, 2005

                                                       Estimated average burden
                                                       hours per response: 5.0
                                                       -------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number                   811-05426
                                   ---------------------------------------------



                              AIM Investment Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:   (713) 626-1919
                                                   -----------------------------



Date of fiscal year end:      10/31
                        ------------------



Date of reporting period:    10/31/04
                         -----------------

Item 1. Reports to Stockholders.

                                                     AIM DEVELOPING MARKETS FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                          --Registered Trademark--

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===================================================================================================================================
AIM DEVELOPING MARKETS FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY INVESTMENT OBJECTIVE OF INCOME.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             and the returns based on those net asset
                                                                                           values may differ from the net asset
o Effective 9/30/03, Class B shares are      o The unmanaged MSCI Europe, Australasia      values and returns reported in the
not available as an investment for           and the Far East Index (the MSCI EAFE         Financial Highlights.
retirement plans maintained pursuant to      Index--Registered Trademark--) is a
Section 401 of the Internal Revenue          group of foreign securities tracked by        o Industry classifications used in this
Code, including 401(k) plans, money          Morgan Stanley Capital International.         report are generally according to the
purchase pension plans and profit                                                          Global Industry Classification Standard,
sharing plans. Plans that have existing      o The unmanaged MSCI Emerging Markets         which was developed by and is the
accounts invested in Class B shares will     Free Index is a group of securities from      exclusive property and a service mark of
continue to be allowed to make               emerging markets tracked by Morgan            Morgan Stanley Capital International
additional purchases.                        Stanley Capital International. A "free"       Inc. and Standard & Poor's.
                                             index represents investable
PRINCIPAL RISKS OF INVESTING IN THE FUND     opportunities for global investors,           The fund files its complete schedule of
                                             taking into account the local market          portfolio holdings with the Securities
o International investing presents           restrictions on share ownership by            and Exchange Commission ("SEC") for the
certain risks not associated with            foreign investors.                            1st and 3rd quarters of each fiscal year
investing solely in the United States.                                                     on Form N-Q. The fund's Form N-Q filings
These include risks relating to              o The unmanaged Lipper Emerging Markets       are available on the SEC's Web site at
fluctuations in the value of the U.S.        Fund Index represents an average of the       http://www.sec.gov. Copies of the fund's
dollar relative to the values of other       30 largest emerging markets funds             Forms N-Q may be reviewed and copied at
currencies, the custody arrangements         tracked by Lipper, Inc., an independent       the SEC's Public Reference Room at 450
made for the fund's foreign holdings,        mutual fund performance monitor.              Fifth Street, N.W., Washington, D.C.
differences in accounting, political                                                       20549-0102. You can obtain information
risks and the lesser degree of public        o The unmanaged MSCI World Index is a         on the operation of the Public Reference
information required to be provided by       group of global securities tracked by         Room, including information about
non-U.S. companies.                          Morgan Stanley Capital International.         duplicating fee charges, by calling
                                                                                           1-202-942-8090 or by electronic request
o Investing in emerging markets involves     o The unmanaged Standard & Poor's             at the following e-mail address:
greater risk and potential reward than       Composite Index of 500 Stocks (the S&P        publicinfo@sec.gov. The SEC file numbers
investing in more established markets.       500--Registered Trademark-- Index) is an      for the fund are 811-05426 and 33-19338.
                                             index of common stocks frequently used        The fund's most recent portfolio
o Investing in small and mid-size            as a general measure of U.S. stock            holdings, as filed on Form N-Q, are also
companies involves risks not associated      market performance.                           available at AIMinvestments.com.
with investing in more established
companies, including business risk,          o A direct investment cannot be made in       A description of the policies and
significant stock price fluctuations and     an index. Unless otherwise indicated,         procedures that the fund uses to
illiquidity.                                 index results include reinvested              determine how to vote proxies relating
                                             dividends, and they do not reflect sales      to portfolio securities is available
o The fund invests in higher-yielding,       charges. Performance of an index of           without charge, upon request, from our
lower-rated corporate bonds, commonly        funds reflects fund expenses;                 Client Services department at
known as junk bonds, which have a            performance of a market index does not.       800-959-4246 or on the AIM Web site,
greater risk of price fluctuation and                                                      AIMinvestments.com. On the home page,
loss of principal and income than do         o The fund is not managed to track the        scroll down and click on AIM Funds Proxy
U.S. government securities such as U.S.      performance of any particular index,          Policy. The information is also
Treasury bills, notes and bonds, for         including the indexes defined here, and       available on the Securities and Exchange
which principal and any applicable           consequently, the performance of the          Commission's Web site, sec.gov.
interest are guaranteed by the               fund may deviate significantly from the
government if held to maturity.              performance of the indexes.                   Information regarding how the fund voted
                                                                                           proxies related to its portfolio
o The fund may participate in the            OTHER INFORMATION                             securities during the 12 months ended
initial public offering (IPO) market is                                                    6/30/04 is available at our Web site. Go
some cycles. Because of the fund's small     o The returns shown in the Management's       to AIMinvestments.com, access the About
asset base, any investment the fund may      Discussion of Fund Performance are based      Us tab, click on Required Notices and
make in IPOs may significantly affect        on net asset values calculated for            then click on Proxy Voting Activity.
the fund's total return. As the fund's       shareholder transactions. Generally           Next, select your fund from the
assets grow, the impact of IPO               accepted accounting principles require        drop-down menu.
investments will decline, which may          adjustments to be made to the net assets
reduce the effect of IPO investments on      of the fund at period end for financial
the fund's total return.                     reporting purposes, and as such, the net
                                             asset values for shareholder
                                             transactions


=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
[PHOTO OF           trustee who is not an officer of the fund's investment
MARK H.             advisor, serve as chairman of the funds' Board. In addition,
WILLIAMSON]         a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
MARK H. WILLIAMSON  Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
[PHOTO OF           effective on October 4, 2004. Mr. Graham will remain on the
BRUCE L.            funds' Board, as will Mark Williamson, President and Chief
CROCKETT]           Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.
BRUCE L. CROCKETT
                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
                    experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in
                    AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004.
                    Domestically, the S&P 500 Index was up 9.41% for the year.
                    Globally, the MSCI World Index advanced more than 13%.
                    However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P
                    500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals.
                    Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                       /s/ MARK H. WILLIAMSON
                    --------------------------------           --------------------------------
                    Robert H. Graham                           Mark H. Williamson
                    Chairman, AIM Investments                  CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds       Trustee, AIM Funds


                    December 16, 2004

                    AIM Investments is a registered service mark of A I M Management Group Inc.
                    A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND'S FINANCIAL HOLDINGS ADDED TO                                                         and the Czech Republic. Both countries
PERFORMANCE                                                                                reported double-digit returns for the
                                                                                           fiscal year. Also of note in emerging
For the fiscal year ended October 31,        market nations are commodity exporters.       Europe was Russia. This oil-rich country
2004, AIM Developing Markets Fund Class      Also, many Asian countries continued to       continued to be buoyed by strong energy
A shares returned 21.05% at net asset        produce strong economic growth, albeit        prices.
value. PERFORMANCE SHOWN AT NAV DOES NOT     more subdued at the end of the fiscal
INCLUDE FRONT-END SALES CHARGES, WHICH       year. Market and economic conditions,            Latin American markets posted some of
WOULD HAVE REDUCED THE PERFORMANCE.          however, varied by region.                    the highest returns for the emerging
Returns for other share classes are                                                        market asset class during the fiscal
shown in the table on page 3.                   China--the world's growth                  year. Higher commodity prices lifted
                                             engine--raised its lending rate by 27         Brazil and Argentina, while oil-producing
   For the same period, the fund             basis points (0.27%) in late October in       Mexico was aided by high energy prices
outperformed the MSCI EAFE Index and         an effort to slow down an overheating         and economic growth trends in the United
MSCI Emerging Markets Free Index, which      economy. Hong Kong also witnessed strong      States--its largest trade partner.
returned 18.84% and 19.02%,                  economic growth amid an easing in
respectively. We attribute the fund's        deflation and strong domestic demand. In         South African stocks were also
higher return to several factors:            Korea, however, domestic consumption          noteworthy as they produced double-digit
Emerging markets outperformed developed      remained weak due to heavily indebted         gains amid decreasing political risk, an
markets for the fiscal year (the MSCI        households. Taiwan--one of the few            expansionary fiscal/monetary policy and
EAFE Index is comprised largely of           emerging markets to produce negative          a large commodity export environment.
developed markets) and strong stock          returns for the fiscal year--was hard
selection. Conversely, the fund              hit by a significant drop in the              YOUR FUND
performed in line with the Lipper            technology sector.
Emerging Markets Fund Index, which                                                         We attribute the fund's strong
returned 21.58%.                                In Europe, 10 developing nations           performance during the fiscal year to
                                             joined the European Union (EU) during         our investment philosophy which focuses
MARKET CONDITIONS                            the fiscal year. It's estimated that the      on companies with both accelerating
                                             addition of these new members will            earnings and strong corporate
Despite rising global interest rates and     increase the EU's gross domestic product      governance. We believed this strategy
a significant decline in the tech sector     --a broad measure of economic                 would give us a margin of safety during
during the summer, emerging markets          activity--by 5%. However, many of these       volatile market conditions. (Emerging
outperformed developed markets for the       new additions were growing faster than        markets are often more volatile than
fiscal year. In many cases, emerging         the EU before admittance. As of the           more developed international markets.)
markets were buoyed by higher commodity      close of the reporting period, the fund
prices as many emerging                      had investments in two of the new member         Investment decisions are based on a
                                             countries: Hungary                            bottom-up or individual company basis.
                                                                                           Holdings in South Africa, Mexico, Russia
                                                                                           and China contributed the most to fund

===================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 COUNTRIES*                             TOP 10 EQUITY HOLDINGS*
By sector
                                              1. South Korea                   15.6%        1. Hana Bank (South Korea)        3.6%
               [PIE CHART]
                                              2. South Africa                  11.6         2. LUKOIL-ADR (Russia)            3.1
Consumer Staples                  11.5%
                                              3. Mexico                         8.8         3. Standard Bank Group Ltd.
Information Technology            10.8%                                                        (South Africa)                 2.8
                                              4. Russia                         7.7
Energy                             7.8%                                                     4. Infosys Technologies-ADR       2.7
                                              5. Taiwan                         7.4            (India)
Materials                          4.7%
                                              6. Brazil                         7.0         5. Samsung Electronic Co.
Industrials                        3.9%                                                        Ltd.-GRD REGS (South Korea)    2.7
                                              7. India                          6.8
Money Market Funds Plus Other                                                               6. Mobile Telesystems-ADR
Assets Less Liabilities            3.3%       8. Cayman Islands                 4.6            (Russia)                       2.7

Health Care                        3.2%       9. China                          3.7         7. America Movil S.A. de
                                                                                               C.V.-Series L-ADR (Mexico)     2.3
Financials                        21.5%      10. Malaysia                       3.3
                                                                                            8. Philippine Long Distance
Consumer Discretionary            18.7%                                                        Telephone Co. (Philippines)    2.1

Telecommunication Services        14.6%                                                     9. Anglo American PLC
                                                                                               (United Kingdom)               2.1

                                                                                           10. AO VimpleCom-ADR (Russia)      1.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

===================================================================================================================================

performance during the fiscal year. Our      sold the stock. We reduced our position       THE VIEWS AND OPINIONS EXPRESSED IN
South African retail stocks performed        in Teva, but continued to own the stock       MANAGEMENT'S DISCUSSION OF FUND
particularly well, with Foschini             based on stronger-than-expected               PERFORMANCE ARE THOSE OF A I M ADVISORS,
appreciating more than 100% during the       third-quarter earnings.                       INC. THESE VIEWS AND OPINIONS ARE
reporting period. Despite the stock's                                                      SUBJECT TO CHANGE AT ANY TIME BASED ON
run, it remained attractively valued            In Taiwan, our semiconductor               FACTORS SUCH AS MARKET AND ECONOMIC
with sales growth expected to continue       holdings, MediaTek and Taiwan                 CONDITIONS. THESE VIEWS AND OPINIONS MAY
in the mid-teens.                            Semiconductor, were hard hit by a             NOT BE RELIED UPON AS INVESTMENT ADVICE
                                             sell-off in the industry. MediaTek            OR RECOMMENDATIONS, OR AS AN OFFER FOR A
   Shanda Interactive--an operator of        reported disappointing earnings, and we       PARTICULAR SECURITY. THE INFORMATION IS
online games in China--also witnessed        therefore sold the stock. Long-time fund      NOT A COMPLETE ANALYSIS OF EVERY ASPECT
exceptional stock appreciation as its        holding Taiwan Semiconductor continued        OF ANY MARKET, COUNTRY, INDUSTRY,
share price nearly tripled after listing     to post good earnings results so we           SECURITY OR THE FUND. STATEMENTS OF FACT
on the Nasdaq. Revenues for the third        simply reduced our position.                  ARE FROM SOURCES CONSIDERED RELIABLE,
quarter of 2004 increased 133%                                                             BUT A I M ADVISORS, INC. MAKES NO
year-over-year and income from                  Another key aspect in our investment       REPRESENTATION OR WARRANTY AS TO THEIR
operations rose 166% year-over-year.         strategy is that we do not hedge              COMPLETENESS OR ACCURACY. ALTHOUGH
                                             currencies. We purchase stocks in their       HISTORICAL PERFORMANCE IS NO GUARANTEE
   On a sector basis, our financial          local currency and then translate that        OF FUTURE RESULTS, THESE INSIGHTS MAY
holdings contributed the most to             value back into the fund in US dollars.       HELP YOU UNDERSTAND OUR INVESTMENT
performance. Standard Bank in South          During the fiscal year, the South             MANAGEMENT PHILOSOPHY
Africa and OTP Bank, the largest savings     African Rand, along with select eastern
and commercial bank in Hungary, both         European currencies, appreciated against            See important fund and index
operate in environments with low credit      the US dollar, contributing to the                 disclosures inside front cover.
penetration; therefore, they are poised      fund's return.
to benefit from strong loan growth,                                                                        SHUXIN CAO
particularly mortgages. OTP also             IN CLOSING
benefited from Hungary's recent EU                                                                         Mr. Cao, Chartered
admittance as rates in Hungary               Emerging markets have evolved                    [CAO         Financial Analyst, is
eventually fall to EU levels.                considerably over the last five years.          PHOTO]        manager of AIM
                                             Many developing nations have replaced                         Developing Markets Fund.
   Health care stocks in Israel and          large trade deficits with large trade                         He joined AIM in 1997.
information technology holdings in           surpluses. Transparencies are also            Mr. Cao graduated from Tianjin Foreign
Taiwan proved the largest detractors to      improving as more companies adopt             Language Institute with a B.A. in
fund performance. Teva Pharmaceutical        international accounting standards. We        English. He also received an M.B.A. from
and Taro Pharmaceutical, both based in       are pleased to report these improving         Texas A&M University and is a Certified
Israel, fell precipitously amid a            conditions and to provide shareholders        Public Accountant.
sell-off of generic drug companies and       with double-digit returns for the fiscal
increasing competition from India. Amid      year.                                                         BORGE ENDRESEN
earnings disappointments, we felt Taro
no longer fit our investment discipline                                                                    Mr. Endresen, Chartered
and we                                                                                      [ENDRESEN      Financial Analyst, is
                                                                                              PHOTO]       manager of AIM
                                                                                                           Developing Markets Fund.
                                                                                                           Mr. Endresen joined AIM
                                                                                           in 1999 and graduated summa cum laude
                                                                                           from the University of Oregon with a
                                                                                           B.S. in finance. He also earned an
                                                                                           M.B.A. from The University of Texas at
                                                                                           Austin.

                                                                                           Assisted by Asia/Latin America Team and
                                                                                           Europe/Canada Team

=======================================================================================

TOP 10 INDUSTRIES*                           FUND VS. INDEXES

 1. Diversified Banks             17.9%      TOTAL RETURNS, 10/31/03-10/31/04,
                                             EXCLUDING APPLICABLE SALES CHARGES. IF
 2. Wireless Telecommunication               SALES CHARGES WERE INCLUDED, RETURNS
    Services                       8.9       WOULD BE LOWER.

 3. Integrated Oil & Gas           6.2       Class A Shares                    21.05%

 4. Integrated Telecommunication             Class B Shares                    20.46
    Services                       5.7
                                             Class C Shares                    20.60
 5. Hypermarkets & Super Centers   5.3
                                             MSCI EAFE Index
 6. Electronic Equipment                     (Broad Market Index)              18.84
    Manufacturers                  5.2
                                             MSCI Emerging Market Free
 7. Broadcasting & Cable TV        3.4       Index (Style-specific Index)      19.02

 8. IT Consulting & Other                    Lipper Emerging Market Fund
    Services                       2.7       Index (Peer Group Index)          21.58

 9. Packaged Foods & Meats         2.3       SOURCE: LIPPER, INC.

10. Pharmaceuticals                2.2       TOTAL NET ASSETS          $230.5 MILLION

                                             TOTAL NUMBER OF HOLDINGS*             99

=======================================================================================           [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this           or expenses you paid for the period. You
                                             table, together with the amount you           may use this information to compare the
As a shareholder of the fund, you incur      invested, to estimate the expenses that       ongoing costs of investing in the fund
two types of costs: (1) transaction          you paid over the period. Simply divide       and other funds. To do so, compare this
costs, which may include sales charges       your account value by $1,000 (for             5% hypothetical example with the 5%
(loads) on purchase payments; contingent     example, an $8,600 account value divided      hypothetical examples that appear in the
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the           shareholder reports of the other funds.
and redemption fees, if any; and (2)         result by the number in the table under
ongoing costs, including management          the heading entitled "Actual Expenses            Please note that the expenses shown
fees; distribution and/or service fees       Paid During Period" to estimate the           in the table are meant to highlight your
(12b-1); and other fund expenses. This       expenses you paid on your account during      ongoing costs only and do not reflect
example is intended to help you              this period.                                  any transactional costs, such as sales
understand your ongoing costs (in                                                          charges (loads) on purchase payments,
dollars) of investing in the fund and to     HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
compare these costs with ongoing costs       PURPOSES                                      redemptions, and redemption fees, if
of investing in other mutual funds. The                                                    any. Therefore, the hypothetical
example is based on an investment of         The table below also provides                 information is useful in comparing
$1,000 invested at the beginning of the      information about hypothetical account        ongoing costs only, and will not help
period and held for the entire period,       values and hypothetical expenses based        you determine the relative total costs
May 1, 2004-October 31, 2004.                on the fund's actual expense ratio and        of owning different funds. In addition,
                                             an assumed rate of return of 5% per year      if these transactional costs were
ACTUAL EXPENSES                              before expenses, which is not the fund's      included, your costs would have been
                                             actual return. The hypothetical account       higher.
The table below provides information         values and expenses may not be used to
about actual account values and actual       estimate the actual ending account
expenses.                                    balance


===================================================================================================================================

                                                         ACTUAL                                       HYPOTHETICAL
                                                                                           (5% ANNUAL RETURN BEFORE EXPENSES)

                BEGINNING ACCOUNT        ENDING ACCOUNT             EXPENSES             ENDING ACCOUNT             EXPENSES
                      VALUE                   VALUE                PAID DURING               VALUE                 PAID DURING
                    (5/01/04)             (10/31/04)(1)             PERIOD(2)              (10/31/04)               PERIOD(2)
Class A             $1,000.00               $1,124.80                $10.68                 $1,015.08                $10.13
Class B              1,000.00                1,121.30                 13.44                  1,012.47                 12.75
Class C              1,000.00                1,122.40                 13.44                  1,012.47                 12.75


(1)The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 12.48%, 12.13%, and 12.24% for Class A, B and C shares, respectively.

(2)Expenses are equal to the fund's annualized expense ratio (2.00%, 2.52%, and 2.52% for Class A, B, and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

===================================================================================================================================
                                                                                           [ARROW
                                                                                           BUTTON        For More Information Visit
                                                                                           IMAGE]            AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   1/11/94-10/31/04 Index data from 12/31/93

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                            AIM Developing   Lipper Emerging
management fees. Index results include                       Markets Fund      Market Fund      MSCI EAFE     MSCI EMF
reinvested dividends, but they do not          Date         Class A Shares        Index           Index         Index
reflect sales charges. Performance of an
index of funds reflects fund expenses        1/11/1994        $ 9525             $10000          $10000        $10000
and management fees; performance of a        1/94               9614              10253           10845         10182
market index does not. Performance shown     4/94               7944               8874           10789          8914
in the chart does not reflect deduction      7/94               8274               9164           10983          9522
of taxes a shareholder would pay on fund     10/94              9194              10016           11251         10631
distributions or sale of fund shares.        1/95               7381               7936           10364          8282
Performance of the indexes does not          4/95               7250               8090           11391          8486
reflect the effects of taxes.                7/95               7862               8798           11747          9165
                                             10/95              7665               8176           11210          8565
   In evaluating this chart, please note     1/96               8799               8990           12035          9410
that the chart uses a logarithmic scale      4/96               9036               9275           12691          9706
along the vertical axis (the value           7/96               9000               8841           12161          9058
scale). This means that each scale           10/96              9581               8965           12383          9121
increment always represents the same         1/97              10365               9954           12266          9951
percent change in price; in a linear         4/97              10510              10047           12578         10122
chart each scale increment always            7/97              11495              11222           14364         11133
represents the same absolute change in       10/97              9092               8619           12957          8347
price. In this example, the scale            1/98               8363               7722           13528          7590
increment between $5,000 and $10,000 is      4/98               9426               8767           14957          8651
the same as that between $10,000 and         7/98               7641               7099           15149          6894
$20,000. In a linear chart, the latter       10/98              5719               5760           14206          5761
scale increment would be twice as large.     1/99               5760               5947           15478          6050
The benefit of using a logarithmic scale     4/99               7351               7463           16377          7769
is that it better illustrates                7/99               7699               7996           16619          8367
performance during the fund's early          10/99              7614               7857           17479          8331
years depicted in the chart before           1/00               9337              10137           18457         10294
reinvested distributions and compounding     4/00               8253               9331           18652          9487
create the potential for the original        7/00               7796               8894           18116          8931
investment to grow to very large             10/00              6889               7520           16973          7597
numbers. Had the chart used a linear         1/01               7192               7908           16908          8078
scale along its vertical axis, you would     4/01               6163               6936           15612          7046
not be able to see as clearly the            7/01               5774               6569           14183          6543
movements in the value of the fund and       10/01              4924               5850           12741          5815
the indexes during the early years           1/02               6453               7109           12583          7167
depicted. We use a logarithmic scale in      4/02               6989               7760           13445          7773
financial reports of funds that have         7/02               5792               6594           11783          6537
more than five years of performance          10/02              5492               6267           11058          6306
history.                                     1/03               5689               6485           10705          6488
                                             4/03               5830               6718           11258          6680
                                             7/03               6901               7910           12525          8042
AVERAGE ANNUAL TOTAL RETURNS                 10/03              8288               9298           14047          9380
As of 10/31/04, including sales charges      1/04               9188              10530           15700         10545
                                             4/04               8920              10272           15788         10260
CLASS A SHARES                               7/04               8723               9974           15663          9925
10 Years                          0.39%      10/04            $10035             $11304          $16693        $11200
 5 Years                          4.66                                                           Source: Lipper, Inc.
 1 Year                          15.35
                                             In addition to returns as of the close           Class A share performance reflects
CLASS B SHARES                               of the fiscal year, industry regulations      the maximum 4.75% sales charge, and
Inception (11/3/97)               0.29%      require us to provide average annual          Class B and Class C share performance
5 Years                           4.76       total returns as of 9/30/04, the most         reflects the applicable contingent
1 Year                           15.46       recent calendar quarter-end.                  deferred sales charge (CDSC) for the
                                                                                           period involved. The CDSC on Class B
CLASS C SHARES                               AVERAGE ANNUAL TOTAL RETURNS                  shares declines from 5% beginning at the
Inception (3/1/99)                9.57%      As of 9/30/04, most recent calendar           time of purchase to 0% at the beginning
5 Years                           5.07       quarter-end, including applicable sales       of the seventh year. The CDSC on Class C
1 Year                           19.60       charges                                       shares is 1% for the first year after
                                                                                           purchase.
                                             CLASS A SHARES
                                             10 Years                         -0.18%          The performance of the fund's share
                                              5 Years                          4.51        classes will differ due to different
                                              1 Year                          20.15        sales charge structures and class
                                                                                           expenses.
                                             CLASS B SHARES
                                             Inception (11/3/97)              -0.35%          Had the advisor not waived fees
                                             5 Years                           4.59        and/or reimbursed expenses, performance
                                             1 Year                           20.42        would have been lower.

                                             CLASS C SHARES                                   A redemption fee of 2% will be
                                             Inception (3/1/99)                8.85%       imposed on certain redemptions or
                                             5 Years                           4.93        exchanges out of the fund within 30 days
                                             1 Year                           24.58        of purchase. Exceptions to the
                                                                                           redemption fee are listed in the fund's
                                             The performance data quoted represent         prospectus.
                                             past performance and cannot guarantee
                                             comparable future results; current
                                             performance may be lower or higher.
                                             Please visit AIMinvestments.com for the
                                             most recent month-end performance.
                                             Performance figures reflect reinvested
                                             distributions, changes in net asset
                                             value and the effect of the maximum
                                             sales charge unless otherwise stated.
                                             Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.

===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.66%

BERMUDA-1.09%

Central European Media Enterprises Ltd.-Class
  A (Broadcasting & Cable TV)(a)                     40,000   $  1,415,600
--------------------------------------------------------------------------
Texwinca Holdings Ltd. (Textiles)(b)              1,212,000      1,098,780
==========================================================================
                                                                 2,514,380
==========================================================================

BRAZIL-7.02%

Banco Itau Holding Financeira S.A.-Pfd.
  (Diversified Banks)(a)                             29,100      3,521,413
--------------------------------------------------------------------------
Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar-ADR (Hypermarkets & Super
  Centers)                                           93,800      2,232,440
--------------------------------------------------------------------------
Companhia de Bebidas das Americas-ADR
  (Brewers)                                          81,600      2,023,680
--------------------------------------------------------------------------
Grendene S.A.(Apparel Accessories & Luxury
  Goods)(a)                                          86,000      1,045,204
--------------------------------------------------------------------------
Natura Cosmeticos S.A. (Household Products)
  (Acquired 05/25/04-10/21/04; Cost
  $849,758)(c)                                       57,200      1,160,304
--------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                            132,200      4,309,720
--------------------------------------------------------------------------
Tele Norte Leste Participacoes S.A.-ADR
  (Integrated Telecommunication Services)           144,234      1,886,581
--------------------------------------------------------------------------
Telesp Celular Participacoes S.A.-Pfd.
  (Wireless Telecommunication Services)(a)                1              2
==========================================================================
                                                                16,179,344
==========================================================================

CANADA-0.58%

PetroKazakhstan Inc.-Class A
  (Integrated Oil & Gas)                             36,000      1,330,158
==========================================================================

CAYMAN ISLANDS-4.59%

China Mengniu Dairy Co. Ltd. (Packaged Foods
  & Meats)(a)                                     2,032,000      1,683,870
--------------------------------------------------------------------------
Global Bio-chem Technology Group Co. Ltd.
  (Biotechnology)(b)                              1,730,000      1,359,504
--------------------------------------------------------------------------
Global Bio-chem Technology Group Co., Ltd.-
  Wts., expiring 05/31/07 (Biotechnology)(d)        193,500         13,425
--------------------------------------------------------------------------
Golden Meditech Co. Ltd. (Health Care
  Equipment)                                      3,894,800        940,737
--------------------------------------------------------------------------
Luen Thai Holdings Ltd. (Distributors)
  (Acquired 08/19/04-10/07/04; Cost
  $1,095,086)(a)(c)                               2,488,000      1,278,602
--------------------------------------------------------------------------
Sa Sa International Holdings Ltd.
  (Specialty Stores)(b)                           2,586,000      1,080,520
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
CAYMAN ISLANDS-(CONTINUED)

Shanda Interactive Entertainment Ltd.-ADR
  (Leisure Products)(a)(e)                          100,200   $  3,044,978
--------------------------------------------------------------------------
Solomon Systech International Ltd.
  (Semiconductors)                                4,618,000      1,168,814
==========================================================================
                                                                10,570,450
==========================================================================

CHINA-3.71%

China Petroleum and Chemical Corp.
  (Sinopec)-Class H (Integrated Oil & Gas)(b)     4,252,000      1,623,439
--------------------------------------------------------------------------
China Shipping Development Co. Ltd.-Class H
  (Marine)(b)                                     1,418,000      1,187,455
--------------------------------------------------------------------------
PICC Property & Casualty Co. Ltd.-Class H
  (Property & Casualty Insurance)(a)(b)           3,000,000      1,082,856
--------------------------------------------------------------------------
Ping An Insurance Co. of China Ltd.-Class H
  (Life & Health Insurance)(a)                    1,132,000      1,781,589
--------------------------------------------------------------------------
Tong Ren Tang Technologies Co. Ltd.-Class H
  (Pharmaceuticals)                                 421,000        924,918
--------------------------------------------------------------------------
Weiqiao Textile Co. Ltd.-Class H (Textiles)
  (Acquired 09/19/03-08/31/04; Cost
  $1,751,982)(b)(c)                               1,338,500      1,954,788
==========================================================================
                                                                 8,555,045
==========================================================================

CZECH REPUBLIC-0.54%

Komercni Banka A.S.-GDR (Diversified Banks)          29,700      1,247,400
==========================================================================

EGYPT-1.40%

Orascom Construction Industries (Construction
  & Engineering)                                    278,212      3,221,990
==========================================================================

GREECE-0.26%

Coca-Cola Hellenic Bottling Co. S.A. (Soft
  Drinks)(b)                                         26,675        596,463
==========================================================================

HONG KONG-0.85%

CNOOC Ltd. (Oil & Gas Exploration &
  Production)(b)                                  3,813,000      1,964,330
==========================================================================

HUNGARY-2.47%

OTP Bank Rt. (Diversified Banks)(b)                 126,400      3,211,343
--------------------------------------------------------------------------
OTP Bank Rt.-GDR REGS (Diversified Banks)
  (Acquired 01/14/03-04/15/03; Cost
  $1,017,884)(c)(e)                                  49,100      2,479,550
--------------------------------------------------------------------------
Technoimpex (Multi-Sector Holdings) (Acquired
  11/22/90; Cost $2,989,406)(a)(c)(f)(g)              1,400              0
==========================================================================
                                                                 5,690,893
==========================================================================

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

INDIA-6.81%

HDFC Bank Ltd.-ADR (Diversified Banks)(e)           101,061   $  3,554,315
--------------------------------------------------------------------------
Infosys Technologies Ltd.-ADR (IT Consulting
  & Services)(e)                                     94,800      6,304,200
--------------------------------------------------------------------------
Ranbaxy Laboratories Ltd.-GDR
  (Pharmaceuticals) (Acquired 10/22/03; Cost
  $1,258,200)(c)(f)(g)                               54,000      1,309,500
--------------------------------------------------------------------------
Ranbaxy Laboratories Ltd.-GDR
  (Pharmaceuticals)                                  48,000      1,164,000
--------------------------------------------------------------------------
Tata Motors Ltd.-ADR (Automobile
  Manufacturers)(a)(e)                              232,000      2,134,400
--------------------------------------------------------------------------
Tata Motors Ltd.-GDR (Automobile
  Manufacturers) (Acquired 10/22/03-01/27/04;
  Cost $1,246,879)(c)(f)(g)                         134,000      1,232,800
==========================================================================
                                                                15,699,215
==========================================================================

INDONESIA-1.53%

PT Astra Agro Lestari TBK (Agricultural
  Products)(b)                                    4,710,500      1,515,922
--------------------------------------------------------------------------
PT Telekomunikasi Indonesia (Integrated
  Telecommunication Services)(b)                  4,199,000      2,011,985
==========================================================================
                                                                 3,527,907
==========================================================================

ISRAEL-0.69%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                  61,500      1,599,000
==========================================================================

LUXEMBOURG-1.26%

Millicom International Cellular S.A.
  (Wireless Telecommunication Services)(a)           62,200      1,235,914
--------------------------------------------------------------------------
Tenaris S.A. (Oil & Gas Equipment & Services)             5             22
--------------------------------------------------------------------------
Tenaris S.A.-ADR (Oil & Gas Equipment &
  Services)                                          37,068      1,659,534
==========================================================================
                                                                 2,895,470
==========================================================================

MALAYSIA-3.26%

Genting Berhad (Casinos & Gaming)(b)                334,000      1,485,835
--------------------------------------------------------------------------
IOI Corp. Berhad (Agricultural Products)(b)         666,000      1,666,618
--------------------------------------------------------------------------
Maxis Communications Berhad (Wireless
  Telecommunications Services)(b)                 1,378,100      3,116,558
--------------------------------------------------------------------------
Public Bank Berhad (Diversified Banks)(b)           684,000      1,251,311
==========================================================================
                                                                 7,520,322
==========================================================================

MEXICO-8.84%

Alfa, S.A.-Class A (Industrial Conglomerates)       774,000      3,008,398
--------------------------------------------------------------------------
America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)             122,700      5,398,800
--------------------------------------------------------------------------
Consorcio ARA, S.A. de C.V. (Homebuilding)(a)       508,900      1,358,360
--------------------------------------------------------------------------
Corporacion GEO, S.A. de C.V.-Series B
  (Homebuilding)(a)                                 877,900      1,377,068
--------------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V.-Class O
  (Diversified Banks)                               472,700      2,220,326
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
MEXICO-(CONTINUED)

Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                                42,228   $  2,322,540
--------------------------------------------------------------------------
Urbi, Desarrollos Urbanos, S.A. de C.V.
  (Homebuilding)(a)                                 313,700      1,169,001
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                  1,077,100      3,519,081
==========================================================================
                                                                20,373,574
==========================================================================

NETHERLANDS-0.44%

Efes Breweries International-GDR REGS
  (Brewers) (Acquired 10/15/04; Cost
  $857,925)(a)(c)(f)(g)                              36,900      1,023,975
==========================================================================

PHILIPPINES-2.65%

Philippine Long Distance Telephone Co.
  (Integrated Telecommunication
  Services)(a)(b)                                   196,500      4,896,436
--------------------------------------------------------------------------
SM Prime Holdings (Real Estate Management &
  Development)                                    9,095,000      1,212,020
==========================================================================
                                                                 6,108,456
==========================================================================

RUSSIA-7.71%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(a)(e)                                    39,200      4,468,800
--------------------------------------------------------------------------
LUKOIL-ADR (Integrated Oil & Gas)(h)                 57,158      7,112,742
--------------------------------------------------------------------------
Mobile Telesystems-ADR (Wireless
  Telecommunication Services)                        42,700      6,196,624
==========================================================================
                                                                17,778,166
==========================================================================

SOUTH AFRICA-11.63%

Barloworld Ltd. (Industrial Conglomerates)          121,900      1,710,649
--------------------------------------------------------------------------
Foschini Ltd. (Apparel Retail)                      658,400      3,294,025
--------------------------------------------------------------------------
Impala Platinum Holdings Ltd. (Precious
  Metals & Minerals)(b)                              14,101      1,138,999
--------------------------------------------------------------------------
JD Group Ltd. (Home Improvement Retail)             210,000      1,963,502
--------------------------------------------------------------------------
Massmart Holdings Ltd. (Hypermarkets & Super
  Centers)(a)                                       559,800      3,930,193
--------------------------------------------------------------------------
Naspers Ltd.-Class N (Broadcasting & Cable
  TV)                                               447,000      4,120,796
--------------------------------------------------------------------------
Standard Bank Group Ltd. (Diversified Banks)        722,586      6,376,892
--------------------------------------------------------------------------
Telkom South Africa Ltd. (Integrated
  Telecommunication Services) (Acquired
  11/25/03-06/18/04; Cost $3,233,413)(c)            299,700      4,262,291
==========================================================================
                                                                26,797,347
==========================================================================

SOUTH KOREA-15.56%

Cheil Communications Inc. (Advertising)(b)           15,100      1,999,279
--------------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)(b)                 63,000      3,506,676
--------------------------------------------------------------------------
Hana Bank (Diversified Banks)(b)                    334,200      8,356,679
--------------------------------------------------------------------------
Hankook Tire Co. Ltd. (Tires & Rubber)(b)           174,700      1,620,185
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------

SOUTH KOREA-(CONTINUED)

Hyundai Department Store Co., Ltd.
  (Department Stores)(b)                             88,700   $  2,580,181
--------------------------------------------------------------------------
Hyundai Motor Co. (Automobile
  Manufacturers)(b)                                  19,600        953,251
--------------------------------------------------------------------------
POSCO-ADR (Steel)                                    94,200      3,522,138
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-GDR REGS
  (Electronic Equipment Manufacturers)
  (Acquired 11/03/00-08/29/01; Cost
  $2,632,053)(b)(c)(f)                               32,023      6,296,936
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-Pfd.
  (Electronic Equipment Manufacturers)(b)            11,300      3,032,823
--------------------------------------------------------------------------
Shinhan Financial Group Co., Ltd.
  (Diversified Banks)(b)                             78,800      1,557,674
--------------------------------------------------------------------------
Shinsegae Co., Ltd. (Hypermarkets & Super
  Centers)(b)                                         8,700      2,449,497
==========================================================================
                                                                35,875,319
==========================================================================

TAIWAN-7.36%

Asia Optical Co., Inc. (Photographic
  Products)(b)                                      469,463      2,226,053
--------------------------------------------------------------------------
Catcher Technology Co., Ltd. (Computer
  Storage & Peripherals)(b)                         757,400      2,322,796
--------------------------------------------------------------------------
Chinatrust Financial Holding Co. Ltd.
  (Diversified Banks)(b)                          2,658,540      3,035,818
--------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment Manufacturers)(b)           310,959      1,143,450
--------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.-GDR REGS
  (Electronic Equipment Manufacturers)
  (Acquired 08/14/02-03/10/03; Cost
  $1,083,796)(b)(c)(e)(f)                           205,994      1,569,851
--------------------------------------------------------------------------
Ichia Technologies, Inc. (Computer Storage &
  Peripherals)(b)                                   929,061      1,416,538
--------------------------------------------------------------------------
Merry Electronics Co., Ltd. (Consumer
  Electronics)(b)                                 1,015,581      2,297,176
--------------------------------------------------------------------------
Novatek Microelectronics Corp., Ltd.
  (Semiconductors)(b)                                74,801        182,093
--------------------------------------------------------------------------
President Chain Store Corp. (Food Retail)(b)        683,086      1,020,687
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-Equity Participation Ctfs., expiring
  01/14/05 (ABN AMRO) (Semiconductors)
  (Acquired 01/02/03-06/14/04; Cost
  $1,332,392)(c)                                  1,330,489      1,744,005
==========================================================================
                                                                16,958,467
==========================================================================

THAILAND-2.53%

Bangkok Bank PCL-NVDR (Diversified
  Banks)(a)(g)                                      481,000      1,096,389
--------------------------------------------------------------------------
Kasikornbank PCL (Diversified Banks)(a)(b)        1,527,000      1,750,528
--------------------------------------------------------------------------


                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
THAILAND-(CONTINUED)

Siam Cement PCL (The) (Construction
  Materials)(b)                                     230,000   $  1,437,621
--------------------------------------------------------------------------
Siam Commercial Bank PCL (Diversified
  Banks)(b)                                       1,480,600      1,554,343
==========================================================================
                                                                 5,838,881
==========================================================================

TURKEY-1.79%

Haci Omer Sabanci Holding A.S. (Multi-Sector
  Holdings)                                     413,100,000      1,496,334
--------------------------------------------------------------------------
Koc Holding A.S. (Industrial Conglomerates)     434,400,000      2,632,282
==========================================================================
                                                                 4,128,616
==========================================================================

UNITED KINGDOM-2.09%

Anglo American PLC (Diversified Metals &
  Mining)(b)                                        219,200      4,813,387
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $139,107,681)                            222,808,555
==========================================================================

                                                PRINCIPAL
                                                  AMOUNT
BONDS-0.00%

BRAZIL-0.00%

Companhia Vale do Rio Doce (Diversified
  Metals & Mining), Sub. Deb., 0.00%,
  (Acquired 01/22/99; Cost
  $0)(c)(f)(g)(i)(j)(k) BRL                             276              0
==========================================================================

                                                  SHARES
MONEY MARKET FUNDS-1.02%

Liquid Assets Portfolio-Institutional
  Class(l)                                        1,179,829      1,179,829
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(l)       1,179,829      1,179,829
==========================================================================
    Total Money Market Funds (Cost
      $2,359,658)                                                2,359,658
==========================================================================
TOTAL INVESTMENTS-97.68% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $141,467,339)                  225,168,213
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-5.64%

Liquid Assets Portfolio-Institutional
  Class(l)(m)                                     6,498,615      6,498,615
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(l)(m)                                     6,498,615      6,498,615
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $12,997,230)                                        12,997,230
==========================================================================
TOTAL INVESTMENTS-103.32% (Cost $154,464,569)                  238,165,443
==========================================================================
OTHER ASSETS LESS LIABILITIES-(3.32%)                           (7,649,490)
==========================================================================
NET ASSETS-100.00%                                            $230,515,953
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
BRL    - Brazilian Real
Ctfs.  - Certificates
Deb.   - Debentures
GDR    - Global Depositary Receipt
NVDR   - Non-Voting Depositary Receipt
Pfd.   - Preferred
REGS   - Regulation S
Sub.   - Subordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at October 31, 2004 was $89,366,664, which represented 37.52% of the Fund's Total Investments. See
    Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at October 31, 2004 was $24,312,602, which represented 10.55% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Non-income producing security acquired through a corporate action.
(e) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(f) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at October 31, 2004 was $11,433,062, which represented 4.96% of the Fund's net assets.
(g) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at October 31, 2004 was $4,662,664, which represented 1.96% of the Fund's Total Investments. See Note 1A.
(h) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at October 31, 2004 was $7,112,742, which represented 2.99% of the Fund's Total Investments. See Note 1A.
(i) Foreign denominated security. Par value is denominated in currency indicated.
(j) Zero coupon bond issued at a discount and acquired through a corporate action.
(k) Perpetual bond with no specified maturity date.
(l) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(m) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $139,107,681)*                               $222,808,555
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $15,356,888)                             15,356,888
===========================================================
     Total investments (cost $154,464,569)      238,165,443
===========================================================
Foreign currencies, at value (cost
  $4,872,861)                                     4,962,157
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,809,548
-----------------------------------------------------------
  Fund shares sold                                  198,309
-----------------------------------------------------------
  Dividends                                         559,493
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               14,134
-----------------------------------------------------------
Other assets                                         24,605
===========================================================
     Total assets                               245,733,689
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             978,217
-----------------------------------------------------------
  Fund shares reacquired                            405,844
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                18,721
-----------------------------------------------------------
  Collateral upon return of securities loaned    12,997,230
-----------------------------------------------------------
Accrued distribution fees                           153,555
-----------------------------------------------------------
Accrued trustees' fees                                  950
-----------------------------------------------------------
Accrued transfer agent fees                          98,473
-----------------------------------------------------------
Accrued operating expenses                          564,746
===========================================================
     Total liabilities                           15,217,736
===========================================================
Net assets applicable to shares outstanding    $230,515,953
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $385,694,171
-----------------------------------------------------------
Undistributed net investment income                 (15,136)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                   (238,936,715)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              83,773,633
===========================================================
                                               $230,515,953
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $197,847,726
___________________________________________________________
===========================================================
Class B                                        $ 26,446,697
___________________________________________________________
===========================================================
Class C                                        $  6,221,530
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          15,568,200
___________________________________________________________
===========================================================
Class B                                           2,119,959
___________________________________________________________
===========================================================
Class C                                             499,144
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.71
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.71 divided by
       95.25%)                                 $      13.34
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      12.48
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      12.46
___________________________________________________________
===========================================================

* At October 31, 2004, securities with an aggregate market value of $12,421,446 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $652,851)        $ 4,977,762
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $73,121)*                            119,062
-------------------------------------------------------------------------
Interest                                                            9,670
=========================================================================
    Total investment income                                     5,106,494
=========================================================================

EXPENSES:

Advisory fees                                                   2,305,531
-------------------------------------------------------------------------
Administrative services fees                                       74,387
-------------------------------------------------------------------------
Custodian fees                                                    364,353
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         976,226
-------------------------------------------------------------------------
  Class B                                                         291,650
-------------------------------------------------------------------------
  Class C                                                          57,331
-------------------------------------------------------------------------
Transfer agent fees                                             1,030,697
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             16,291
-------------------------------------------------------------------------
Other                                                             313,051
=========================================================================
    Total expenses                                              5,429,517
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (519,317)
=========================================================================
    Net expenses                                                4,910,200
=========================================================================
Net investment income                                             196,294
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (net of tax on sale of foreign
    investment of $384,223 -- Note 1G)                         24,335,455
-------------------------------------------------------------------------
  Foreign currencies                                             (456,059)
=========================================================================
                                                               23,879,396
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (net of change in estimated tax on
    foreign investment held of $(111,468) -- Note 1G)          17,885,672
-------------------------------------------------------------------------
  Foreign currencies                                               86,913
=========================================================================
                                                               17,972,585
=========================================================================
Net gain from investment securities and foreign currencies     41,851,981
=========================================================================
Net increase in net assets resulting from operations          $42,048,275
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    196,294    $    631,951
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  23,879,396       5,656,632
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           17,972,585      73,571,951
==========================================================================================
    Net increase in net assets resulting from operations        42,048,275      79,860,534
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (387,540)             --
==========================================================================================
Share transactions-net:
  Class A                                                      (47,208,187)     18,123,053
------------------------------------------------------------------------------------------
  Class B                                                       (8,761,469)    (12,324,655)
------------------------------------------------------------------------------------------
  Class C                                                        1,131,796         200,503
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (54,837,860)      5,998,901
==========================================================================================
    Net increase (decrease) in net assets                      (13,177,125)     85,859,435
==========================================================================================

NET ASSETS:

  Beginning of year                                            243,693,078     157,833,643
==========================================================================================
  End of year (including undistributed net investment income
    of $(15,136) and $375,049, respectively)                  $230,515,953    $243,693,078
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Developing Markets Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of income. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets in excess of $1.5 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50% of average daily net assets, respectively, through October 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $480,137.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $35,206 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $74,387 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $1,030,697. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Rule 12b-1 Plan fees on Class A shares issued as a result of conversion of shares from G.T. Developing Markets Fund, Inc. on October 31, 1997 and in connection with the AIM Eastern Europe Fund reorganization on September 10, 1999 are limited to 0.25% of the average net assets of the Fund's Class A shares issued in connection with such transactions. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $976,226, $291,650 and $57,331 respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $27,772 in front-end sales commissions from the sale of Class A shares and $119,828, $2,725, and $4,183 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemption by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $2,260,107       $41,634,626       $(42,714,904)         $   --         $1,179,829       $23,221       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            2,260,107        41,634,626        (42,714,904)             --          1,179,829        22,720           --
==================================================================================================================================
  Subtotal        $4,520,214       $83,269,252       $(85,429,808)         $   --         $2,359,658       $45,941       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 6,672,818      $ 45,523,886      $ (45,698,089)        $   --         $ 6,498,615     $ 36,911       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             6,672,817        45,523,887        (45,698,089)            --           6,498,615       36,210           --
==================================================================================================================================
    Subtotal      $13,345,635      $ 91,047,773      $ (91,396,178)        $   --         $12,997,230     $ 73,121       $   --
==================================================================================================================================
    Total         $17,865,849      $174,317,025      $(176,825,986)        $   --         $15,356,888     $119,062       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $83,840, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $3,974 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $3,974.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $5,070 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $12,421,446 were on loan to brokers. The loans were secured by cash collateral of $12,997,230 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $73,121 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                2004      2003
-------------------------------------------------------------------------------
Distributions paid from ordinary income                       $387,540    $  --
_______________________________________________________________________________
===============================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
---------------------------------------------------------------------------
Unrealized appreciation -- investments                        $  83,217,174
---------------------------------------------------------------------------
Temporary book/tax differences                                      (15,136)
---------------------------------------------------------------------------
Capital loss carryforward                                      (238,380,256)
---------------------------------------------------------------------------
Shares of beneficial interest                                   385,694,171
===========================================================================
Total net assets                                              $ 230,515,953
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses the tax deferral of on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $72,759.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $200,504,228 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund utilized $24,445,479 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2005                                                $ 70,744,735
-----------------------------------------------------------------------------
October 31, 2006                                                  76,692,697
-----------------------------------------------------------------------------
October 31, 2007                                                   9,273,499
-----------------------------------------------------------------------------
October 31, 2008                                                  15,085,807
-----------------------------------------------------------------------------
October 31, 2009                                                  59,191,538
-----------------------------------------------------------------------------
October 31, 2010                                                   7,382,000
-----------------------------------------------------------------------------
October 31, 2012                                                       9,980
=============================================================================
Total capital loss carryforward                                 $238,380,256
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $111,099,377 and $161,728,801, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $86,623,654
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (3,479,239)
===============================================================================
Net unrealized appreciation of investment securities              $83,144,415
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $155,021,028.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and foreign capital gain tax, on October 31, 2004, undistributed net investment income was decreased by $198,939, undistributed net realized gain (loss) was increased by $840,282 and shares of beneficial interest decreased by $641,343. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,161,632    $ 37,179,879     21,378,062    $ 175,888,823
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        642,088       7,399,135        687,629        5,832,379
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        934,253      10,692,654      3,620,023       28,027,976
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         29,076         314,212             --               --
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        587,037       6,828,510      1,240,782        9,667,175
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (596,411)     (6,828,510)    (1,256,198)      (9,667,175)
========================================================================================================================
Reacquired:(b)
  Class A                                                     (8,100,696)    (91,530,788)   (20,514,740)    (167,432,945)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (832,457)     (9,332,094)    (1,090,836)      (8,489,859)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (856,693)     (9,560,858)    (3,569,799)     (27,827,473)
========================================================================================================================
                                                              (5,032,171)   $(54,837,860)       494,923    $   5,998,901
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 19% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Amount is net of redemption fees of $33,118, $4,843 and $957 for Class A, Class B and Class C shares for 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------------
                                                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.52       $   6.96       $   6.32       $   8.89       $   9.86
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.02(a)        0.04(a)       (0.01)(a)       0.15(a)        0.01(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.19           3.52           0.74          (2.67)         (0.95)
=================================================================================================================================
    Total from investment operations                             2.21           3.56           0.73          (2.52)         (0.94)
=================================================================================================================================
Less distributions from net investment income                   (0.02)            --          (0.09)         (0.05)         (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest           0.00             --             --             --           0.01
=================================================================================================================================
Net asset value, end of period                               $  12.71       $  10.52       $   6.96       $   6.32       $   8.89
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 21.05%         51.15%         11.37%        (28.51)%        (9.52)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $197,848       $209,221       $123,812       $110,756       $136,160
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.00%(c)       2.00%          1.84%          1.76%          1.87%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.22%(c)       2.33%          2.35%          2.26%          1.95%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      0.16%(c)       0.44%         (0.07)%         1.95%          0.05%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            49%           100%           109%           144%           192%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $201,566,562.


                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                               2004          2003          2002           2001          2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.36       $  6.89       $  6.25       $   8.79       $  9.79
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)(a)     (0.01)(a)     (0.05)(a)       0.11(a)      (0.06)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.16          3.48          0.73          (2.65)        (0.94)
==============================================================================================================================
    Total from investment operations                             2.12          3.47          0.68          (2.54)        (1.00)
==============================================================================================================================
Less distributions from net investment income                      --            --         (0.04)            --            --
------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest           0.00            --            --             --            --
==============================================================================================================================
Net asset value, end of period                                $ 12.48       $ 10.36       $  6.89       $   6.25       $  8.79
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                 20.46%        50.36%        10.85%        (28.90)%      (10.21)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $26,447       $30,111       $31,465       $ 51,040       $79,754
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.52%(c)      2.53%         2.38%          2.35%         2.47%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.74%(c)      2.86%         2.89%          2.85%         2.55%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.36)%(c)    (0.08)%       (0.61)%         1.36%        (0.56)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                            49%          100%          109%           144%          192%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $29,165,039.


                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2004         2003         2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.34       $ 6.88       $ 6.25        $ 8.79        $ 9.79
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.04)(a)    (0.01)(a)    (0.05)(a)      0.10(a)      (0.06)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.16         3.47         0.72         (2.64)        (0.94)
==========================================================================================================================
    Total from investment operations                            2.12         3.46         0.67         (2.54)        (1.00)
==========================================================================================================================
Less distributions from net investment income                     --           --        (0.04)           --            --
--------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial interest          0.00           --           --            --            --
==========================================================================================================================
Net asset value, end of period                                $12.46       $10.34       $ 6.88        $ 6.25        $ 8.79
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                20.50%       50.29%       10.69%       (28.90)%      (10.21)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,222       $4,361       $2,557        $1,682        $1,618
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                2.52%(c)     2.53%        2.38%         2.35%         2.47%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             2.74%(c)     2.86%        2.89%         2.85%         2.55%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.36)%(c)   (0.08)%      (0.61)%        1.36%        (0.56)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                           49%         100%         109%          144%          192%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $5,733,151.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.


Settled Enforcement Actions and Investigations Related to Market Timing


  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing


  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing


  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees


  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes


  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements


  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Developing Markets Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Developing Markets Fund (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 20, 2004
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1998             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     2001             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          1987             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2001             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      2001             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           2001             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND           TRUSTEE AND/       PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   OR OFFICER SINCE   DURING PAST 5 YEARS                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001               Partner, law firm of Kramer        Cortland Trust, Inc.
  Trustee                                            Levin Naftalis and Frankel LLP     (registered investment
                                                                                        company)
--------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution       General Chemical
  Trustee                                            Services (California)              Group, Inc.
                                                     Formerly: Associate Justice of
                                                     the California Court of Appeals
--------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950      2001               Formerly: Chief Executive          None
  Trustee                                            Officer, YWCA of the USA
--------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock &     None
  Trustee                                            Cooper
--------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935         1987               Retired                            None
  Trustee
--------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939          2001               Executive Vice President,          None
  Trustee                                            Development and Operations,
                                                     Hines Interests Limited
                                                     Partnership (real estate
                                                     development company)
--------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942              2003               Retired                            None
  Trustee
--------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959     2004               Senior Vice President, A I M       N/A
  Senior Vice President and                          Management Group Inc. (financial
  Chief Compliance Officer                           services holding company);
                                                     Senior Vice President and Chief
                                                     Compliance Officer, A I M
                                                     Advisors, Inc.; Vice President
                                                     and Chief Compliance Officer,
                                                     A I M Capital Management, Inc.
                                                     and A I M Distributors, Inc.;
                                                     and Vice President, AIM
                                                     Investment Services, Inc. and
                                                     Fund Management Company
                                                     Formerly: Senior Vice President
                                                     and Compliance Director,
                                                     Delaware Investments Family of
                                                     Funds
--------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956         2003               Director, Senior Vice President,   N/A
  Senior Vice President,                             Secretary and General Counsel,
  Secretary and Chief Legal                          A I M Management Group Inc.
  Officer                                            (financial services holding
                                                     company) and A I M Advisors,
                                                     Inc.; Director and Vice
                                                     President, INVESCO Distributors,
                                                     Inc.; Vice President, A I M
                                                     Capital Management, Inc., and
                                                     AIM Investment Services, Inc.;
                                                     Director, Vice President and
                                                     General Counsel, Fund Management
                                                     Company and Senior Vice
                                                     President, A I M Distributors,
                                                     Inc.
                                                     Formerly: Senior Vice President
                                                     and General Counsel, Liberty
                                                     Financial Companies, Inc.;
                                                     Senior Vice President and
                                                     General Counsel, Liberty Funds
                                                     Group, LLC and Vice President,
                                                     A I M Distributors, Inc.
--------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955          2002               Managing Director and Director     N/A
  Vice President                                     of Money Market Research and
                                                     Special Projects, A I M Capital
                                                     Management, Inc.; and Vice
                                                     President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961       2004               Vice President and Fund            N/A
  Vice President and Treasurer                       Treasurer, A I M Advisors, Inc.
                                                     Formerly: Senior Vice President,
                                                     AIM Investment Services, Inc.;
                                                     and Vice President, A I M
                                                     Distributors, Inc.
--------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960       2004               Director of Cash Management,       N/A
  Vice President                                     Managing Director and Chief Cash
                                                     Management Officer, A I M
                                                     Capital Management, Inc;
                                                     Director and President, Fund
                                                     Management Company; and Vice
                                                     President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940         2002               Executive Vice President, A I M    N/A
  Vice President                                     Management Group, Inc.; Senior
                                                     Vice President, A I M Advisors,
                                                     Inc., and President, Director of
                                                     Investments, Chief Executive
                                                     Officer and Chief Investment
                                                     Officer, A I M Capital
                                                     Management, Inc.
                                                     Formerly: Director of A I M
                                                     Advisors, Inc. and A I M
                                                     Management Group Inc., A I M
                                                     Advisors, Inc.; and Director and
                                                     Chairman, A I M Capital
                                                     Management, Inc.
--------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   PricewaterhouseCoopers
Suite 100               11 Greenway Plaza        Inc.                  LLP
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1201 Louisiana
                        Houston, TX 77046-1173   Suite 100             Street
                                                 Houston, TX           Suite 2900
                                                 77046-1173            Houston, Texas
                                                                       77002-5678

COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2004, 0% is eligible for the dividends received deduction for corporations. For its tax year ended October 31, 2004, the Fund designated 100.00%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

      DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                         AIM Developing Markets Fund
AIM Basic Balanced Fund*                   AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                       AIM European Small Company Fund(5)            AIM High Yield Fund
AIM Blue Chip Fund                         AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund               AIM Global Equity Fund(6)                     AIM Intermediate Government Fund
AIM Charter Fund                           AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                     AIM Global Value Fund                         AIM Money Market Fund
AIM Core Stock Fund(1)                     AIM International Core Equity Fund(1)         AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund           AIM International Emerging Growth Fund(7)     AIM Total Return Bond Fund
AIM Diversified Dividend Fund              AIM International Growth Fund                 Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                       AIM Trimark Fund
AIM Emerging Growth Fund                                                                 TAX-FREE
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund                              SECTOR EQUITY                     AIM High Income Municipal Fund
AIM Libra Fund                                                                           AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund               AIM Advantage Health Sciences Fund(1)         AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)            AIM Energy Fund(1)                            AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                    AIM Financial Services Fund(1)
AIM Mid Cap Stock Fund(1)                  AIM Global Health Care Fund
AIM Opportunities I Fund                   AIM Gold & Precious Metals Fund(1)                AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                  AIM Health Sciences Fund(1)
AIM Opportunities III Fund                 AIM Leisure Fund(1)                           AIM Aggressive Allocation Fund
AIM Premier Equity Fund                    AIM Multi-Sector Fund(1)                      AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                  AIM Real Estate Fund                          AIM Moderate Allocation Fund
AIM Select Equity Fund                     AIM Technology Fund(1)
AIM Small Cap Equity Fund(3)               AIM Utilities Fund(1)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)           ===============================================================================
AIM Total Return Fund*(1)                  CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Trimark Endeavor Fund                  FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Small Companies Fund           FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                        ===============================================================================

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com                  DVM-AR-1            A I M Distributors, Inc.


                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash                 [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management                 --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                     AIM GLOBAL HEALTH CARE FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM GLOBAL HEALTH CARE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
===================================================================================================================================


ABOUT SHARE CLASSES

o Effective 9/30/03, Class B shares are      o The unmanaged Lipper Health/Biotech         The fund files its complete schedule of
not available as an investment for           Fund Index represents an average of the       portfolio holdings with the Securities
retirement plans maintained pursuant to      30 largest health and biotechnology           and Exchange Commission ("SEC") for the
Section 401 of the Internal Revenue          funds tracked by Lipper, Inc., an             1st and 3rd quarters of each fiscal year
Code, including 401(k) plans, money          independent mutual fund performance           on Form N-Q. The fund's Form N-Q filings
purchase pension plans and profit            monitor.                                      are available on the SEC's Web site at
sharing plans. Plans that have existing                                                    http://www.sec.gov. Copies of the fund's
accounts invested in Class B shares will     o The unmanaged Standards & Poor's            Forms N-Q may be reviewed and copied at
continue to be allowed to make               Composite Index of 500 Stocks (the S&P        the SEC's Public Reference Room at 450
additional purchases.                        500--Registered Trademark--) is an index      Fifth Street, N.W., Washington, D.C.
                                             of common stocks frequently used as a         20549-0102. You can obtain information
PRINCIPAL RISKS OF INVESTING IN THE FUND     general measure of U.S. stock market          on the operation of the Public Reference
                                             performance.                                  Room, including information about
o International investing presents                                                         duplicating fee charges, by calling
certain risks not associated with            o The unmanaged MSCI Europe Index is a        1-202-942-8090 or by electronic request
investing solely in the United States.       group of European securities tracked by       at the following e-mail address:
These include risks relating to              Morgan Stanley Capital International.         publicinfo@sec.gov. The SEC file numbers
fluctuations in the value of the U.S.                                                      for the fund are 811-05426 and 33-39519.
dollar relative to the values of other       o The fund is not managed to track the        The fund's most recent portfolio
currencies, the custody arrangements         performance of any particular index,          holdings, as filed on Form N-Q, are also
made for the fund's foreign holdings,        including the indexes defined here, and       available at AIMinvestments.com.
differences in accounting, political         consequently, the performance of the
risks and the lesser degree of public        fund may deviate significantly from the       A description of the policies and
information required to be provided by       performance of the indexes.                   procedures that the fund uses to
non-U.S. companies.                                                                        determine how to vote proxies relating
                                             o A direct investment cannot be made in       to portfolio securities is available
o By concentrating on a small number of      an index. Unless otherwise indicated,         without charge, upon request, from our
holdings, the fund carries greater risk      index results include reinvested              Client Services department at
because each investment has a greater        dividends, and they do not reflect sales      800-959-4246 or on the AIM Web site,
effect on the fund's overall                 charges. Performance of an index of           AIMinvestments.com. On the home page,
performance.                                 funds reflects fund expenses;                 scroll down and click on AIM Funds Proxy
                                             performance of a market index does not.       Policy. The information is also
o Investing in a single-sector or                                                          available on the Securities and Exchange
single-region mutual fund involves           OTHER INFORMATION                             Commission's Web site, sec.gov.
greater risk and potential reward than
investing in a more diversified fund.        o Industry classifications used in this       Information regarding how the fund voted
                                             report are generally according to the         proxies related to its portfolio
ABOUT INDEXES USED IN THIS REPORT            Global Industry Classification Standard,      securities during the 12 months ended
                                             which was developed by and is the             6/30/04 is available at our Web site. Go
o The unmanaged MSCI World Index is a        exclusive property and a service mark of      to AIMinvestments.com, access the About
group of global securities tracked by        Morgan Stanley Capital International          Us tab, click on Required Notices and
Morgan Stanley Capital International.        Inc. and Standard & Poor's.                   then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the
o The MSCI World Health Care Index, a        o The returns shown in the Management's       drop-down menu.
subset of the MSCI World Index, includes     Discussion of Fund Performance are based
health care securities from developed        on net asset values calculated for
countries.                                   shareholder transactions. Generally
                                             accepted accounting principles require
o The unmanaged MSCI All Country (AC)        adjustments to be made to the net assets
World Free Index tracks the performance      of the fund at period end for financial
of approximately 50 developed and            reporting purposes, and as such, the net
emerging countries covered by Morgan         asset values for shareholder
Stanley Capital International. A "free"      transactions and the returns based on
index represents investable                  those net asset values may differ from
opportunities for global investors,          the net asset values and returns
taking into account the local market         reported in the Financial Highlights.
restrictions on share ownership by
foreign investors.


================================================================================
This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
[PHOTO OF           trustee who is not an officer of the fund's investment
MARK H.             advisor, serve as chairman of the funds' Board. In addition,
WILLIAMSON]         a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
MARK H. WILLIAMSON  Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
[PHOTO OF           effective on October 4, 2004. Mr. Graham will remain on the
BRUCE L.            funds' Board, as will Mark Williamson, President and Chief
CROCKETT]           Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.
BRUCE L. CROCKETT
                       Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM                        /s/ MARK H. WILLIAMSON
------------------------------------        ------------------------------------
Robert H. Graham                            Mark H. Williamson
Chairman, AIM Investments                   CEO & President, AIM Investments
President & Vice Chairman, AIM Funds        Trustee, AIM Funds

December 16, 2004

AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND FOCUSED ON PHARMACEUTICAL COMPANY                                                     underperforming the MSCI World Health
STOCKS                                                                                     Care Index. The best-performing
                                                                                           industries within the health care sector
For the fiscal year ended October 31,        year, to 1.75% at the close of the            of the S&P 500 were health care
2004, AIM Global Health Care Fund, Class     reporting period. In its report on the        equipment and supplies and health care
A shares, returned 9.51% at net asset        economy released in late October, the         providers and services, which returned
value. PERFORMANCE SHOWN AT NAV DOES NOT     Fed said economic activity continued to       17.32% and 9.01%, respectively, while
INCLUDE FRONT-END SALES CHARGES, WHICH       expand in September and early October.        the weakest performing industries were
WOULD HAVE REDUCED THE PERFORMANCE. For      The Fed said that higher energy costs         pharmaceuticals and biotechnology, which
the performance of other share classes,      were constraining consumer and business       returned -3.57% and -0.99%,
please see page 3. The fund                  spending but that capital spending and        respectively, for the fiscal year.
underperformed the MSCI World Index,         hiring were rising modestly.
which returned 13.25%, but outperformed                                                       We believe innovations such as
the MSCI World Health Care Index and the        Foreign stocks generally outperformed      drug-coated stents and implantable
Lipper Health/Biotech Fund Index, which      their U.S. counterparts, with the MSCI        cardiac pacemakers had a positive impact
returned 7.58% and 7.62%, respectively,      World Index outgaining the S&P 500,           on health care equipment stocks, while
over the same period.                        which returned 9.41% for the fiscal           concerns about a proposal to re-import
                                             year. Conditions varied, however, by          less expensive prescription drugs from
   Health care was one of the                region and country. After rising with         Canada adversely affected pharmaceutical
weaker-performing sectors in the MSCI        little interruption since mid-2003,           stocks.
World Index. We believe that the fund        Japanese markets fell in the second
underperformed this index because            quarter of 2004 amid concerns over the        YOUR FUND
investors were concerned about the           country's oil dependence and a slowing
fundamentals of health care companies.       rate of economic expansion. All               We continued to invest in the stocks of
The fund was underweight in                  countries and sectors in the MSCI Europe      companies with sound fundamentals that
biotechnology stocks in comparison to        Index posted positive returns for the         were attractively priced. During the
the MSCI World Health Care Index and the     fiscal year on a dollar-denominated           fiscal year, we increased the fund's
Lipper Health/Biotech Fund Index,            basis. Inflation rose above the European      exposure to pharmaceutical stocks, as we
helping it to outperform these               Central Bank's (ECB) target of 2%.            found companies in this sub-sector that
benchmarks. Biotechnology stocks             However, with wage increases still            met our investment criteria. The
struggled for most of the fiscal year.       modest, the ECB kept short-term interest      pharmaceutical industry is facing a
                                             rates at 2%. In the United Kingdom, the       number of problems, including a general
MARKET CONDITIONS                            Bank of England raised interest rates         lack of new products and patent
                                             five times during the fiscal year in an       expirations. However, we found many
In the United States, generally positive     effort to contain inflation. The euro,        companies in this sub-sector with
economic developments prompted the U.S.      the British pound and the Japanese yen        high-profit margins--firms that could
Federal Reserve (the Fed) to raise its       all appreciated against the U.S. dollar       potentially benefit from an aging
federal funds target rate from a             during the fiscal year.                       population, new product development and
decades-low 1.00%, where it stood at the                                                   merger and acquisition activity.
beginning of the fiscal                         The health care sector of the S&P 500
                                             Index returned 1.76% for the fiscal              Moreover, we believed that
                                             year,                                         pharmaceutical stocks were attractively
                                                                                           priced relative to the rest of the
                                                                                           market. Finally, pharmaceutical stocks

===================================================================================================================================

PORTFOLIO COMPOSITION BY COUNTRY             TOP 10 EQUITY HOLDINGS*                       TOP INDUSTRIES*

             [PIE CHART]                      1. Sanofi-Aventis (France)         8.6%      1. Pharmaceuticals                 58.8%

Japan                              23.2%      2. Pfizer, Inc.                    7.0       2. Health Care Equipment            8.9

Money Market Funds plus                       3. Fujisawa Pharmaceutical Co.               3. Biotechnology                    7.6
Other Assets Less Liabilities      13.4%         Ltd. (Japan)                    6.7
                                                                                           4. Managed Health Care              3.8
France                              8.6%      4. Amgen Inc.                      5.5
                                                                                           5. Health Care Facilities           3.0
United Kingdom                      4.5%      5. Yamanouchi Pharmaceutical Co.,
                                                 Ltd. (Japan)                    5.1       6. Health Care Services             2.7
Other Countries                     1.9%
                                              6. Forest Laboratories, Inc.       4.9       7. Health Care Supplies             1.5
Switzerland                         1.4%
                                              7. Eisai Co., Ltd. (Japan)         4.7       8. Diversified Chemicals            0.3
U.S.A.                             47.0%
                                              8. Becton, Dickinson & Co.         4.5       9. Health Care Distributors         0.1

                                              9. GlaxoSmithKline PLC-ADR
                                                 (United Kingdom)                4.5       TOTAL NUMBER OF HOLDINGS*            49
                                                                                           TOTAL NET ASSETS         $761.7 MILLION
                                             10. Wyeth                           4.4

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

===================================================================================================================================

have historically performed well during      second largest drug company in terms of                      KIRK L. ANDERSON
rising interest-rate environments. Under     sales in Japan.                                              Mr. Anderson started at
these conditions, investors have tended                                                     [ANDERSON     AIM in 1994 in the fund
to gravitate toward the stocks of               Detracting from performance were              PHOTO]      services area. He then
companies perceived as being able to         Amgen, a leading biotechnology company,                      moved to portfolio
realize profit growth in a slowing           and Wyeth, a major pharmaceutical firm.                      administration in 1995,
economy.                                     Amgen's stock declined because of             became an analyst in 1997 and a
                                             uncertainty surrounding potential             portfolio manager in 2003. Mr. Anderson
   Toward the end of the fiscal year, we     changes to Medicare's reimbursement           earned a B.A. in political science from
increased the total number of holdings       policy for cancer treatments and its          Texas A&M University and an M.S. in
in the fund. Our focus was on the stocks     effect on two of the company's leading        finance from the University of Houston.
of solid companies in the higher-growth      products, Aranesp and Neulast. Wyeth's
industries such as biotechnology. We         stock was adversely affected by lawsuits                     BRYAN A. UNTERHALTER
believe the sell-off in this sub-sector      stemming from a diet drug and concerns                       Mr. Unterhalter began his
has resulted in more reasonable              about possible risks associated with its      [UNTERHALTER   investment career in 1995
valuations for biotechnology stocks.         hormone replacement products.                    PHOTO]      as an equity trader. In
                                                                                                          1997, he joined AIM as a
   Pharmaceuticals was the sub-sector        IN CLOSING                                                   domestic equity trader
that contributed the most to fund                                                          and later became an analyst on AIM's
performance followed by health care          We continue to work diligently to             International (Europe/Canada) investment
equipment and health care supplies. We       achieve the fund's investment objective       management team in 1998. He was promoted
believe our focus on reasonably priced       of long-term growth of capital by             to his current position in 2003. A
stocks of pharmaceutical companies with      normally investing at least 80% of its        native of Johannesburg, South Africa, he
strong distribution networks and fewer       assets in the securities of health care       received a B.A. from The University of
patent expiration issues enabled our         industry companies.                           Texas at Austin and an M.B.A. from the
holdings in this sub-sector to                                                             University of St. Thomas.
outperform those of the S&P 500 Index.
Biotechnology generally detracted from       THE VIEWS AND OPINIONS EXPRESSED IN                          MICHAEL YELLEN
performance. We observed that investors      MANAGEMENT'S DISCUSSION OF FUND                              Mr. Yellen is lead
were concerned about a lack of new           PERFORMANCE ARE THOSE OF A I M ADVISORS,        [YELLEN      portfolio manager of AIM
products from biotechnology companies.       INC. THESE VIEWS AND OPINIONS ARE                PHOTO]      Global Health Care Fund.
                                             SUBJECT TO CHANGE AT ANY TIME BASED ON                       He came to AIM in 1998
   Stocks that contributed the most to       FACTORS SUCH AS MARKET AND ECONOMIC                          from the Asset Management
fund performance were drug companies         CONDITIONS. THESE VIEWS AND OPINIONS MAY      Division of Liechtenstein Global Trust,
Sanofi-Aventis and Yamanouchi                NOT BE RELIED UPON AS INVESTMENT ADVICE       which he joined in 1994 as an investment
Pharmaceuticals. Sanofi-Aventis, the         OR RECOMMENDATIONS, OR AS AN OFFER FOR A      analyst for health care industries. He
world's third largest pharmaceutical         PARTICULAR SECURITY. THE INFORMATION IS       was promoted to portfolio manager in
company, was created from the merger of      NOT A COMPLETE ANALYSIS OF EVERY ASPECT       1996 and had primary responsibility for
Aventis and Sanofi-Synthelabo. We            OF ANY MARKET, COUNTRY, INDUSTRY,             the GT Applied Science Fund and the GT
observed that investors reacted              SECURITY OR THE FUND. STATEMENTS OF FACT      Healthcare Fund, both offshore funds,
favorably to the merger because it could     ARE FROM SOURCES CONSIDERED RELIABLE,         until assuming his present
result in cost-cutting measures and a        BUT A I M ADVISORS, INC. MAKES NO             responsibilities with AIM. He began his
pooling of product lines. Yamanouchi         REPRESENTATION OR WARRANTY AS TO THEIR        career in 1991 as a senior securities
Pharmaceuticals benefited from its           COMPLETENESS OR ACCURACY. ALTHOUGH            analyst. Mr. Yellen holds a B.A. from
merger with Fujisawa, creating the           HISTORICAL PERFORMANCE IS NO GUARANTEE        Stanford University.
                                             OF FUTURE RESULTS, THESE INSIGHTS MAY
                                             HELP YOU UNDERSTAND OUR INVESTMENT
                                             MANAGEMENT PHILOSOPHY.

                                                   See important fund and index
                                                  disclosures inside front cover.

=========================================================================================

FUND VS. INDEXES

TOTAL RETURNS, 10/31/03-10/31/04, EXCLUDING APPLICABLE SALES CHARGES. IF SALES
CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

CLASS A SHARES                                                             9.51%

CLASS B SHARES                                                             9.01

CLASS C SHARES                                                             9.00

MSCI WORLD INDEX (BROAD MARKET INDEX)                                     13.25

MSCI WORLD HEALTH CARE INDEX (STYLE-SPECIFIC INDEX)                        7.58

LIPPER HEALTH/BIOTECHNOLOGY FUND INDEX (PEER GROUP INDEX)                  7.62

Source: Lipper, Inc.
=========================================================================================         [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      to estimate the expenses that you paid        To do so, compare this 5% hypothetical
                                             over the period. Simply divide your           example with the 5% hypothetical
As a shareholder of the fund, you incur      account value by $1,000 (for example, an      examples that appear in the shareholder
two types of costs: (1) transaction          $8,600 account value divided by $1,000 =      reports of the other funds.
costs, which may include sales charges       8.6), then multiply the result by the
(loads) on purchase payments; contingent     number in the table under the heading            Please note that the expenses shown
deferred sales charges on redemptions;       entitled "Actual Expenses Paid During         in the table are meant to highlight your
and redemption fees, if any; and (2)         Period" to estimate the expenses you          ongoing costs only and do not reflect
ongoing costs, including management          paid on your account during this period.      any transactional costs, such as sales
fees; distribution and/or service fees                                                     charges (loads) on purchase payments,
(12b-1); and other fund expenses. This       HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
example is intended to help you              PURPOSES                                      redemptions, and redemption fees, if
understand your ongoing costs (in                                                          any. Therefore, the hypothetical
dollars) of investing in the fund and to     The table below also provides                 information is useful in comparing
compare these costs with ongoing costs       information about hypothetical account        ongoing costs only, and will not help
of investing in other mutual funds. The      values and hypothetical expenses based        you determine the relative total costs
example is based on an investment of         on the fund's actual expense ratio and        of owning different funds. In addition,
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      if these transactional costs were
period and held for the entire period,       before expenses, which is not the fund's      included, your costs would have been
May 1, 2004-October 31, 2004.                actual return. The hypothetical account       higher.
                                             values and expenses may not be used to
ACTUAL EXPENSES                              estimate the actual ending account
                                             balance or expenses you paid for the
The table below provides information         period. You may use this information to
about actual account values and actual       compare the ongoing costs of investing
expenses. You may use the information in     in the fund and other funds.
this table, together with the amount you
invested,

===================================================================================================================================

                                                         ACTUAL                                       HYPOTHETICAL
                                                                                          (5% annual return before expenses)

               Beginning Account         Ending Account             Expenses             Ending Account             Expenses
                     Value                    Value                Paid During               Value                 Paid During
                   (05/01/04)             (10/31/04)(1)             Period(2)              (10/31/04)               Period(2)
Class A            $ 1,000.00               $ 991.70                  $ 9.41               $ 1,015.69                 $ 9.53
Class B              1,000.00                 989.30                   11.90                 1,013.17                  12.04
Class C              1,000.00                 989.70                   11.90                 1,013.17                  12.04

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was -0.83%, -1.07%, and -1.03% for Classes A, B, and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.88%, 2.38%, and 2.38% for Classes A, B, and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

===================================================================================================================================

                                        [ARROW
                                        BUTTON        For More Information Visit
                                        IMAGE]            AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   8/7/89-10/31/04 (Index results from 7/31/89)

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, fund expenses
management fees. Index results include                           AIM GLOBAL HEATH
reinvested dividends. Performance of an                             CARE FUND            MSCI WORLD           MSCI AC WORLD
index of funds reflects fund expenses and      DATE               CLASS A SHARES            INDEX              FREE INDEX
MANAGEMENT FEES; performance of a market
index does not. Performance shown in the     8/7/1989                $ 9525                $10000                $10000
chart does not reflect deduction of taxes a  10/89                     9858                  9692                  9737
shareholder would pay on fund distributions  10/90                    10717                  8598                  8691
or sale of fund shares. Performance of the   10/91                    16528                  9952                 10183
indexes does not reflect the effects of      10/92                    15057                  9432                  9769
taxes.                                       10/93                    15409                 11979                 12529
                                             10/94                    16968                 12895                 13699
   Since the last reporting period, the      10/95                    20327                 14118                 14784
fund has elected to use the MSCI World       10/96                    25033                 16419                 17128
Index as its broad-based market index since  10/97                    32139                 19173                 19879
the MSCI World Index is such a widely        10/98                    30630                 22098                 22469
recognized gauge of the stock market. The    10/99                    36481                 27604                 28316
fund will no longer measure its performance  10/00                    50520                 27906                 28541
against the MSCI All Country World Free      10/01                    56017                 20786                 21362
Index, the index published in previous       10/02                    48314                 17699                 18463
reports to shareholders. Because this is     10/03                    51934                 21895                 23125
the first reporting period since we have     10/04                   $56835                $24796                $26369
adopted the new index, SEC guidelines                                                              Source: Lipper, Inc.
require that we compare the fund's
performance to both the old and the new      AVERAGE ANNUAL TOTAL RETURNS
index.                                       As of 10/31/04, including applicable
                                             sales charges
   In evaluating this chart, please note
that the chart uses a logarithmic scale      CLASS A SHARES
along the vertical axis (the value scale).   Inception (8/7/89)              12.08%        The performance data quoted represent
This means that each scale increment always  10 Years                        12.30         past performance and cannot guarantee
represents the same percent change in         5 Years                         8.22         comparable future results; current
price; in a linear chart each scale           1 Year                          4.31         performance may be lower or higher.
increment always represents the same                                                       Please visit AIMinvestments.com for the
absolute change in price. In this example,   CLASS B SHARES                                most recent month-end performance.
the scale increment between $5,000 and       Inception (4/1/93)              12.85%        Performance figures reflect reinvested
$10,000 is the same as that between $10,000  10 Years                        12.40         distributions, changes in net asset
and $20,000. In a linear chart, the latter    5 Years                         8.44         value and the effect of the maximum
scale increment would be twice as large.      1 Year                          4.01         sales charge unless otherwise stated.
The benefit of using a logarithmic scale is                                                Investment return and principal value
that it better illustrates performance       CLASS C SHARES                                will fluctuate so that you may have a
during the fund's early years before         Inception (3/1/99)               8.06%        gain or loss when you sell shares.
reinvested distributions and compounding     5 Years                          8.75
create the potential for the original        1 Year                           8.00            Class A share performance reflects
investment to grow to very large numbers.                                                  the maximum 4.75% sales charge, and
Had the chart used a linear scale along its                                                Class B and Class C share performance
vertical axis, you would not be able to see  In addition to returns as of the close        reflects the applicable contingent
as clearly the movements in the value of     of the fiscal year, industry regulations      deferred sales charge (CDSC) for the
the fund and the indexes during the fund's   require us to provide average annual          period involved. The CDSC on Class B
early years. We use a logarithmic scale in   total returns as of 9/30/04, the most         shares declines from 5% beginning at the
financial reports of funds that have more    recent calendar quarter-end.                  time of purchase to 0% at the beginning
than five years of performance history.                                                    of the seventh year. The CDSC on Class C
                                             AVERAGE ANNUAL TOTAL RETURNS                  shares is 1% for the first year after
                                             As of 9/30/04, most recent calendar           purchase.
                                             quarter-end, including applicable sales
                                             charges                                          The performance of the fund's share
                                                                                           classes will differ due to different
                                             CLASS A SHARES                                sales charge structures and class
                                             Inception (8/7/89)              12.10%        expenses.
                                             10 Years                        12.19
                                              5 Years                         8.73
                                              1 Year                          4.80

                                             CLASS B SHARES
                                             Inception (4/1/93)              12.89%
                                             10 Years                        12.29
                                              5 Years                         8.96
                                              1 Year                          4.47

                                             CLASS C SHARES
                                             Inception (3/1/99)               8.06%
                                             5 Years                          9.26
                                             1 Year                           8.52

===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-47.00%

BIOTECHNOLOGY-6.81%

Amgen Inc.(a)                                     740,000   $  42,032,000
-------------------------------------------------------------------------
Genzyme Corp.(a)(b)                               165,100       8,662,797
-------------------------------------------------------------------------
Protein Design Labs, Inc.(a)(b)                    60,000       1,149,000
=========================================================================
                                                               51,843,797
=========================================================================

HEALTH CARE DISTRIBUTORS-0.09%

Henry Schein, Inc.(a)                              11,300         714,499
=========================================================================

HEALTH CARE EQUIPMENT-8.87%

ATS Medical, Inc.(a)(c)                         1,500,000       5,160,000
-------------------------------------------------------------------------
Bard (C.R.), Inc.                                 150,000       8,520,000
-------------------------------------------------------------------------
Beckman Coulter, Inc.                              40,000       2,380,000
-------------------------------------------------------------------------
Becton, Dickinson & Co.(b)                        650,000      34,125,000
-------------------------------------------------------------------------
Fisher Scientific International Inc.(a)            19,600       1,124,256
-------------------------------------------------------------------------
Foxhollow Technologies, Inc.(a)                    96,350       1,982,883
-------------------------------------------------------------------------
IDEXX Laboratories, Inc.(a)                        80,600       4,017,104
-------------------------------------------------------------------------
IntraLase Corp.(a)                                117,500       2,259,525
-------------------------------------------------------------------------
SonoSite, Inc.(a)                                 260,000       7,510,100
-------------------------------------------------------------------------
Vnus Medical Technologies(a)(b)                    32,100         482,463
=========================================================================
                                                               67,561,331
=========================================================================

HEALTH CARE FACILITIES-2.98%

Community Health Systems Inc.(a)                  600,000      16,092,000
-------------------------------------------------------------------------
HCA, Inc.                                         180,000       6,611,400
=========================================================================
                                                               22,703,400
=========================================================================

HEALTH CARE SERVICES-2.71%

Caremark Rx, Inc.(a)                              129,500       3,881,115
-------------------------------------------------------------------------
DaVita, Inc.(a)                                   142,000       4,206,040
-------------------------------------------------------------------------
HMS Holdings Corp.(a)(c)                        1,750,000      12,547,500
=========================================================================
                                                               20,634,655
=========================================================================

HEALTH CARE SUPPLIES-1.51%

Edwards Lifesciences Corp.(a)(b)                  100,000       3,418,000
-------------------------------------------------------------------------
Sola International Inc.(a)                        422,500       8,103,550
=========================================================================
                                                               11,521,550
=========================================================================

MANAGED HEALTH CARE-3.84%

Aetna Inc.                                        120,000      11,400,000
-------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(a)                500,000      17,810,000
=========================================================================
                                                               29,210,000
=========================================================================

PHARMACEUTICALS-20.19%

Bristol-Myers Squibb Co.(b)                       430,000      10,074,900
-------------------------------------------------------------------------
Forest Laboratories, Inc.(a)(b)                   830,000      37,018,000
-------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Impax Laboratories, Inc.(a)                       280,000   $   4,132,800
-------------------------------------------------------------------------
Johnson & Johnson                                 140,000       8,173,200
-------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A              157,300       6,397,391
-------------------------------------------------------------------------
Pfizer Inc.                                     1,850,000      53,557,500
-------------------------------------------------------------------------
Theravance, Inc.(a)                                67,200       1,140,384
-------------------------------------------------------------------------
Wyeth(b)                                          839,000      33,266,350
=========================================================================
                                                              153,760,525
=========================================================================
    Total Domestic Common Stocks (Cost
      $290,915,919)                                           357,949,757
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-39.64%

CANADA-0.76%

QLT Inc. (Biotechnology)(a)                       348,814       5,807,753
=========================================================================

DENMARK-0.13%

Novo Nordisk A.S.-Class B
  (Pharmaceuticals)(b)(d)                          20,000       1,000,271
=========================================================================

FRANCE-8.58%

Sanofi-Aventis (Pharmaceuticals)(b)(d)            890,800      65,354,299
=========================================================================

GERMANY-0.26%

Altana A.G. (Pharmaceuticals)(d)                   20,000       1,014,722
-------------------------------------------------------------------------
Bayer A.G. (Diversified Chemicals)(d)              20,000         570,221
-------------------------------------------------------------------------
Schwarz Pharma A.G. (Pharmaceuticals)(d)           10,000         378,937
=========================================================================
                                                                1,963,880
=========================================================================

INDIA-0.04%

Wockhardt Ltd. (Pharmaceuticals)(d)                45,000         327,127
=========================================================================

ISRAEL-0.70%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               204,700       5,322,200
=========================================================================

JAPAN-23.15%

Eisai Co., Ltd. (Pharmaceuticals)(d)            1,250,000      36,062,240
-------------------------------------------------------------------------
Fujisawa Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(b)(d)                       1,960,000      51,319,699
-------------------------------------------------------------------------
Kyorin Pharmaceutical Co., Ltd.
  (Pharmaceuticals)(b)(d)(e)                    1,175,000      17,969,120
-------------------------------------------------------------------------
Santen Pharmaceutical Co., Ltd.
  (Pharmaceuticals)(b)                             50,000         907,115
-------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(d)                            650,000      31,439,710
-------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)(b)(d)                       1,050,000      38,616,514
=========================================================================
                                                              176,314,398
=========================================================================

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

NETHERLANDS-0.18%

Akzo Nobel N.V. (Diversified Chemicals)(b)(d)      35,000   $   1,324,773
=========================================================================

SWITZERLAND-1.39%

Novartis A.G. (Pharmaceuticals)(d)                 20,000         961,505
-------------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)(b)            200,000       9,602,000
=========================================================================
                                                               10,563,505
=========================================================================

UNITED KINGDOM-4.45%

GlaxoSmithKline PLC-ADR (Pharmaceuticals)(b)      800,000      33,920,000
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $244,034,192)                           301,898,206
=========================================================================

MONEY MARKET FUNDS-14.62%

Liquid Assets Portfolio-Institutional
  Class(f)                                     55,677,436      55,677,436
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    55,677,436      55,677,436
=========================================================================
    Total Money Market Funds (Cost
      $111,354,872)                                           111,354,872
=========================================================================
TOTAL INVESTMENTS-101.26% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $646,304,983)                 771,202,835
=========================================================================


                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-15.33%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                  58,403,007   $  58,403,007
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                  58,403,007      58,403,007
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $116,806,014)                                     116,806,014
=========================================================================
TOTAL INVESTMENTS-116.59% (Cost $763,110,997)                 888,008,849
=========================================================================
OTHER ASSETS LESS LIABILITIES-(16.59%)                       (126,358,232)
=========================================================================
NET ASSETS-100.00%                                          $ 761,650,617
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of October 31, 2004 was $17,707,500 which represented 2.32% of the Fund's net assets. See Note 3.
(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at October 31, 2004 was $246,339,138, which represented 27.74% of the Fund's Total Investments. See
    Note 1A.
(e) Security considered to be illiquid. The market value of this security considered illiquid at October 31, 2004 represented 2.36% of the Fund's net assets.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments at market value (cost
  $526,902,626)*                               $642,140,463
-----------------------------------------------------------
Investments in affiliates (cost $236,208,371)   245,868,386
===========================================================
    Total investments (cost $763,110,997)       888,008,849
===========================================================
Foreign currencies, at value (cost $134,863)        135,667
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,797,494
-----------------------------------------------------------
  Fund shares sold                                  318,223
-----------------------------------------------------------
  Dividends                                       1,140,421
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               26,522
-----------------------------------------------------------
Other assets                                         24,107
===========================================================
    Total assets                                891,451,283
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          10,622,353
-----------------------------------------------------------
  Fund shares reacquired                          1,505,630
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 44,987
-----------------------------------------------------------
  Collateral upon return of securities loaned   116,806,014
-----------------------------------------------------------
Accrued distribution fees                           402,909
-----------------------------------------------------------
Accrued trustees' fees                                1,546
-----------------------------------------------------------
Accrued transfer agent fees                         297,684
-----------------------------------------------------------
Accrued operating expenses                          119,543
===========================================================
    Total liabilities                           129,800,666
===========================================================
Net assets applicable to shares outstanding    $761,650,617
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $639,632,105
-----------------------------------------------------------
Undistributed net investment income (loss)          (32,833)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                           (2,886,893)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies             124,938,238
===========================================================
                                               $761,650,617
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $550,319,461
___________________________________________________________
===========================================================
Class B                                        $168,468,240
___________________________________________________________
===========================================================
Class C                                        $ 42,862,916
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          20,861,275
___________________________________________________________
===========================================================
Class B                                           6,996,792
___________________________________________________________
===========================================================
Class C                                           1,778,970
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      26.38
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.38 divided by
      95.25%)                                  $      27.70
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      24.08
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      24.09
___________________________________________________________
===========================================================

* At October 31, 2004, securities with an aggregate market value of $113,934,954 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $437,521)        $ 9,293,587
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $165,924)*                           802,009
=========================================================================
    Total investment income                                    10,095,596
=========================================================================

EXPENSES:

Advisory fees                                                   7,724,785
-------------------------------------------------------------------------
Administrative services fees                                      203,995
-------------------------------------------------------------------------
Custodian fees                                                    222,907
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                       2,851,536
-------------------------------------------------------------------------
  Class B                                                       1,843,216
-------------------------------------------------------------------------
  Class C                                                         453,485
-------------------------------------------------------------------------
Transfer agent fees                                             2,521,948
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             26,832
-------------------------------------------------------------------------
Other                                                             550,074
=========================================================================
    Total expenses                                             16,398,778
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (105,976)
=========================================================================
    Net expenses                                               16,292,802
=========================================================================
Net investment income (loss)                                   (6,197,206)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         4,638,281
-------------------------------------------------------------------------
  Foreign currencies                                              498,807
-------------------------------------------------------------------------
  Option contracts written                                     (2,910,195)
=========================================================================
                                                                2,226,893
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        74,275,774
-------------------------------------------------------------------------
  Foreign currencies                                              143,763
=========================================================================
                                                               74,419,537
=========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                             76,646,430
=========================================================================
Net increase in net assets resulting from operations          $70,449,224
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (6,197,206)   $ (5,121,252)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              2,226,893      22,726,315
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           74,419,537      33,367,108
==========================================================================================
    Net increase in net assets resulting from operations        70,449,224      50,972,171
==========================================================================================
Share transactions-net:
  Class A                                                      (36,913,672)    (34,088,071)
------------------------------------------------------------------------------------------
  Class B                                                      (27,292,117)    (18,872,586)
------------------------------------------------------------------------------------------
  Class C                                                       (4,466,634)     (5,906,404)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (68,672,423)    (58,867,061)
==========================================================================================
    Net increase (decrease) in net assets                        1,776,801      (7,894,890)
==========================================================================================

NET ASSETS:

  Beginning of year                                            759,873,816     767,768,706
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(32,833) and $(21,786), respectively)          $761,650,617    $759,873,816
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Health Care Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets in excess of $1.5 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $14,503.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $79,111 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $203,995 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $2,521,948. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $2,851,536, $1,843,216 and $453,485, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $126,743 in front-end sales commissions from the sale of Class A shares and $3,768, $18,675 and $3,995 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $25,532,691     $203,653,595    $(173,508,850)       $   --        $55,677,436     $319,945      $   --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           25,532,691      203,653,595     (173,508,850)           --         55,677,436     316,140           --
===========================================================================================================================
  Subtotal       $51,065,382     $407,307,190    $(347,017,700)       $   --        $111,354,872    $636,085      $   --
===========================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04      INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $54,777,891     $343,897,679    $(340,272,563)       $   --        $58,403,007     $83,426       $   --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           54,777,890      343,897,680     (340,272,563)           --         58,403,007      82,498           --
===========================================================================================================================
  Subtotal       $109,555,781    $687,795,359    $(680,545,126)       $   --        $116,806,014    $165,924      $   --
===========================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended October 31, 2004.

                                                                        UNREALIZED
                 MARKET VALUE      PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
                   10/31/03         AT COST          FROM SALES       (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
ATS Medical,
  Inc.           $ 6,214,600     $           --    $      (694,484)     $ (360,116)     $ 5,160,000     $    --      $494,098
-------------------------------------------------------------------------------------------------------------------------------
HMS Holdings
  Corp.            5,127,500                 --                 --       7,420,000       12,547,500          --            --
===============================================================================================================================
  Subtotal       $11,342,100                 --    $      (694,484)     $7,059,884      $17,707,500          --      $494,098
===============================================================================================================================
  Total          $171,963,263    $1,095,102,549    $(1,028,257,310)     $7,059,884      $245,868,386    $802,009     $494,098
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $2,182,128 and $25,572,157, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $12,362 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $12,362.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $7,052 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $113,934,954 were on loan to brokers. The loans were secured by cash collateral of $116,806,014 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $165,924 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                            TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
--------------------------------------------------------------------------------------
Beginning of year                                                   --     $        --
--------------------------------------------------------------------------------------
Written                                                         22,350       3,555,808
--------------------------------------------------------------------------------------
Closed                                                         (15,000)     (2,394,911)
--------------------------------------------------------------------------------------
Exercised                                                       (6,243)     (1,117,763)
--------------------------------------------------------------------------------------
Expired                                                         (1,107)        (43,134)
======================================================================================
End of year                                                         --     $        --
______________________________________________________________________________________
======================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $122,053,899
--------------------------------------------------------------------------
Temporary book/tax differences                                     (35,387)
--------------------------------------------------------------------------
Shares of beneficial interest                                  639,632,105
==========================================================================
Total net assets                                              $761,650,617
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on certain straddles and the treatment of certain foreign tax expenses. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $40,386.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $1,373,462 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of October 31, 2004.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $469,598,552 and $567,076,978, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $122,592,053
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (578,540)
==============================================================================
Net unrealized appreciation of investment securities             $122,013,513
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $765,995,336.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2004, undistributed net investment income was increased by $6,186,159, undistributed net realized gain
(loss) was decreased by $2,739,433 and shares of beneficial interest decreased by $3,446,726. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,842,327    $  74,874,308     3,926,329    $  86,888,575
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        887,587       21,358,988     1,509,164       30,779,326
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        351,636        8,481,257       408,103        8,332,961
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        526,423       13,918,611       572,274       12,498,133
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (92,253)     (13,918,611)     (622,092)     (12,498,133)
========================================================================================================================
Reacquired:
  Class A                                                     (4,792,895)    (125,706,591)   (6,006,816)    (133,474,779)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,929,658)     (34,732,494)   (1,845,284)     (37,153,779)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (539,454)     (12,947,891)     (703,065)     (14,239,365)
========================================================================================================================
                                                              (2,746,287)   $ (68,672,423)   (2,761,387)   $ (58,867,061)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 14% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                       ----------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                       ----------------------------------------------------------------------
                                                         2004             2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  24.09         $  22.41       $  29.93       $  30.12       $  24.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.17)(a)        (0.13)         (0.29)(a)      (0.39)(a)      (0.22)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            2.46             1.81          (3.17)          3.44           8.62
=============================================================================================================================
    Total from investment operations                       2.29             1.68          (3.46)          3.05           8.40
=============================================================================================================================
Less distributions from net realized gains                   --               --          (4.06)         (3.24)         (2.28)
=============================================================================================================================
Net asset value, end of period                         $  26.38         $  24.09       $  22.41       $  29.93       $  30.12
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                            9.51%            7.50%        (13.76)%        10.85%         38.49%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $550,319         $536,746       $533,216       $588,072       $460,445
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                    1.89%(c)(d)      1.94%          1.86%          1.75%          1.73%
=============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.63)%(c)       (0.56)%        (1.10)%        (1.28)%        (0.85)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                      64%              99%           153%           207%           242%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $570,307,244.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.91%.

                                                                                     CLASS B
                                                       -------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                       -------------------------------------------------------------------
                                                         2004             2003        2002           2001           2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  22.09         $  20.66    $  28.03       $  28.53       $  22.96
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.27)(a)        (0.23)      (0.38)(a)      (0.51)(a)      (0.34)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            2.26             1.66       (2.93)          3.25           8.19
==========================================================================================================================
    Total from investment operations                       1.99             1.43       (3.31)          2.74           7.85
==========================================================================================================================
Less distributions from net realized gains                   --               --       (4.06)         (3.24)         (2.28)
==========================================================================================================================
Net asset value, end of period                         $  24.08         $  22.09    $  20.66       $  28.03       $  28.53
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                            9.01%            6.92%     (14.21)%        10.32%         37.78%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $168,468         $179,646    $187,793       $219,036       $144,861
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                    2.39%(c)(d)      2.44%       2.36%          2.25%          2.23%
==========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.13)%(c)       (1.06)%     (1.60)%        (1.78)%        (1.35)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                      64%              99%        153%           207%           242%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $184,321,635.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.41%.

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2004            2003       2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 22.11         $ 20.67    $ 28.03       $ 28.53       $ 22.96
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.27)(a)       (0.23)     (0.38)(a)     (0.51)(a)     (0.34)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.25            1.67      (2.92)         3.25          8.19
============================================================================================================================
    Total from investment operations                             1.98            1.44      (3.30)         2.74          7.85
============================================================================================================================
Less distributions from net realized gains                         --              --      (4.06)        (3.24)        (2.28)
============================================================================================================================
Net asset value, end of period                                $ 24.09         $ 22.11    $ 20.67       $ 28.03       $ 28.53
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                  8.95%           6.97%    (14.18)%       10.32%        37.77%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $42,863         $43,482    $46,759       $36,366       $12,339
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.39%(c)(d)     2.44%      2.36%         2.25%         2.23%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.13)%(c)      (1.06)%    (1.60)%       (1.78)%       (1.35)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            64%             99%       153%          207%          242%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $45,348,453.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.41%.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.


Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee

Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Global Healthcare Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Healthcare Fund (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

December 20, 2004
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1998             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    2001             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1987             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1987             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; Senior Vice President
                                                    and General Counsel, Liberty Funds
                                                    Group, LLC and Vice President, A I M
                                                    Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         2002             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc.
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR       DISTRIBUTOR               AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.     A I M Distributors, Inc.  PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza        11 Greenway Plaza         1201 Louisiana Street
Houston, TX 77046-1173          Suite 100                Suite 100                 Suite 2900
                                Houston, TX 77046-1173   Houston, TX 77046-1173    Houston, Texas 77002-5678

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES  TRANSFER AGENT            CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis  AIM Investment Services,  State Street Bank and Trust
Andrews & Ingersoll, LLP        & Frankel LLP            Inc.                      Company
1735 Market Street              919 Third Avenue         P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852  Houston, TX 77210-4739    Boston, MA 02110-2801

       DOMESTIC EQUITY                          INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund(5)            AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                AIM Global Equity Fund(6)                     AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund                         AIM Money Market Fund
AIM Core Stock Fund(1)                      AIM International Core Equity Fund(1)         AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund(7)     AIM Total Return Bond Fund
AIM Diversified Dividend Fund               AIM International Growth Fund                 Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                        AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                         SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                              AIM Advantage Health Sciences Fund(1)         AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                AIM Energy Fund(1)                            AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)             AIM Financial Services Fund(1)                AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                     AIM Global Health Care Fund                   Fixed Income
AIM Mid Cap Stock Fund(1)                   AIM Gold & Precious Metals Fund(1)
AIM Opportunities I Fund                    AIM Health Sciences Fund(1)                      AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                   AIM Leisure Fund(1)
AIM Opportunities III Fund                  AIM Multi-Sector Fund(1)                      AIM Aggressive Allocation Fund
AIM Premier Equity Fund                     AIM Real Estate Fund                          AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                   AIM Technology Fund(1)                        AIM Moderate Allocation Fund
AIM Select Equity Fund                      AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                ===================================================================================
AIM Small Company Growth Fund(1)            CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                   FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                   FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund            ===================================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com                  GHC-AR-1            A I M Distributors, Inc.


                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                                  AIM LIBRA FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                          --Registered Trademark--

====================================================================================================================================
AIM LIBRA FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================


ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION

o Effective 9/30/03, Class B shares are      o The unmanaged Standard & Poor's             o The Conference Board is a
not available as an investment for           Composite Index of 500 Stocks (the S&P        not-for-profit organization that
retirement plans maintained pursuant to      500--Registered Trademark-- Index) is an      conducts research and publishes
Section 401 of the Internal Revenue          index of common stocks frequently used        information and analysis to help
Code, including 401(k) plans, money          as a general measure of U.S. stock            businesses strengthen their performance.
purchase pension plans and profit            market performance.
sharing plans. Plans that have existing                                                    o The returns shown in the Management's
accounts invested in Class B shares will     o The unmanaged MSCI World Index is a         Discussion of Fund Performance are based
continue to be allowed to make               group of global securities tracked by         on net asset values calculated for
additional purchases.                        Morgan Stanley Capital International.         shareholder transactions. Generally
                                                                                           accepted accounting principles require
PRINCIPAL RISKS OF INVESTING IN THE FUND     o The unmanaged Russell                       adjustments to be made to the net assets
                                             Midcap--Registered Trademark-- Growth         of the fund at period end for financial
o Investing in small and mid-size            Index is a subset of the Russell              reporting purposes, and as such, the net
companies involves risks not associated      Midcap--Registered Trademark-- Index,         asset values for shareholder
with investing in more established           which represents the performance of the       transactions and the returns based on
companies. Also, small companies have        stocks of domestic mid-capitalization         those net asset values may differ from
business risk, significant stock price       companies; the Growth subset measures         the net asset values and returns
fluctuations and illiquidity.                the performance of Russell Midcap             reported in the Financial Highlights.
                                             companies with higher price/book ratios
o International investing presents           and higher forecasted growth values.          o Industry classifications used in this
certain risks not associated with                                                          report are generally according to the
investing solely in the United States.       o The unmanaged Lipper Multi-Cap Growth       Global Industry Classification Standard,
These include risks relating to              Fund Index represents an average of the       which was developed by and is the
fluctuations in the value of the U.S.        performance of the 30 largest                 exclusive property and a service mark of
dollar relative to the values of other       multi-capitalization growth funds             Morgan Stanley Capital International
currencies, the custody arrangements         tracked by Lipper, Inc., an independent       Inc. and Standard & Poor's.
made for the fund's foreign holdings,        mutual fund performance monitor.
differences in accounting, political                                                       The fund files its complete schedule of
risks and the lesser degree of public        o The fund is not managed to track the        portfolio holdings with the Securities
information required to be provided by       performance of any particular index,          and Exchange Commission ("SEC") for the
non-U.S. companies. The fund may invest      including the indexes defined here, and       1st and 3rd quarters of each fiscal year
up to 25% of its assets in the               consequently, the performance of the          on Form N-Q. The fund's Form N-Q filings
securities of non-U.S. issuers.              fund may deviate significantly from the       are available on the SEC's Web site at
                                             performance of the indexes.                   http://www.sec.gov. Copies of the fund's
o The fund may participate in the                                                          Forms N-Q may be reviewed and copied at
initial public offering (IPO) market in      o A direct investment cannot be made in       the SEC's Public Reference Room at 450
some market cycles. Because of the           an index. Unless otherwise indicated,         Fifth Street, N.W., Washington, D.C.
fund's small asset base, any investment      index results include reinvested              20549-0102. You can obtain information
the fund may make in IPOs may                dividends, and they do not reflect sales      on the operation of the Public Reference
significantly affect the fund's total        charges. Performance of an index of           Room, including information about
return. As the fund's assets grow, the       funds reflects fund expenses;                 duplicating fee charges, by calling
impact of IPO investments will decline,      performance of a market index does not.       1-202-942-8090 or by electronic request
which may reduce the effect of IPO                                                         at the following e-mail address:
investments on the fund's total return.                                                    publicinfo@sec.gov. The SEC file numbers
                                                                                           for the fund are 811-05426 and 33-19338.
o Because of the fund's relatively high                                                    The fund's most recent portfolio
degree of turnover and volatility, it is                                                   holdings, as filed on Form N-Q, are also
best suited for aggressive investors.                                                      available at www.AIMinvestments.com.

                                                                                           A description of the policies and
                                                                                           procedures that the fund uses to
                                                                                           determine how to vote proxies relating
                                                                                           to portfolio securities is available
                                                                                           without charge, upon request, from our
                                                                                           Client Services department at
                                                                                           800-959-4246 or on the AIM Web site,
                                                                                           AIMinvestments.com. On the home page,
                                                                                           scroll down and click on AIM Funds Proxy
                                                                                           Policy. The information is also
                                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.

                                                                                           Information regarding how the fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           6/30/04 is available at our Web site. Go
                                                                                           to AIMinvestments.com, access the About
                                                                                           Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the
                                                                                           drop-down menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
[PHOTO OF           trustee who is not an officer of the fund's investment
MARK H.             advisor, serve as chairman of the funds' Board. In addition,
WILLIAMSON]         a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
MARK H. WILLIAMSON  Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
[PHOTO OF           effective on October 4, 2004. Mr. Graham will remain on the
BRUCE L.            funds' Board, as will Mark Williamson, President and Chief
CROCKETT]           Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.
BRUCE L. CROCKETT
                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    AN IMPORTANT ANNOUNCEMENT ABOUT YOUR FUND'S MANAGEMENT

                    Jonathan Schoolar, who has been with AIM since 1986, will retire from the company December 31, 2004. Jay Rushin, who has been with the company for 10 years and manages aggressive growth fund portfolios, will become manager of AIM Libra Fund. The departure of Mr. Schoolar will not change the objective, strategy, or management philosophy of the fund.

                       All of us at AIM appreciate Mr. Schoolar's many years of
                    dedicated service to AIM Investments and to the shareholders of the fund. He has played an important role in AIM's success, and we wish him the best in his future endeavors.

                       The following pages of this report provide an explanation
                    of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON
                    --------------------------          -----------------------
                    Robert H. Graham                    Mark H. Williamson
                    Chairman, AIM Investments           CEO & President, AIM
                    President & Vice Chairman,          Investments Trustee,
                    AIM Funds                           AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INTEREST RATES AND UNCERTAINTIES                                                           GDP." The Conference Board reported that
AFFECTED AGGRESSIVE STOCKS                                                                 consumer sentiment hit a two-year high
                                                                                           in July before declining in August,
For the fiscal year ended October 31,        tapered off from an annualized rate of        September and October. The Conference
2004, AIM Libra Fund's Class A shares        7.4% in the third quarter of 2003 to a        Board also reported that its index of
returned -10.09% at net asset value          more modest 3.9% in the third quarter of      leading economic indicators declined in
(NAV). PERFORMANCE SHOWN AT NAV DOES NOT     2004.                                         September, its fourth consecutive
INCLUDE FRONT-END SALES CHARGES, WHICH                                                     monthly decline.
WOULD HAVE REDUCED THE PERFORMANCE. The         Generally positive economic
results for the other share classes of       developments prompted the U.S. Federal        YOUR FUND
the fund and its comparison indexes are      Reserve (the Fed) to raise its federal
shown in the table on page 3.                funds target rate from a decades-low          Following the fund's strategy, we
                                             1.00%, where it stood at the beginning        invested in stocks showing positive
   The fund underperformed the S&P 500       of the fiscal year, to 1.75% by the           earnings revision in any sector of the
Index, which returned 9.41%, the Russell     fiscal year's close. The first of these       market. We looked for long-term
Midcap Growth Index, which returned          increases occurred June 30, 2004, but         performance by seeking stocks with high
8.77%, and the Lipper Multi-Cap Growth       twice in April, Fed Chairman Alan             growth potential in whatever sector or
Fund Index, which returned 5.75%. We         Greenspan's remarks had forewarned            capitalization size we might find them.
believe that the fund underperformed         investors of rising rates. After his          We bought stocks of companies that were
primarily because of the downturn in         remarks, stock indexes fell, and for          beating earnings expectations where we
expectations for rapid growth of the         that month the Russell Midcap Growth          believed the potential return was the
economy. The fund's strategy involves        Index returned -2.82%.                        highest.
buying stocks with very high
expectations for growth, and if they            Near the end of the period, in its            We selected the most aggressive
live up to those expectations, they tend     anecdotal report on the economy released      stocks that fit our earnings growth
to be high-reward stocks. However, when      in late October, the Fed said economic        strategy. Aggressive stocks are often
investors' expectations for the economy      activity continued to expand in               the stocks of rapidly growing companies.
change significantly, these stocks may       September and early October. The Fed          Also, the price trends of aggressive
perform poorly.                              said that higher energy costs were            stocks are likely to be more volatile
                                             constraining consumer and business            than those of other stocks. Our
MARKET CONDITIONS                            spending and capital spending and hiring      selection of aggressive stocks and the
                                             were rising modestly.                         rapidly expanding economy enabled the
The U.S. economy showed signs of                                                           fund to post strong returns throughout
strength during the fiscal year ended           This generally positive economic news      2003. However, our choice of aggressive
October 31, 2004. Economic news was          was offset by geopolitical uncertainty        stocks was not successful in the market
generally positive, and it included          and terrorism concerns, as well as            climate of 2004. Market performance for
expansion of gross domestic product          soaring oil prices. In mid-October, Mr.       2004 has been modest, as exemplified by
(GDP), the broadest measure of overall       Greenspan said that "so far this year,        the S&P 500 Index's
economic activity. While positive, GDP       the rise in the value of imported             calendar-year-to-date return of 3.06% as
growth                                       oil--essentially a tax on U.S.                of October 31, 2004.
                                             residents--has amounted to about 3/4 [of
                                             one] percent of                                  In April and May of 2004, we saw a
                                                                                           rather significant change in market
                                                                                           expectations in a


====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
By sector
                                              1. Tekelec                           1.7%     1. Oil & Gas Equipment & Services   7.2%
                     [PIE CHART]
                                              2. F5 Networks, Inc.                 1.6      2. Homebuilding                     6.0
Industrials                         13.3%
                                              3. Cree, Inc.                        1.5      3. Biotechnology                    6.0
Information Technology              21.3%
                                              4. Urban Outfitters, Inc.            1.5      4. Specialty Stores                 4.8
Materials                            7.0%
                                              5. Microsoft Corp.                   1.5      5. Communications Equipment         4.4
Telecommunication Services           1.4%
                                              6. Cognizant Technology Solutions             6. IT Consulting & Other Services   4.1
Money Market Funds Plus Other                    Corp.-Class A                     1.4
Assets Less Liabilities              0.7%                                                   7. Oil & Gas Refining, Marketing
                                              7. Tessera Technologies Inc.         1.4         & Transportation                 3.8
Consumer Discretionary              22.3%
                                              8. CACI International Inc.-Class A   1.4      8. Property & Casualty Insurance    3.8
Energy                              13.4%
                                              9. Western Wireless Corp.-Class A    1.4      9. Pharmaceuticals                  3.7
Financials                           6.1%
                                             10. Hunt (J.B.) Transport Services,           10. Internet Software & Services     3.6
Health Care                         14.5%        Inc.                              1.4


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

relatively short period of time. At the                                                    a decline in orders made investors fear
end of April, the advance estimate for          The fund's performance in the              that supply would catch up with demand
first-quarter-2004 GDP came in at 4.2%,      consumer staples, financials and              by the end of the year, and the industry
which was even with GDP growth in            information technology (IT) sectors           as a whole suffered. Over the period, we
fourth-quarter 2003, but it was far          detracted from fund performance. The          significantly reduced the fund's
below expectations. Also in April, the       fund's IT stocks were the largest             exposure to semiconductor industry
Fed indicated that it would likely begin     detractor to performance because of the       stocks.
to raise rates, which it did in June.        fund's overweight position and the
Whether the economy was slowing on its       change in the sector's performance for        IN CLOSING
own or whether the anticipated rise in       2004. For calendar-year 2003,
interest rates caused a slowdown, the        information technology stocks turned in       Historically, many factors may drive
result was that the stocks that we had       the highest performance of any sector in      stock performance over the short term,
expected to perform well did not.            the S&P 500 Index. Because of reduced         but we believe that over the long term,
                                             corporate spending in the sector, as of       earnings growth and its sustainability
   In following our earnings growth          October 31, 2004, the year-to-date            dictate performance. Despite the fund's
strategy, we look for stocks that are        return for the IT sector of the same          recent lagging performance, we
experiencing positive earnings momentum.     index was -4.93%.                             maintained our strategy of identifying
When fund holdings disappoint, as they                                                     companies exhibiting strong earnings
did in April, positive momentum is              Two stocks that benefited fund             momentum, which we believed could
halted, and we may replace those             performance were Akami Technologies and       position the fund to perform well over a
holdings with stocks exhibiting positive     Nuevo Energy. Akami Technologies offers       long-term investment horizon.
momentum. This enables the fund to           e-business solutions for customers
remain true to the earnings momentum         seeking to conduct business over the          THE VIEWS AND OPINIONS EXPRESSED IN
theory, which we believe has been shown      Internet. The company benefited from an       MANAGEMENT'S DISCUSSION OF FUND
to be an effective long-term strategy,       increase in monthly committed customer        PERFORMANCE ARE THOSE OF A I M ADVISORS,
but it does not undo the short-term          revenues.                                     INC. THESE VIEWS AND OPINIONS ARE
damage of earnings disappointments. It                                                     SUBJECT TO CHANGE AT ANY TIME BASED ON
also increases portfolio turnover, which        Nuevo Energy, an oil and gas               FACTORS SUCH AS MARKET AND ECONOMIC
is a likely outcome of an aggressive         exploration and production company, had       CONDITIONS. THESE VIEWS AND OPINIONS MAY
investment strategy. In following an         domestic operations in California and on      NOT BE RELIED UPON AS INVESTMENT ADVICE
aggressive strategy, we look for the         the Gulf Coast. It was purchased by           OR RECOMMENDATIONS, OR AS AN OFFER FOR A
highest possible return and may often        Plains Exploration and Production             PARTICULAR SECURITY. THE INFORMATION IS
replace a holding when a more attractive     Company. We sold the fund's holdings in       NOT A COMPLETE ANALYSIS OF EVERY ASPECT
investment opportunity is identified.        Akami and Nuevo and used profits to           OF ANY MARKET, COUNTRY, INDUSTRY,
                                             purchase new stocks.                          SECURITY OR THE FUND. STATEMENTS OF FACT
   The best-performing sector for the                                                      ARE FROM SOURCES CONSIDERED RELIABLE,
fund was the energy sector. The fund            Amkor, Fairchild and Silicon Storage       BUT A I M ADVISORS, INC. MAKES NO
also posted positive returns in six          Technology were among stocks that             REPRESENTATION OR WARRANTY AS TO THEIR
other sectors: materials,                    detracted from fund performance. These        COMPLETENESS OR ACCURACY. ALTHOUGH
telecommunications services, health          are semiconductor and semiconductor           HISTORICAL PERFORMANCE IS NO GUARANTEE
care, utilities, industrials and             equipment stocks that the fund no longer      OF FUTURE RESULTS, THESE INSIGHTS MAY
consumer discretionary.                      owned at the close of the period. The         HELP YOU UNDERSTAND OUR INVESTMENT
                                             semiconductor industry enjoyed a surge        MANAGEMENT PHILOSOPHY.
                                             in demand throughout 2003. In 2004,
                                                                                                 See important fund and index
                                                                 JONATHAN C. SCHOOLAR           disclosures inside front cover.
                                                                 Mr. Schoolar,
                                                                 Chartered Financial
                                                 [SCHOOLAR       Analyst, is the
                                                  PHOTO]         portfolio manager of
                                                                 AIM Libra Fund. He
                                                                 has been in the
                                                                 investment business
                                                                 since 1983.
                                             He joined AIM in 1986 as head of equity
                                             trading. He then served as associate
                                             portfolio manager until assuming his
                                             current title in 1992. He has been
                                             responsible for the fund since its
                                             inception in 2002. Mr. Schoolar received
                                             his B.B.A. in finance from the
                                             University of Texas at Austin.

                                             Assisted by the Large-Cap Growth Team.

                                             Effective December 31, 2004, Jay
                                             Rushin, AIM portfolio manager since 2001,
                                             will manage AIM Libra Fund. He will be
                                             assisted by the Aggressive Growth Team.

=================================================================================

FUND VS. INDEXES

TOTAL RETURNS, 10/31/03-10/31/04,
EXCLUDING APPLICABLE SALES CHARGES. IF SALES
CHARGES WERE INCLUDED, RETURNS WOULD BE
LOWER.

Class A Shares                                                           -10.09%

Class B Shares                                                           -10.62

Class C Shares                                                           -10.67

S&P 500 Index (Broad Market Index)                                         9.41

Russell Midcap Growth Index (Style-specific Index)                         8.77

Lipper Multi-Cap Growth Fund Index (Peer Group Index)                      5.75
Source: Lipper, Inc.

TOTAL NET ASSETS                                                  $49.8 MILLION

TOTAL NUMBER OF HOLDINGS*                                                    80
=================================================================================                  [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        use this information to compare the
                                             to estimate the expenses that you paid        ongoing costs of investing in the fund
As a shareholder of the fund, you incur      over the period. Simply divide your           and other funds. To do so, compare this
two types of costs: (1) transaction          account value by $1,000 (for example, an      5% hypothetical example with the 5%
costs, which may include sales charges       $8,600 account value divided by $1,000 =      hypothetical examples that appear in the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         shareholder reports of the other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During            Please note that the expenses shown
ongoing costs, including management          Period" to estimate the expenses you          in the table are meant to highlight your
fees; distribution and/or service fees       paid on your account during this period.      ongoing costs only and do not reflect
(12b-1); and other fund expenses. This                                                     any transactional costs, such as sales
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON           charges (loads) on purchase payments,
understand your ongoing costs (in            PURPOSES                                      contingent deferred sales charges on
dollars) of investing in the fund and to                                                   redemptions, and redemption fees, if
compare these costs with ongoing costs       The table below also provides                 any. Therefore, the hypothetical
of investing in other mutual funds. The      information about hypothetical account        information is useful in comparing
example is based on an investment of         values and hypothetical expenses based        ongoing costs only, and will not help
$1,000 invested at the beginning of the      on the fund's actual expense ratio and        you determine the relative total costs
period and held for the entire period,       an assumed rate of return of 5% per year      of owning different funds. In addition,
May 1, 2004 - October 31, 2004.              before expenses, which is not the fund's      if these transactional costs were
                                             actual return. The hypothetical account       included, your costs would have been
ACTUAL EXPENSES                              values and expenses may not be used to        higher.
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may
expenses. You may use the information in
this table,


====================================================================================================================================

                                          ACTUAL                         HYPOTHETICAL
                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES        ENDING ACCOUNT     EXPENSES
                VALUE              VALUE        PAID DURING          VALUE         PAID DURING
              (5/1/04)         (10/31/04)(1)     PERIOD(2)         (10/31/04)       PERIOD(2)
Class A       $1,000.00           $978.40          $ 9.15          $1,015.89         $ 9.32
Class B        1,000.00            974.90           12.36           1,012.62          12.60
Class C        1,000.00            974.90           12.36           1,012.62          12.60

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was -2.16%, -2.51%, and -2.51% for Classes A, B, and C
shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.84%, 2.49%, and 2.49% for
Classes A, B, and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                                  [ARROW
                                                                                                  BUTTON  For More Information Visit
                                                                                                  IMAGE]     AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   11/1/02 (inception of Class A, B and C
                                             shares) - 10/31/04 (Index results are
   Your fund's total return includes         from 10/31/02.)
reinvested distributions, fund expenses
and management fees. Results for Class B                                       [MOUNTAIN CHART]
share are calculated as if a
hypothetical shareholder had liquidated                                                           Lipper
his entire investment in the fund at the               AIM Libra     AIM Libra     AIM Libra     Multi-Cap
close of the reporting period and paid                Fund Class A  Fund Class B  Fund Class C  Growth Fund  Russell Midcap  S&P 500
the applicable contingent deferred sales      Date       Shares        Shares        Shares         Index     Growth Index    Index
charges. Index results include
reinvested dividends. Performance of an      8/30/02     $ 9450        $10000        $10000
index of funds reflects fund expenses        10/02         9450         10000         10000        $10000        $10000       $10000
and management fees; performance of a        11/02         9441          9980          9980         10626         10783        10588
market index does not. Performance shown     12/02         9016          9530          9530          9841         10131         9966
in the chart does not reflect deduction      1/03          8912          9420          9420          9679         10032         9706
of taxes a shareholder would pay on fund     2/03          8647          9121          9130          9613          9945         9560
distributions or sale of fund shares.        3/03          8780          9270          9270          9765         10130         9652
Performance of the indexes does not          4/03          9450          9960          9960         10479         10819        10447
reflect the effects of taxes.                5/03         10395         10960         10959         11249         11860        10997
                                             6/03         10707         11280         11279         11380         12030        11138
AVERAGE ANNUAL TOTAL RETURNS                 7/03         11416         12020         12030         11732         12460        11334
As of 10/31/04, including applicable         8/03         12021         12650         12660         12201         13146        11555
sales charges                                9/03         11804         12410         12419         11966         12891        11432
                                             10/03        12844         13479         13500         12814         13930        12079
CLASS A SHARES                               11/03        13249         13909         13920         13048         14302        12185
Inception (11/1/02)       7.48%              12/03        12909         13539         13561         13323         14459        12823
1 Year                  -15.03               1/04         13296         13940         13951         13656         14936        13059
                                             2/04         13135         13770         13781         13836         15186        13240
CLASS B SHARES                               3/04         13041         13660         13680         13794         15157        13040
Inception (11/1/02)       7.94%              4/04         11802         12359         12370         13332         14730        12836
1 Year                  -15.08               5/04         12247         12820         12830         13646         15077        13012
                                             6/04         12531         13101         13120         13938         15317        13265
CLASS C SHARES                               7/04         11632         12160         12169         12955         14303        12826
Inception (11/1/02)       9.83%              8/04         11282         11791         11799         12772         14126        12877
1 Year                  -11.57               9/04         11755         12272         12290         13265         14654        13017
                                             10/04       $11549        $11649        $12059        $13550        $15151       $13216
                                                                                                                 Source: Lipper,Inc.

                                             In addition to returns as of the close        The performance data quoted represent
                                             of the fiscal year, industry regulations      past performance and cannot guarantee
                                             require us to provide average annual          comparable future results; current
                                             total returns as of 9/30/04, the most         performance may be lower or higher.
                                             recent calendar quarter-end.                  Please visit AIMinvestments.com for the
                                                                                           most recent month-end performance.
                                             AVERAGE ANNUAL TOTAL RETURNS                  Performance figures reflect reinvested
                                             As of 9/30/04, including applicable           distributions, changes in net asset
                                             sales charges                                 value and the effect of the maximum
                                                                                           sales charge unless otherwise stated.
                                             CLASS A SHARES                                Investment return and principal value
                                             Inception (11/1/02)      8.83%                will fluctuate so that you may have a
                                             1 Year                  -5.91                 gain or loss when you sell shares.

                                             CLASS B SHARES                                   Class A share performance reflects
                                             Inception (11/1/02)      9.37%                the maximum 5.50% sales charge, and
                                             1 Year                  -6.07                 Class B and Class C share performance
                                                                                           reflects the applicable contingent
                                             CLASS C SHARES                                deferred sales charge (CDSC) for the
                                             Inception (11/1/02)     11.38%                period involved. The CDSC on Class B
                                             1 Year                  -2.04                 shares declines from 5% beginning at the
                                                                                           time of purchase to 0% at the beginning
                                                                                           of the seventh year. The CDSC on Class C
                                                                                           shares is 1% for the first year after
                                                                                           purchase. The performance of the fund's
                                                                                           share classes will differ due to
                                                                                           different sales charge structures and
                                                                                           class expenses.

                                                                                              Had the advisor not waived fees
                                                                                           and/or reimbursed expenses, returns
                                                                                           would have been lower.


====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------
COMMON STOCKS-99.31%

AEROSPACE & DEFENSE-1.20%

DRS Technologies, Inc.(a)                       16,500    $   597,630
=====================================================================

APPAREL RETAIL-2.71%

Guess?, Inc.(a)                                 35,700        596,190
---------------------------------------------------------------------
Urban Outfitters, Inc.(a)                       18,300        750,300
=====================================================================
                                                            1,346,490
=====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.23%

Fossil, Inc.(a)                                 20,500        610,080
=====================================================================

APPLICATION SOFTWARE-1.29%

RSA Security Inc.(a)                            31,500        644,490
=====================================================================

BIOTECHNOLOGY-5.95%

Affymetrix, Inc.(a)                             21,000        640,500
---------------------------------------------------------------------
Celgene Corp.(a)                                21,400        633,868
---------------------------------------------------------------------
Gen-Probe Inc.(a)                               15,600        546,624
---------------------------------------------------------------------
Gilead Sciences, Inc.(a)                        16,800        581,784
---------------------------------------------------------------------
United Therapeutics Corp.(a)                    17,900        559,554
=====================================================================
                                                            2,962,330
=====================================================================

CASINOS & GAMING-1.31%

Penn National Gaming, Inc.(a)                   15,700        652,021
=====================================================================

COMMUNICATIONS EQUIPMENT-4.36%

F5 Networks, Inc.(a)                            20,000        799,000
---------------------------------------------------------------------
Tekelec(a)                                      37,200        830,304
---------------------------------------------------------------------
Tellabs, Inc.(a)                                67,700        541,600
=====================================================================
                                                            2,170,904
=====================================================================

COMPUTER & ELECTRONICS RETAIL-1.23%

Electronics Boutique Holdings Corp.(a)          18,000        614,520
=====================================================================

COMPUTER HARDWARE-1.14%

PalmOne, Inc.(a)                                19,600        567,812
=====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-3.28%

AGCO Corp.(a)                                   25,900        502,978
---------------------------------------------------------------------
CNH Global N.V. (Netherlands)                   31,800        542,190
---------------------------------------------------------------------
Cummins Inc.                                     8,400        588,672
=====================================================================
                                                            1,633,840
=====================================================================

CONSUMER FINANCE-1.17%

AmeriCredit Corp.(a)                            30,100        583,940
=====================================================================

DEPARTMENT STORES-1.24%

J.C. Penney Co., Inc.                           17,900        619,161
=====================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.29%

United Rentals, Inc.(a)                         41,600        642,720
=====================================================================

                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------


ELECTRONIC EQUIPMENT MANUFACTURERS-1.15%

Tektronix, Inc.                                 18,900    $   573,237
=====================================================================

EMPLOYMENT SERVICES-2.59%

Resources Connection, Inc.(a)                   15,600        654,888
---------------------------------------------------------------------
Robert Half International Inc.                  23,900        634,067
=====================================================================
                                                            1,288,955
=====================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.08%

Mosaic Co. (The)(a)                             35,700        536,928
=====================================================================

FOREST PRODUCTS-1.20%

Weyerhaeuser Co.                                 9,500        595,080
=====================================================================

HEALTH CARE FACILITIES-1.24%

Kindred Healthcare, Inc.(a)                     25,600        616,960
=====================================================================

HEALTH CARE SUPPLIES-1.28%

Dade Behring Holdings Inc.(a)                   11,300        636,077
=====================================================================

HOMEBUILDING-6.04%

D.R. Horton, Inc.                               19,200        576,000
---------------------------------------------------------------------
KB HOME                                          7,200        592,200
---------------------------------------------------------------------
M.D.C. Holdings, Inc.                            8,400        644,700
---------------------------------------------------------------------
Pulte Homes, Inc.                               10,300        565,264
---------------------------------------------------------------------
Standard Pacific Corp.                          11,200        628,880
=====================================================================
                                                            3,007,044
=====================================================================

HOTELS, RESORTS & CRUISE LINES-1.29%

Starwood Hotels & Resorts Worldwide, Inc.       13,400        639,582
=====================================================================

INDUSTRIAL MACHINERY-1.08%

Reliance Steel & Aluminum Co.                   15,700        538,824
=====================================================================

INTERNET SOFTWARE & SERVICES-3.56%

Ask Jeeves, Inc.(a)                             18,900        487,242
---------------------------------------------------------------------
EarthLink, Inc.(a)                              58,800        607,404
---------------------------------------------------------------------
InfoSpace, Inc.(a)                              12,900        677,250
=====================================================================
                                                            1,771,896
=====================================================================

IT CONSULTING & OTHER SERVICES-4.13%

CACI International Inc.-Class A(a)              11,600        707,252
---------------------------------------------------------------------
Cognizant Technology Solutions Corp.-Class
  A(a)                                          21,000        714,000
---------------------------------------------------------------------
Keane, Inc.(a)                                  40,100        633,981
=====================================================================
                                                            2,055,233
=====================================================================

MANAGED HEALTH CARE-2.34%

CIGNA Corp.                                      9,000        571,140
---------------------------------------------------------------------
Humana Inc.(a)                                  31,000        593,650
=====================================================================
                                                            1,164,790
=====================================================================


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.28%

Pixar(a)                                         7,900    $   635,318
=====================================================================

OIL & GAS DRILLING-1.17%

ENSCO International Inc.                        19,000        580,450
=====================================================================

OIL & GAS EQUIPMENT & SERVICES-7.16%

Cal Dive International, Inc.(a)                 17,000        601,970
---------------------------------------------------------------------
Hydril(a)                                       14,500        637,855
---------------------------------------------------------------------
Maverick Tube Corp.(a)                          20,100        530,037
---------------------------------------------------------------------
Offshore Logistics, Inc.(a)                     18,100        654,496
---------------------------------------------------------------------
Oil States International, Inc.(a)               31,200        572,832
---------------------------------------------------------------------
Veritas DGC Inc.(a)                             26,800        565,480
=====================================================================
                                                            3,562,670
=====================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.24%

Ultra Petroleum Corp. (Canada)(a)               12,700        617,220
=====================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-3.83%

Sunoco, Inc.                                     8,600        639,496
---------------------------------------------------------------------
Tesoro Petroleum Corp.(a)                       21,000        635,880
---------------------------------------------------------------------
Williams Cos., Inc. (The)                       50,600        633,006
=====================================================================
                                                            1,908,382
=====================================================================

PAPER PACKAGING-1.12%

Temple-Inland Inc.                               9,400        555,728
=====================================================================

PAPER PRODUCTS-1.25%

MeadWestvaco Corp.                              19,700        621,141
=====================================================================

PHARMACEUTICALS-3.71%

Connectics Corp.(a)                             23,500        631,680
---------------------------------------------------------------------
IVAX Corp.(a)                                   32,500        588,250
---------------------------------------------------------------------
MGI Pharma, Inc.(a)                             23,500        626,745
=====================================================================
                                                            1,846,675
=====================================================================

PHOTOGRAPHIC PRODUCTS-1.09%

Eastman Kodak Co.                               17,900        542,012
=====================================================================

PROPERTY & CASUALTY INSURANCE-3.76%

Midland Co. (The)                               22,400        618,912
---------------------------------------------------------------------
Ohio Casualty Corp.(a)                          29,600        618,048
---------------------------------------------------------------------
SAFECO Corp.                                    13,700        633,488
=====================================================================
                                                            1,870,448
=====================================================================

                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------


SEMICONDUCTOR EQUIPMENT-1.43%

Tessera Technologies Inc.(a)                    25,400    $   709,422
=====================================================================

SEMICONDUCTORS-2.73%

Cree, Inc.(a)                                   21,900        755,769
---------------------------------------------------------------------
Silicon Image, Inc.(a)                          43,900        601,430
=====================================================================
                                                            1,357,199
=====================================================================

SPECIALTY STORES-4.83%

Barnes & Noble, Inc.(a)                         17,000        565,590
---------------------------------------------------------------------
Borders Group, Inc.                             25,400        578,866
---------------------------------------------------------------------
Guitar Center, Inc.(a)                          13,900        620,357
---------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                        16,700        637,439
=====================================================================
                                                            2,402,252
=====================================================================

STEEL-2.39%

United States Steel Corp.                       16,500        605,880
---------------------------------------------------------------------
Worthington Industries, Inc.                    29,500        585,575
=====================================================================
                                                            1,191,455
=====================================================================

SYSTEMS SOFTWARE-1.50%

Microsoft Corp.                                 26,600        744,534
=====================================================================

THRIFTS & MORTGAGE FINANCE-1.13%

IndyMac Bancorp, Inc.                           17,400        561,324
=====================================================================

TRADING COMPANIES & DISTRIBUTORS-1.23%

Fastenal Co.                                    11,100        613,053
=====================================================================

TRUCKING-2.67%

Arkansas Best Corp.                             16,600        648,894
---------------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc.            16,600        678,276
=====================================================================
                                                            1,327,170
=====================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.41%

Western Wireless Corp.-Class A(a)               24,000        699,360
=====================================================================
    Total Common Stocks (Cost $49,457,693)                 49,416,357
=====================================================================

MONEY MARKET FUNDS-0.98%

Liquid Assets Portfolio-Institutional
  Class(b)                                     245,255        245,255
---------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    245,255        245,255
=====================================================================
    Total Money Market Funds (Cost $490,510)                  490,510
=====================================================================
TOTAL INVESTMENTS-100.29% (Cost $49,948,203)               49,906,867
=====================================================================
OTHER ASSETS LESS LIABILITIES-(0.29%)                        (146,111)
=====================================================================
NET ASSETS-100.00%                                        $49,760,756
_____________________________________________________________________
=====================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $49,457,693)                                  $49,416,357
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $490,510)                                   490,510
===========================================================
    Total investments (cost $49,948,203)         49,906,867
___________________________________________________________
===========================================================
Receivables for:
  Fund shares sold                                    7,145
-----------------------------------------------------------
  Dividends                                          15,658
-----------------------------------------------------------
  Amount due from advisor                             9,829
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                5,722
-----------------------------------------------------------
Other assets                                         24,075
===========================================================
    Total assets                                 49,969,296
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            118,941
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             6,163
-----------------------------------------------------------
Accrued distribution fees                            22,810
-----------------------------------------------------------
Accrued trustees' fees                                  958
-----------------------------------------------------------
Accrued transfer agent fees                          12,489
-----------------------------------------------------------
Accrued operating expenses                           47,179
===========================================================
    Total liabilities                               208,540
===========================================================
Net assets applicable to shares outstanding     $49,760,756
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $52,052,101
-----------------------------------------------------------
Undistributed net investment income (loss)           (5,558)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (2,244,451)
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                             (41,336)
===========================================================
                                                $49,760,756
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $34,322,587
___________________________________________________________
===========================================================
Class B                                         $ 9,712,351
___________________________________________________________
===========================================================
Class C                                         $ 5,725,818
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           2,812,173
___________________________________________________________
===========================================================
Class B                                             806,882
___________________________________________________________
===========================================================
Class C                                             475,142
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     12.21
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.21 divided by
      94.50%)                                   $     12.92
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     12.04
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     12.05
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $663)            $   221,263
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       27,016
=========================================================================
    Total investment income                                       248,279
=========================================================================

EXPENSES:

Advisory fees                                                     500,269
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     26,245
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         149,496
-------------------------------------------------------------------------
  Class B                                                         100,989
-------------------------------------------------------------------------
  Class C                                                          60,432
-------------------------------------------------------------------------
Transfer agent fees                                               127,367
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             12,948
-------------------------------------------------------------------------
Professional fees                                                  62,776
-------------------------------------------------------------------------
Other                                                             103,755
=========================================================================
    Total expenses                                              1,194,277
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (31,798)
=========================================================================
    Net expenses                                                1,162,479
=========================================================================
Net investment income (loss)                                     (914,200)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (2,082,570)
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (4,870,214)
=========================================================================
Net gain (loss) from investment securities                     (6,952,784)
=========================================================================
Net increase (decrease) in net assets resulting from
  operations                                                  $(7,866,984)
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (914,200)   $  (189,529)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    future contracts                                           (2,082,570)        53,689
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (4,870,214)     4,828,878
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (7,866,984)     4,693,038
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (28,055)            --
----------------------------------------------------------------------------------------
  Class B                                                          (5,972)            --
----------------------------------------------------------------------------------------
  Class C                                                          (3,533)            --
========================================================================================
    Decrease in net assets resulting from distributions           (37,560)            --
========================================================================================
Share transactions-net:
  Class A                                                       7,617,531     28,645,977
----------------------------------------------------------------------------------------
  Class B                                                       4,606,564      5,959,059
----------------------------------------------------------------------------------------
  Class C                                                       3,008,051      3,135,080
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              15,232,146     37,740,116
========================================================================================
    Net increase in net assets                                  7,327,602     42,433,154
========================================================================================

NET ASSETS:

  Beginning of year                                            42,433,154             --
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(5,558) and $(2,859), respectively)            $49,760,756    $42,433,154
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Libra Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.80%, 2.45% and 2.45% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $9,468.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $20,978 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $127,367. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $149,496, $100,989 and $60,432, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $58,000 in front-end sales commissions from the sale of Class A shares and $725, $3,243, and $3,619 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                            UNREALIZED
                          MARKET VALUE     PURCHASES     PROCEEDS FROM     APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                        10/31/03        AT COST          SALES        (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class      $1,671,878     $45,940,740    $(47,367,363)       $    --          $245,255      $13,666       $    --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class       1,671,878     45,940,740      (47,367,363)            --           245,255       13,350            --
===================================================================================================================================
  Subtotal                 $3,343,756     $91,881,480    $(94,734,726)       $    --          $490,510      $27,016       $    --
===================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $4,045,424 and $949,506, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $874 and credits in custodian fees of $478 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $1,352.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $4,430 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                               2004        2003
---------------------------------------------------------------------------------
Distributions paid from ordinary income                       $37,560    $     --
_________________________________________________________________________________
=================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
---------------------------------------------------------------------------
Unrealized appreciation (depreciation)-investments              $  (176,252)
---------------------------------------------------------------------------
Temporary book/tax differences                                       (5,558)
---------------------------------------------------------------------------
Capital loss carryforward                                        (2,109,535)
---------------------------------------------------------------------------
Shares of beneficial interest                                    52,052,101
===========================================================================
Total net assets                                                $49,760,756
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2012                                                 $2,109,535
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $350,019,904 and $334,673,775, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 2,002,761
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,179,013)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                       $  (176,252)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $50,083,119.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $911,501, undistributed net realized gain (loss) was increased by $477 and shares of beneficial interest decreased by $911,978. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                                         2004                         2003
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,006,233    $ 27,519,955    2,569,911    $30,729,918
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        658,702       8,912,015      541,811      6,655,534
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        398,756       5,378,501      302,832      3,644,450
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          1,911          25,584           --             --
--------------------------------------------------------------------------------------------------------------------
  Class B                                                            434           5,762           --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                            232           3,091           --             --
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         41,097         548,123        4,523         57,488
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        (41,533)       (548,123)      (4,552)       (57,488)
====================================================================================================================
Reacquired:
  Class A                                                     (1,621,878)    (20,476,131)    (189,624)    (2,141,429)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (293,856)     (3,763,090)     (54,124)      (638,987)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (184,618)     (2,373,541)     (42,060)      (509,370)
====================================================================================================================
                                                                 965,480    $ 15,232,146    3,128,717    $37,740,116
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 27% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. There is also one individual that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                     CLASS A
                                                              ---------------------
                                                                   YEAR ENDED
                                                                   OCTOBER 31,
                                                              ---------------------
                                                               2004          2003
-----------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.59       $ 10.00
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)     (0.18)(a)
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.19)         3.77
===================================================================================
    Total from investment operations                            (1.37)         3.59
===================================================================================
Less distributions from net realized gains                      (0.01)           --
===================================================================================
Net asset value, end of period                                $ 12.21       $ 13.59
___________________________________________________________________________________
===================================================================================
Total return(b)                                                (10.09)%       35.90%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,323       $32,398
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.80%(c)      1.80%
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.85%(c)      3.24%
===================================================================================
Ratio of net investment income (loss) to average net assets     (1.38)%(c)    (1.54)%
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate                                           600%          325%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $42,713,118.

                                                                    CLASS B
                                                              --------------------
                                                                   YEAR ENDED
                                                                  OCTOBER 31,
                                                              --------------------
                                                               2004          2003
----------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.48       $10.00
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.26)(a)    (0.26)(a)
----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.17)        3.74
==================================================================================
    Total from investment operations                            (1.43)        3.48
==================================================================================
Less distributions from net realized gains                      (0.01)          --
==================================================================================
Net asset value, end of period                                $ 12.04       $13.48
__________________________________________________________________________________
==================================================================================
Total return(b)                                                (10.62)%      34.80%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 9,712       $6,515
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.45%(c)     2.45%
----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.50%(c)     3.89%
==================================================================================
Ratio of net investment income (loss) to average net assets     (2.03)%(c)   (2.19)%
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate                                           600%         325%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $10,098,857.

                                                                    CLASS C
                                                              --------------------
                                                                   YEAR ENDED
                                                                  OCTOBER 31,
                                                              --------------------
                                                               2004          2003
----------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.50       $10.00
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.26)(a)    (0.26)(a)
----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.18)        3.76
==================================================================================
    Total from investment operations                            (1.44)        3.50
==================================================================================
Less distributions from net realized gains                      (0.01)          --
==================================================================================
Net asset value, end of period                                $ 12.05       $13.50
__________________________________________________________________________________
==================================================================================
Total return(b)                                                (10.67)%      35.00%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 5,726       $3,520
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.45%(c)     2.45%
----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.50%(c)     3.89%
==================================================================================
Ratio of net investment income (loss) to average net assets     (2.03)%(c)   (2.19)%
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate                                           600%         325%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $6,043,170.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Libra Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Libra Fund (the "Fund") at October 31, 2004, the results of its operations for the year then ended and, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 20, 2004
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1998             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     2001             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          1987             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2001             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      2001             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           2001             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                 HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           2001               Partner, law firm of Kramer Levin   Cortland Trust, Inc.
  Trustee                                              Naftalis and Frankel LLP            (registered investment
                                                                                           company)
-----------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution        General Chemical
  Trustee                                              Services (California)               Group, Inc.
                                                       Formerly: Associate Justice of
                                                       the California Court of Appeals
-----------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        2001               Formerly: Chief Executive           None
  Trustee                                              Officer, YWCA of the USA
-----------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          2001               Partner, law firm of Pennock &      None
  Trustee                                              Cooper
-----------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           1987               Retired                             None
  Trustee
-----------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            2001               Executive Vice President,           None
  Trustee                                              Development and Operations, Hines
                                                       Interests Limited Partnership
                                                       (real estate development company)
-----------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired                             None
  Trustee
-----------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959       2004               Senior Vice President, A I M        N/A
  Senior Vice President and Chief                      Management Group Inc. (financial
  Compliance Officer                                   services holding company); Senior
                                                       Vice President and Chief
                                                       Compliance Officer, A I M
                                                       Advisors, Inc.; Vice President
                                                       and Chief Compliance Officer,
                                                       A I M Capital Management, Inc.
                                                       and A I M Distributors, Inc.; and
                                                       Vice President, AIM Investment
                                                       Services, Inc. and Fund
                                                       Management Company
                                                       Formerly: Senior Vice President
                                                       and Compliance Director, Delaware
                                                       Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President,    N/A
  Senior Vice President,                               Secretary and General Counsel,
  Secretary and Chief Legal                            A I M Management Group Inc.
  Officer                                              (financial services holding
                                                       company) and A I M Advisors,
                                                       Inc.; Director and Vice
                                                       President, INVESCO Distributors,
                                                       Inc.; Vice President, A I M
                                                       Capital Management, Inc., and AIM
                                                       Investment Services, Inc.;
                                                       Director, Vice President and
                                                       General Counsel, Fund Management
                                                       Company and Senior Vice
                                                       President, A I M Distributors,
                                                       Inc.
                                                       Formerly: Senior Vice President
                                                       and General Counsel, Liberty
                                                       Financial Companies, Inc.; Senior
                                                       Vice President and General
                                                       Counsel, Liberty Funds Group, LLC
                                                       and Vice President, A I M
                                                       Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of   N/A
  Vice President                                       Money Market Research and Special
                                                       Projects, A I M Capital
                                                       Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund             N/A
  Vice President and Treasurer                         Treasurer, A I M Advisors, Inc.
                                                       Formerly: Senior Vice President,
                                                       AIM Investment Services, Inc.;
                                                       and Vice President, A I M
                                                       Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         2004               Director of Cash Management,        N/A
  Vice President                                       Managing Director and Chief Cash
                                                       Management Officer, A I M Capital
                                                       Management, Inc; Director and
                                                       President, Fund Management
                                                       Company; and Vice President,
                                                       A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Executive Vice President, A I M     N/A
  Vice President                                       Management Group, Inc.; Senior
                                                       Vice President, A I M Advisors,
                                                       Inc., and President, Director of
                                                       Investments, Chief Executive
                                                       Officer and Chief Investment
                                                       Officer, A I M Capital
                                                       Management, Inc.
                                                       Formerly: Director of A I M
                                                       Advisors, Inc. and A I M
                                                       Management Group Inc., A I M
                                                       Advisors, Inc.; and Director and
                                                       Chairman, A I M Capital
                                                       Management, Inc.
-----------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   PricewaterhouseCoopers
Suite 100               11 Greenway Plaza        Inc.                  LLP
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1201 Louisiana
                        Houston, TX 77046-1173   Suite 100             Street
                                                 Houston, TX           Suite 2900
                                                 77046-1173            Houston, Texas
                                                                       77002-5678

COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2004, 35.59% is eligible for the dividends received deduction for corporations.

For its tax year ended October 31, 2004, the Fund designates 33.53%, or the maximum amount allowable of its dividend distributions as qualified dividend income. The actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

      DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                        SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)                   AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ===============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ===============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com              LIB-AR-1              A I M Distributors, Inc.


                                     [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
--------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative   Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments   Management           --Registered Trademark--
                               Plans    Accounts
--------------------------------------------------------------------------------------

                                                       AIM TRIMARK ENDEAVOR FUND
                                Annual Report to Shareholders o October 31, 2004


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

====================================================================================================================================
AIM TRIMARK ENDEAVOR FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================


ABOUT SHARE CLASSES                          o The unmanaged Lipper Mid-Cap Core Fund      o Industry classifications used in this
                                             Index represents an average of the            report are generally according to the
o Class B shares are not available as an     performance of the 30 largest                 Global Industry Classification Standard,
investment for retirement plans              mid-capitalization core funds tracked by      which was developed by and is the
maintained pursuant to Section 401 of        Lipper, Inc., an independent mutual fund      exclusive property and a service mark of
the Internal Revenue Code, including         performance monitor.                          Morgan Stanley Capital International
401(k) plans, money purchase pension                                                       Inc. and Standard & Poor's.
plans and profit sharing plans. Plans        o The unmanaged Russell
that have existing accounts invested in      Midcap--Registered Trademark-- Index          The fund's schedule of investments
Class B shares will continue to be           represents the performance of the stocks      appears in its semiannual and annual
allowed to make additional purchases.        of domestic mid-capitalization                reports. In addition, the fund files its
                                             companies.                                    complete schedule of investments for its
o Class R shares are available only to                                                     first and third fiscal quarters with the
certain retirement plans. Please see the     o The unmanaged MSCI World Index is a         Securities and Exchange Commission
prospectus for more information.             group of global securities tracked by         (SEC). The most recent quarterly
                                             Morgan Stanley Capital International.         schedule is available on AIM's Web site.
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   Go to AIMinvestments.com, click on
                                             o The fund is not managed to track the        Products & Performance, then Mutual
o International investing presents           performance of any particular index,          Funds, then Fund Overview. Select your
certain risks not associated with            including the indexes defined here, and       fund from the drop-down menu and click
investing solely in the United States.       consequently, the performance of the          on Quarterly Schedule of Portfolio
These include risks relating to              fund may deviate significantly from the       Holdings. A printed version of the
fluctuations in the value of the U.S.        performance of the indexes.                   quarterly schedule is also available,
dollar relative to the values of other                                                     without charge, upon request, by calling
currencies, the custody arrangements         o A direct investment cannot be made in       800-959-4246. The quarterly schedule of
made for the fund's foreign holdings,        an index. Unless otherwise indicated,         holdings may also be accessed through
differences in accounting, political         index results include reinvested              the SEC's Web site at sec.gov. It also
risks and the lesser degree of public        dividends, and they do not reflect sales      can be viewed at the SEC's Public
information required to be provided by       charges. Performance of an index of           Reference Room in Washington, DC, and
non-U.S. companies. The fund may invest      funds reflects fund expenses,                 can be requested from the SEC at
up to 25% of its assets in the               performance of a market index does not.       800-SEC-0330. The schedule is available
securities of non-U.S. issuers.                                                            approximately 60 days after the close of
                                             OTHER INFORMATION                             the fiscal quarter.
o By concentrating on a small number of
holdings, the fund carries greater risk      o The returns shown in the Management's       A description of the policies and
because each investment has a greater        Discussion of Fund Performance are based      procedures that the fund uses to
effect on the fund's overall                 on net asset values calculated for            determine how to vote proxies relating
performance.                                 shareholder transactions. Generally           to portfolio securities is available
                                             accepted accounting principles require        without charge, upon request, by calling
ABOUT INDEXES USED IN THIS REPORT            adjustments to be made to the net assets      800-959-4246, or on the AIM Web site,
                                             of the fund at period end for financial       AIMinvestments.com. Scroll down on the
o The unmanaged Standard & Poor's            reporting purposes, and as such, the net      home page and click on AIM Funds or
Composite Index of 500 Stocks (the S&P       asset values for shareholder                  INVESCO Funds Proxy Voting Policies.
500--Registered Trademark-- Index) is an     transactions and the returns based on
index of common stocks frequently used       those net asset values may differ from        Information regarding how the fund voted
as a general measure of U.S. stock           the net asset values and returns              proxies related to its portfolio
market performance.                          reported in the Financial Highlights.         securities during the 12 months ended
                                                                                           6/30/04 is available at our Web site. Go
                                                                                           to AIMinvestments.com, click on About
                                                                                           Us, then on Required Notices and then
                                                                                           select your fund from the drop-down
                                                                                           menu.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================


AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule
[PHOTO OF           requiring that an independent fund trustee, meaning a
MARK H.             trustee who is not an officer of the fund's investment
WILLIAMSON]         advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
MARK H. WILLIAMSON  Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
[PHOTO OF           Crockett, one of the fourteen independent trustees on the
BRUCE L.            AIM Funds' Board, as Chairman. His appointment became
CROCKETT]           effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
BRUCE L. CROCKETT   Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

                         Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM                          /s/ MARK H. WILLIAMSON
--------------------------                    -----------------------
Robert H. Graham                              Mark H. Williamson
Chairman, AIM Investments                     CEO & President, AIM
President & Vice Chairman,                    Investments Trustee,
AIM Funds                                     AIM Funds

December 16, 2004

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRONG STOCK SELECTION FUELED FUND'S                                                       own in-depth, independent research to
PERFORMANCE                                                                                identify high-quality
                                                                                           small-capitalization businesses that
AIM Trimark Endeavor Fund launched on        and manufacturing activity served to          have understandable business models,
November 4, 2003. For the reporting          validate growing investor concerns.           strong management and leading industry
period ended October 31, 2004, AIM           Given our stock-by-stock, fundamental         positions that are very difficult for
Trimark Endeavor Class A shares returned     approach to investing, the broad              competitors to encroach upon. We then
15.30% at net asset value. PERFORMANCE       performance in our holdings is                use our research to develop a
SHOWN AT NAV DOES NOT INCLUDE FRONT-END      consistent with a market environment          proprietary view about why we believe
SALES CHARGES, WHICH WOULD HAVE REDUCED      that was significantly more                   these businesses will grow their value
THE PERFORMANCE. Results for other share     discriminating than the blanket rally         over a period of several years.
classes are shown in the table on page       that characterized the prior year.
3. Aided by strong stock selection and                                                        While the fund's strong performance
the market's preference for small-cap           With the price of oil rising sharply       over the past year is gratifying, we
and mid-cap stocks, the fund                 during the period, it came as no              believe these short-term performance
outperformed its benchmarks, the S&P 500     surprise that energy was the                  periods should be of little importance
Index, the Russell Midcap Index and the      best-performing sector of the S&P 500         to shareholders who share our long-term
Lipper Mid-Cap Core Fund Index, which        Index for the year. Utilities and             investment horizon. Our long-term
returned 9.41%, 15.09% and 10.56%,           materials also had strong performances        investment strategy entails a
respectively, for the one-year period        during the period, while information          willingness to wait as long as five
ended October 31, 2004.                      technology, health care and consumer          years or more for our proprietary views
                                             staples were the weakest-performing           about a business to unfold. You should
MARKET CONDITIONS                            sectors. These themes also generally          therefore reasonably expect similar
                                             held true for the fund's                      short-term periods where the fund
The market environment during the period     mid-capitalization style benchmark, the       underperforms, as our independent spirit
was mixed yet positive overall for           Russell Midcap Index, which outperformed      frequently results in the purchase of
mid-capitalization companies. The first      both large-cap and small-cap indexes          businesses that may be out of favor with
half of the period was characterized by      during the period, providing an               investors in the short term.
an extension of the market rally that        additional tailwind to fund performance.
predominated throughout most of 2003,                                                      In examining key drivers of fund
when investors embraced evidence of          YOUR FUND                                     performance during the period, it is
stronger economic growth. As the period                                                    important to note that our investment
progressed, this buoyancy gave way to        At the close of our first year managing       strategy has resulted in a relatively
some trepidation as investors began to       the fund, we would like to comment on         focused group of business holdings that
fret over the effect rising commodity        our approach to investing. We describe        has little in common with the
and energy prices might have on a            the Trimark discipline as "business           composition of the fund's benchmarks and
maturing economic recovery. In addition,     people buying businesses." By viewing         peers. As a result, it may sometimes
a moderation of what had been generally      each company the fund holds as a              appear that the fund's relative sector
strong levels of consumer confidence         long-term business investment as opposed      weights significantly influenced
                                             to a short-term stock trade, we attempt       performance during any short-term
                                             to ignore much of the short-term news         period. However, because we focus on
                                             that has little impact on an                  businesses rather than sectors, we
                                             investment's long-term return potential.      believe the fund's long-term performance
                                             Instead, we focus on conducting our           is dictated by how successful we have or
                                                                                           have not been in investing in individual
                                                                                           businesses. If one were to broadly
                                                                                           categorize the individual businesses
                                                                                           that

====================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
By sector
                                              1. Ross Stores, Inc.              6.4%        1. Health Care Equipment         14.9%
              [PIE CHART]
                                              2. Liz Claiborne, Inc.            5.9         2. Apparel, Accessories &
Energy                             2.1%                                                        Luxury Goods                   8.2
                                              3. North Fork Bancorp., Inc.      5.6
Information Technology             2.1%                                                     3. Apparel Retail                 6.4
                                              4. Manpower Inc.                  5.4
Materials                          1.0%                                                     4. Regional Banks                 5.6
                                              5. WellPoint Health Networks
U.S. Government Agency                           Inc.                           5.1         5. Employment Services            5.4
Securities Plus Other Assets
Less Liabilities                  15.2%       6. Polaris Industries Inc.        4.8         6. Managed Health Care            5.1

Financials                         8.4%       7. DENTSPLY International Inc.    4.5         7. Leisure Products               4.8

Industrials                       13.1%       8. Cytyc Corp.                    4.1         8. Pharmaceuticals                3.8

Consumer Staples                   4.5%       9. Fisher Scientific                          9. Brewers                        3.2
                                                 International Inc.             4.0
Health Care                       23.7%                                                    10. Auto Parts & Equipment         3.1
                                             10. Endo Pharmaceuticals
Consumer Discretionary            29.2%          Holdings Inc.                  3.8

*Excluding U.S. Government Agency Securities.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

contributed most to performance during       its proprietary technology to produce       IN CLOSING
the period, many came from the health        some of the highest-quality aluminum
care and industrials sectors. Select         wheels available to automobile              We remained focused on growing your
detractors from performance were spread      manufacturers. We also believed Superior    capital over the long-term by
across sectors, with the largest             Industries' management team could extend    consistently applying our investment
detractors coming from the consumer          the company's technology and strong         discipline regardless of the market
discretionary sector.                        profitability into the manufacture of       environment. At the close of the period
                                             other light-aluminum auto components.       there were 28 equity holdings in your
    Cytyc was one of the most                But in recent months, Superior              fund, and each one was purchased by
significant contributors to fund             Industries' margins have declined as        adhering to the five core principles of
performance during the period. Cytyc is      auto manufacturers cut costs and            the Trimark discipline: 1) Know the
the manufacturer and distributor of the      increasingly imported cheaper,              business inside and out, 2) Focus on the
ThinPrep--Registered Trademark-- Pap         lower-quality Chinese auto parts.           business' management, 3) Wait for the
Test, the most widely used method for        Although we continued to hold Superior      right price, 4) Form a proprietary view
screening cervical cancer in the United      Industries at the close of the period,      and 5) Maintain patience and long-term
States. Cytyc reported third-quarter         we view this dynamic as a real threat to    focus. We appreciate your continued
2004 revenue of $102.8 million, a 36%        long-term business prospects and are        investment in AIM Trimark Endeavor Fund.
increase over the same period in 2003.       working diligently to determine whether
At the close of the period we continued      the company can continue to present         The views and opinions expressed in
to own Cytyc for several compelling          effective barriers to competition.          Management's Discussion of Fund
reasons. First, we believed the company                                                  Performance are those of A I M Advisors,
would benefit from its entrance into the        Our long-term investment horizon         Inc. These views and opinions are
European market, which is far less           generally results in relatively low         subject to change at any time based on
developed than that of the United            turnover in the fund. However, during       factors such as market and economic
States. In October 2004, the company         the period we were able to find an          conditions. These views and opinions may
announced that the London Region of the      above-average number of what we viewed      not be relied upon as investment advice
National Health Service intended to          as quality business opportunities at        or recommendations, or as an offer for a
convert all service screening to the         compelling prices, primarily in             particular security. The information is
ThinPrep--Registered Trademark-- Pap         international markets. Of the eight new     not a complete analysis of every aspect
Test. Second, the company is marketing a     business purchases we made during the       of any market, country, industry,
diagnostic machine that labs can use to      period, five were headquartered outside     security or the fund. Statements of fact
analyze the tests Cytyc distributes.         the United States. These new businesses     are from sources considered reliable,
This allows labs to mechanize the            were Kingspan Group, Nintendo, RyanAir,     but A I M Advisors, Inc. makes no
diagnostic process, thereby reducing         Swedish Match and Molson. The purchases     representation or warranty as to their
costs, while at the same time charging       were funded in part by select sales in      completeness or accuracy. Although
more for the procedure itself. Finally,      U.S.-based companies such as Republic       historical performance is no guarantee
the company has developed a screening        Services, R.R. Donnelley & Sons, Omnicom    of future results, these insights may
test for breast cancer, which has been       and Orthodontic Centers of America. We      help you understand our investment
very difficult to predict.                   have now fully utilized the fund's          management philosophy.
                                             allowable international exposure of 25%
    Among the detractors to fund             to capitalize on international business       See important fund and index
performance during the period was            ideas we believe possess many of the          disclosures inside front cover.
Superior Industries. We first purchased      business characteristics we look for,
the company, in part, because of its         yet at significant discounts to their                       GEOFF MACDONALD
record of generating significantly wider     U.S. counterparts.                                          Mr. MacDonald, Chartered
profit margins than competitors by                                                       [MACDONALD      Financial Analyst, is lead
relying on                                                                                 PHOTO]        manager of AIM Trimark
                                                                                                         Endeavor Fund. He joined
===========================================  ======================================                      AIM Trimark Investments in
                                                                                         1998. Prior to that, Mr. MacDonald worked
FUND VS. INDEXES                             TOTAL NET ASSETS         $39.2 MILLION      as an investment analyst and portfolio
                                                                                         manager. He earned a B.B.A. from Bishop's
TOTAL RETURNS, 11/4/03-10/31/04,             TOTAL NUMBER OF HOLDINGS*           28      University and a M.B.A. from the University
EXCLUDING APPLICABLE SALES CHARGES. IF       ======================================      of Windsor.
SALES CHARGES WERE INCLUDED, RETURNS
WOULD BE LOWER.                                                                                          JEFF HYRICH
                                                                                         [HYRICH         Mr. Hyrich, Chartered
Class A Shares                     15.30%                                                 PHOTO]         Financial Analyst, joined
                                                                                                         AIM Trimark Investments in
Class B Shares                     14.70                                                                 1999. Prior to coming to
                                                                                                         AIM Trimark, he worked as
Class C Shares                     14.70                                                 an investment analyst and portfolio
                                                                                         manager. He earned his undergraduate degree
Class R Shares                     15.01**                                               majoring in finance and accounting from the
                                                                                         University of Manitoba.
S&P 500 Index (Broad Market Index)  9.41***
                                                                                                   [RIGHT ARROW GRAPHIC]
Russell Midcap Index
(Style-specific Index)             15.09***                                              FOR A PRESENTATION OF YOUR FUND'S
                                                                                         PERFORMANCE RECORD, PLEASE
Lipper Mid-Cap Core Fund Index                                                           TURN TO PAGE 5.
(Peer Group Index)                 10.56***

Source: Lipper, Inc.

** Inception date 4/30/04. Returns
prior to 4/30/04 are hypothetical
based on Class A Shares. See
explanation page 5.

*** Index data shows a one year
return as of 10/31/04.
===========================================

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                   together with the amount you invested,         use this information to compare the
                                          to estimate the expenses that you paid         ongoing costs of investing in the fund
As a shareholder of the fund, you incur   over the period. Simply divide your            and other funds. To do so, compare this
two types of costs: (1) transaction       account value by $1,000 (for example, an       5% hypothetical example with the 5%
costs, which may include sales charges    $8,600 account value divided by $1,000 =       hypothetical examples that appear in the
(loads) on purchase payments; contingent  8.6), then multiply the result by the          shareholder reports of the other funds.
deferred sales charges on redemptions;    number in the table under the heading
and redemption fees, if any; and (2)      entitled "Actual Expenses Paid During             Please note that the expenses shown
ongoing costs, including management       Period" to estimate the expenses you           in the table are meant to highlight your
fees; distribution and/or service fees    paid on your account during this period.       ongoing costs only and do not reflect
(12b-1); and other fund expenses. This                                                   any transactional costs, such as sales
example is intended to help you           HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES   charges (loads) on purchase payments,
understand your ongoing costs (in                                                        contingent deferred sales charges on
dollars) of investing in the fund and to                                                 redemptions, and redemption fees, if
compare these costs with ongoing costs    The table below also provides                  any. Therefore, the hypothetical
of investing in other mutual funds. The   information about hypothetical account         information is useful in comparing
example is based on an investment of      values and hypothetical expenses based         ongoing costs only, and will not help
$1,000 invested at the beginning of the   on the fund's actual expense ratio and         you determine the relative total costs
period and held for the entire period,    an assumed rate of return of 5% per year       of owning different funds. In addition,
May 1, 2004 - October 31, 2004.           before expenses, which is not the fund's       if these transactional costs were
                                          actual return. The hypothetical account        included, your costs would have been
ACTUAL EXPENSES                           values and expenses may not be used to         higher.
                                          estimate the actual ending account
The table below provides information      balance or expenses you paid for the
about actual account values and actual    period. You may
expenses. You may use the information in
this table,

====================================================================================================================================
                                                  ACTUAL                                       HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

              BEGINNING ACCOUNT    ENDING ACCOUNT         EXPENSES                ENDING ACCOUNT              EXPENSES
                   VALUE                VALUE            PAID DURING                  VALUE                  PAID DURING
                  (5/1/04)          (10/31/04)(1)         PERIOD(2)                 (10/31/04)                PERIOD(2)
  Class A        $1,000.00            $1,059.70            $10.35                   $1,015.08                  $10.13
  Class B         1,000.00             1,056.20             13.70                    1,011.81                   13.40
  Class C         1,000.00             1,056.20             13.70                    1,011.81                   13.40
  Class R         1,000.00             1,057.90             11.12                    1,014.33                   10.89

(1)The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was 5.97%, 5.62%, 5.62% and 5.79% for Class A, B, C and R shares, respectively.

(2)Expenses are equal to the fund's annualized expense ratio (2.00%, 2.65%, 2.65% and 2.15% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                         [ARROW
                                                                                         BUTTON          For More Information Visit
                                                                                         IMAGE]              AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   11/4/03-10/31/04 (Index data from 10/31/03)

   Your fund's total return includes                                          [MOUNTAIN CHART]
reinvested distributions, applicable                                                                   LIPPER
sales charges, fund expenses and                         AIM TRIMARK    AIM TRIMARK     AIM TRIMARK    MID-CAP    RUSSELL
management fees. Results for Class B                    ENDEAVOR FUND  ENDEAVOR FUND   ENDEAVOR FUND  CORE FUND   MIDCAP    S&P 500
shares are calculated as if a                DATE      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES   INDEX      INDEX     INDEX
hypothetical shareholder had liquidated
his entire investment in the fund at the     11/4/2003     $9450          $10000          $10000       $10000     $10000    $10000
close of the reporting period and paid       11/03          9648           10210           10210        10273      10281     10088
the applicable contingent deferred sales     12/03          9818           10379           10379        10533      10589     10617
charges. Index results include               01/04          10082          10649           10649        10818      10896     10811
reinvested dividends, but they do not        02/04          10271          10850           10850        11024      11131     10962
reflect sales charges. Performance of an     03/04          10441          11020           11020        10998      11133     10796
index of funds reflects fund expenses        04/04          10281          10860           10860        10652      10725     10627
and management fees; performance of a        05/04          10441          11020           11020        10819      10991     10773
market index does not. Performance shown     06/04          10810          11400           11400        11114      11295     10982
in the chart does not reflect deduction      07/04          10403          10970           10970        10548      10801     10619
of taxes a shareholder would pay on fund     08/04          10252          10800           10800        10509      10848     10661
distributions or sale of fund shares.        09/04          10828          11401           11401        10877      11200     10777
Performance of the indexes does not          10/04         $10898         $10970          $11370       $11056     $11509    $10941
reflect the effects of taxes.
                                                                                                              Source: Lipper, Inc.

                                             Class R shares' inception date is           the time of purchase to 0% at the
CUMULATIVE TOTAL RETURNS*                    4/30/04. Returns since that date are        beginning of the seventh year. The CDSC
                                             historical returns. All other returns are   on Class C shares is 1% for the first
As of 10/31/04, including applicable sales   blended returns of historical Class R       year after purchase. Class R shares do
charges                                      share performance and restated Class A      not have a front-end sales charge;
                                             share performance (for periods prior to     returns shown are at net asset value and
CLASS A SHARES                               the inception date of Class R shares) at    do not reflect a 0.75% CDSC that may be
Inception (11/4/03)                8.98%     net asset value, adjusted to reflect the    imposed on a total redemption of
                                             higher Rule 12b-1 fees applicable to        retirement plan assets within the first
CLASS B SHARES                               Class R shares. Class A shares' inception   year.
Inception (11/4/03)                9.70%     date is 11/4/03.
                                                                                             The performance of the fund's share
CLASS C SHARES                                  The performance data quoted represent    classes will differ due to different
Inception (11/4/03)               13.70%     past performance and cannot guarantee       sales charge structures and class
                                             will differ due to different sales charge   expenses.
CLASS R SHARES                               comparable future results; current
Inception                         15.01%     performance may be lower or higher.             Had the advisor not waived fees
                                             Please visit AIMinvestments.com for the     and/or reimbursed expenses, performance
                                             most recent month-end performance.          would have been lower.
In addition to returns as of the close       Performance figures reflect reinvested
of the reporting period, industry            distributions, changes in net asset value
regulations require us to provide            and the effect of the maximum sales
cumulative total returns as of 9/30/04,      charge unless otherwise stated.
the most recent calendar quarter-end.        Investment return and principal value
                                             will fluctuate so that you may have a
CUMULATIVE TOTAL RETURNS*                    gain or loss when you sell shares.

As of 9/30/04, most recent calendar             Class A share performance reflects
quarter-end, including applicable sales      the maximum 5.50% sales charge, and
charges                                      Class B and Class C share performance
                                             reflects the applicable contingent
CLASS A SHARES                               deferred sales charge (CDSC) for the
Inception (11/4/03)               8.32%      period involved. The CDSC on Class B
                                             shares declines from 5% beginning at
CLASS B SHARES
Inception (11/4/03)               9.00%

CLASS C SHARES
Inception (11/4/03)              13.00%

CLASS R SHARES
Inception                        14.32%


*Returns have not been annualized.
====================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM TRIMARK ENDEAVOR FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Institutional Class shares have no sales
                                             TOTAL RETURN                                  charge; therefore, performance is at net
The following information has been           For period ended 10/31/04                     asset value. Performance of Institutional
prepared to provide Institutional Class      Inception                         15.50%*     Class shares will differ from performance
shareholders with a performance overview     * Cumulative total return that has not        of other share classes due to differing
specific to their holdings. Institutional      been annualized                             sales charges and class expenses.
Class shares are offered exclusively to
institutional investors, including           =========================================        Please note that past performance is
defined contribution plans that meet         TOTAL RETURN                                  not indicative of future results. More
certain criteria.                            For period ended 9/30/04                      recent returns may be more or less than
                                             Inception                         14.70%*     those shown. All returns assume
                                             * Cumulative total return that has not        reinvestment of distributions at net
                                               been annualized                             asset value. Investment return and
                                                                                           principal value will fluctuate so your
                                             =========================================     shares, when redeemed, may be worth more
                                                                                           or less than their original cost. See
                                             Institutional Class shares' inception         full report for information on
                                             date is 4/30/04. Returns since that date      comparative benchmarks. Please consult
                                             are historical returns. All other returns     your fund prospectus for more
                                             are blended returns of historical             information. For the most current
                                             Institutional Class share performance and     month-end performance, please call
                                             restated Class A share performance (for       800-451-4246 or visit AIMinvestments.com.
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value and reflect the higher Rule 12b-1
                                             fees applicable to Class A shares. Class
                                             A shares' inception date is 11/4/03.
                                             Institutional Class shares would have had
                                             different returns due to differences in
                                             the expense structure of the
                                             Institutional Class.

                                                Had the advisor not waived fees and/or
                                             reimbursed expenses, performance would
                                             have been lower.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         T-END-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over      or expenses you paid for the period. You
                                             the period. Simply divide your account        may use this information to compare the
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600       ongoing costs of investing in the fund
ongoing costs, including management fees;    account value divided by $1,000 = 8.6),       and other funds. To do so, compare this
and other fund expenses. This example is     then multiply the result by the number in     5% hypothetical example with the 5%
intended to help you understand your         the table under the heading entitled          hypothetical examples that appear in the
ongoing costs (in dollars) of investing      "Actual Expenses Paid During Period" to       shareholder reports of the other funds.
in the fund and to compare these costs       estimate the expenses you paid on your
with ongoing costs of investing in other     account during this period.                      Please note that the expenses shown in
mutual funds. The example is based on an                                                   the table are meant to highlight your
investment of $1,000 invested at the         HYPOTHETICAL EXAMPLE FOR                      ongoing costs only. Therefore, the
beginning of the period and held for the     COMPARISON PURPOSES                           hypothetical information is useful in
entire period, May 1, 2004, to October                                                     comparing ongoing costs only, and will
31, 2004.                                    The table below also provides information     not help you determine the relative total
                                             about hypothetical account values and         costs of owning different funds.
ACTUAL EXPENSES                              hypothetical expenses based on the fund's
                                             actual expense ratio and an assumed rate
The table below provides information         of return of 5% per year before expenses,
about actual account values and actual       which is not the fund's actual return.
expenses. You may use the information in     The hypothetical account values and
this table, together with the amount you     expenses may not be used to estimate the
invested, to                                 actual ending account balance

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00            $1,061.60            $8.40             $1,016.99             $8.21

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 6.16% for Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio of 1.62% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com         T-END-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
DOMESTIC COMMON STOCKS-60.01%

APPAREL RETAIL-6.39%

Ross Stores, Inc.                                  95,300   $ 2,503,531
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-5.92%

Liz Claiborne, Inc.                                56,700     2,317,896
=======================================================================

AUTO PARTS & EQUIPMENT-3.11%

Superior Industries International, Inc.            44,700     1,218,969
=======================================================================

EMPLOYMENT SERVICES-5.37%

Manpower Inc.                                      46,500     2,104,125
=======================================================================

HEALTH CARE EQUIPMENT-12.60%

Cytyc Corp.(a)                                     61,800     1,612,362
-----------------------------------------------------------------------
DENTSPLY International Inc.                        33,900     1,763,139
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)            27,124     1,555,833
=======================================================================
                                                              4,931,334
=======================================================================

INSURANCE BROKERS-2.71%

Arthur J. Gallagher & Co.                          37,800     1,062,180
=======================================================================

LEISURE PRODUCTS-4.82%

Polaris Industries Inc.                            31,800     1,887,330
=======================================================================

MANAGED HEALTH CARE-5.06%

WellPoint Health Networks Inc.(a)                  20,300     1,982,498
=======================================================================

PHARMACEUTICALS-3.81%

Endo Pharmaceuticals Holdings Inc.(a)              68,500     1,493,300
=======================================================================

REGIONAL BANKS-5.64%

North Fork Bancorp., Inc.                          50,100     2,209,410
=======================================================================

RESTAURANTS-2.22%

Krispy Kreme Doughnuts, Inc.(a)                    81,900       868,140
=======================================================================

SPECIALTY STORES-1.34%

AutoZone, Inc.(a)                                   6,400       523,584
=======================================================================

STEEL-1.02%

Nucor Corp.                                         9,400       396,962
=======================================================================
    Total Domestic Common Stocks (Cost
      $22,502,881)                                           23,499,259
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------


FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-24.79%

AUSTRALIA-2.26%

Cochlear Ltd. (Health Care Equipment)              47,600   $   883,884
=======================================================================

CANADA-1.12%

Molson Inc.-Class A (Brewers)                      17,000       437,597
=======================================================================

FRANCE-1.45%

Zodiac S.A. (Aerospace & Defense)(b)               14,600       568,529
=======================================================================

GERMANY-3.74%

Hugo Boss A.G.-Pfd. (Apparel, Accessories &
  Luxury Goods)(b)                                 33,300       889,098
-----------------------------------------------------------------------
Medion A.G. (Distributors)(b)                      33,000       573,649
=======================================================================
                                                              1,462,747
=======================================================================

IRELAND-4.29%

Kingspan Group PLC (Building Products)(b)         111,200       877,450
-----------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)             27,900       802,962
=======================================================================
                                                              1,680,412
=======================================================================

JAPAN-2.05%

Nintendo Co., Ltd. (Home Entertainment
  Software)(b)                                      7,100       801,230
=======================================================================

MEXICO-4.46%

Grupo Modelo, S.A. de C.V.-Series C (Brewers)     323,500       829,847
-----------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                              16,700       918,500
=======================================================================
                                                              1,748,347
=======================================================================

NETHERLANDS-2.12%

Fugro N.V.-Dutch Ctfs. (Oil & Gas Equipment &
  Services)(b)                                     10,616       829,178
=======================================================================

SWEDEN-3.30%

Munters A.B. (Industrial Machinery)(b)             31,400       783,176
-----------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(b)                    46,000       509,608
=======================================================================
                                                              1,292,784
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $8,950,640)                             9,704,708
=======================================================================


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES-14.06%

FEDERAL HOME LOAN BANK (FHLB)-14.06%

Unsec. Disc. Notes,
  1.69%, 11/01/04 (Cost $5,507,000)(c)         $5,507,000   $ 5,507,000
=======================================================================
TOTAL INVESTMENTS-98.86% (Cost $36,960,521)                  38,710,967
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.14%                             445,029
=======================================================================
NET ASSETS-100.00%                                          $39,155,996
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Disc.  - Discounted
Pfd.   - Preferred
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at October 31, 2004 was $5,831,918, which represented 15.07% of the Fund's Total Investments. See
    Note 1A.
(c) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost $36,960,521)                    $38,710,967
------------------------------------------------------------------------------
Cash                                                                     1,208
------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                     472,703
------------------------------------------------------------------------------
  Dividends                                                             31,414
------------------------------------------------------------------------------
  Amount due from advisor                                               35,214
------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans        1,882
------------------------------------------------------------------------------
Other assets                                                            55,308
==============================================================================
     Total assets                                                   39,308,696
______________________________________________________________________________
==============================================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                                                37,371
------------------------------------------------------------------------------
  Foreign currency contracts outstanding                                34,968
------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                     1,881
------------------------------------------------------------------------------
Accrued distribution fees                                               14,686
------------------------------------------------------------------------------
Accrued trustees' fees                                                   1,091
------------------------------------------------------------------------------
Accrued transfer agent fees                                              7,943
------------------------------------------------------------------------------
Accrued operating expenses                                              54,760
==============================================================================
     Total liabilities                                                 152,700
==============================================================================
Net assets applicable to shares outstanding                        $39,155,996
______________________________________________________________________________
==============================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                      $37,474,318
------------------------------------------------------------------------------
Undistributed net investment income                                     33,045
------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment
  securities, foreign currencies and foreign currency contracts        (67,136)
------------------------------------------------------------------------------
Unrealized appreciation of investment securities, foreign
  currencies and foreign currency contracts                          1,715,769
==============================================================================
                                                                   $39,155,996
______________________________________________________________________________
==============================================================================


NET ASSETS:

Class A                                                            $24,995,705
______________________________________________________________________________
==============================================================================
Class B                                                            $ 6,403,234
______________________________________________________________________________
==============================================================================
Class C                                                            $ 5,943,642
______________________________________________________________________________
==============================================================================
Class R                                                            $    34,463
______________________________________________________________________________
==============================================================================
Institutional Class                                                $ 1,778,952
______________________________________________________________________________
==============================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED NUMBER
  OF SHARES AUTHORIZED:

Class A                                                              2,168,034
______________________________________________________________________________
==============================================================================
Class B                                                                558,488
______________________________________________________________________________
==============================================================================
Class C                                                                518,407
______________________________________________________________________________
==============================================================================
Class R                                                                  2,994
______________________________________________________________________________
==============================================================================
Institutional Class                                                    154,078
______________________________________________________________________________
==============================================================================
Class A:
  Net asset value per share                                        $     11.53
------------------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.53divided by 94.50%)                  $     12.20
______________________________________________________________________________
==============================================================================
Class B:
  Net asset value and offering price per share                     $     11.47
______________________________________________________________________________
==============================================================================
Class C:
  Net asset value and offering price per share                     $     11.47
______________________________________________________________________________
==============================================================================
Class R:
  Net asset value and offering price per share                     $     11.51
______________________________________________________________________________
==============================================================================
Institutional Class:
  Net asset value and offering price per share                     $     11.55
______________________________________________________________________________
==============================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the period November 4, 2003 (date operations commenced) through October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $5,137)          $  169,382
------------------------------------------------------------------------
Interest                                                          28,712
========================================================================
     Total investment income                                     198,094
========================================================================


EXPENSES:

Advisory fees                                                    104,953
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    32,625
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         28,445
------------------------------------------------------------------------
  Class B                                                         26,731
------------------------------------------------------------------------
  Class C                                                         19,309
------------------------------------------------------------------------
  Class R                                                             38
------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                         4,791
------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           110
------------------------------------------------------------------------
Trustees' fees and retirement benefits                            11,929
------------------------------------------------------------------------
Registration and filing fees                                      55,959
------------------------------------------------------------------------
Professional fees                                                 58,177
------------------------------------------------------------------------
Other                                                             31,843
========================================================================
     Total expenses                                              424,910
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (133,777)
========================================================================
     Net expenses                                                291,133
========================================================================
Net investment income (loss)                                     (93,039)
========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                           34,618
------------------------------------------------------------------------
  Foreign currencies                                              (6,591)
========================================================================
                                                                  28,027
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        1,750,446
------------------------------------------------------------------------
  Foreign currencies                                                 291
------------------------------------------------------------------------
  Foreign currency contracts                                     (34,968)
========================================================================
                                                               1,715,769
========================================================================
Net gain from investment securities, foreign currencies and
  foreign currency contracts                                   1,743,796
========================================================================
Net increase in net assets resulting from operations          $1,650,757
________________________________________________________________________
========================================================================


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period November 4, 2003 (date operations commenced) through October 31, 2004

                                                                OCTOBER 31,
                                                                   2004
---------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                  $   (93,039)
---------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                       28,027
---------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and foreign currency
    contracts                                                     1,715,769
===========================================================================
    Net increase in net assets resulting from operations          1,650,757
===========================================================================
Share transactions-net:
  Class A                                                        23,942,293
---------------------------------------------------------------------------
  Class B                                                         6,102,509
---------------------------------------------------------------------------
  Class C                                                         5,729,384
---------------------------------------------------------------------------
  Class R                                                            33,159
---------------------------------------------------------------------------
  Institutional Class                                             1,697,894
===========================================================================
    Net increase in net assets resulting from share
     transactions                                                37,505,239
===========================================================================
    Net increase in net assets                                   39,155,996
===========================================================================

NET ASSETS:

  Beginning of period                                                    --
===========================================================================
  End of period (including undistributed net investment
    income of $33,045)                                          $39,155,996
___________________________________________________________________________
===========================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Trimark Endeavor Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations on November 4, 2003.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 2.00%, 2.65%, 2.65%, 2.15% and 1.65% of average daily net assets, respectively, through October 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period November 4, 2003 (date operations commenced) through October 31, 2004, AIM waived fees of $104,953 and reimbursed expenses of $26,327. Under the terms of a master sub-advisory agreement between AIM and AIM Funds Management Inc. ("AIM Funds Management"), AIM pays AIM Funds Management 40% of the amount paid by the Fund to AIM.

    For the period November 4, 2003 (date operations commenced) through October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $2,155 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 4, 2003 (date operations commenced) through October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the period November 4, 2003 (date operations commenced) through October 31, 2004, the Fund paid AISI $4,791 for Class A, Class B, Class C and Class R shares and $110 for Institutional Class shares. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period November 4, 2003 (date operations commenced) through October 31, 2004, the Class A, Class B, Class C and Class R shares paid $28,445, $26,731, $19,309 and $38, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period November 4, 2003 (date operations commenced) through October 31, 2004, AIM Distributors advised the Fund that it retained $26,908 in front-end sales commissions from the sale of Class A shares and $215, $4,905, $532 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the period November 4, 2003 (date operations commenced) through October 31, 2004, the Fund received credits in transfer agency fees of $176 and credits in custodian fees of $166 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $342.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the period November 4, 2003 (date operations commenced) through October 31, 2004, the Fund paid legal fees of $2,484 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the period November 4, 2003 (date operations commenced) through October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--FOREIGN CURRENCY CONTRACTS

                 OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
--------------------------------------------------------------------------------
                                CONTRACT TO                         UNREALIZED
SETTLEMENT                  --------------------                   APPRECIATION
   DATE        CURRENCY     DELIVER     RECEIVE       VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
01/12/05         EUR*       $ 79,170    $100,000     $101,296        $ (1,296)
--------------------------------------------------------------------------------
04/14/05         EUR*        416,910    500,000       533,672         (33,672)
================================================================================
                            $496,080    $600,000     $634,968        $(34,968)
________________________________________________________________________________
================================================================================

* EUR -- Euro

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the period November 4, 2003 (date operations commenced) through October 31, 2004.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments                             $  1,683,600
-------------------------------------------------------------------------------
Temporary book/tax differences                                           (1,922)
-------------------------------------------------------------------------------
Shares of beneficial interest                                        37,474,318
===============================================================================
Total net assets                                                   $ 39,155,996
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the tax recognition of unrealized losses on certain forward contracts. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $291.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation expenses.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the period November 4, 2003 (date operations commenced) through October 31, 2004 was $35,861,737 and $4,442,834, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $ 2,965,661
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (1,282,352)
===============================================================================
Net unrealized appreciation of investment securities              $ 1,683,309
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $37,027,658.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of organizational expenses, foreign currency transactions and net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $126,084, undistributed net realized gains (losses) decreased by $95,163 and shares of beneficial interest decreased by $30,921. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                       CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------
                                                          NOVEMBER 4, 2003
                                                          (DATE OPERATIONS
                                                             COMMENCED)
                                                              THROUGH
                                                          OCTOBER 31, 2004
                                                      ------------------------
                                                       SHARES        AMOUNT
------------------------------------------------------------------------------
Sold:
  Class A                                             2,289,460    $25,304,459
------------------------------------------------------------------------------
  Class B                                               638,445      6,985,762
------------------------------------------------------------------------------
  Class C                                               563,891      6,235,662
------------------------------------------------------------------------------
  Class R(b)                                              3,090         34,259
------------------------------------------------------------------------------
  Institutional Class(b)                                159,465      1,758,356
==============================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                 3,316         36,925
------------------------------------------------------------------------------
  Class B                                                (3,331)       (36,925)
==============================================================================
Reacquired:
  Class A                                              (124,742)    (1,399,091)
------------------------------------------------------------------------------
  Class B                                               (76,626)      (846,328)
------------------------------------------------------------------------------
  Class C                                               (45,484)      (506,278)
------------------------------------------------------------------------------
  Class R(b)                                                (96)        (1,100)
------------------------------------------------------------------------------
  Institutional Class(b)                                 (5,387)       (60,462)
==============================================================================
                                                      3,402,001    $37,505,239
______________________________________________________________________________
==============================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 24% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder are also owned beneficially.
(b) Class R shares and Institutional Class shares commenced sales on April 30, 2004.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                    CLASS A
                                                                ----------------
                                                                NOVEMBER 4, 2003
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                      2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.05)(a)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               1.58
================================================================================
    Total from investment operations                                   1.53
================================================================================
Net asset value, end of period                                      $ 11.53
________________________________________________________________________________
================================================================================
Total return(b)                                                       15.30%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $24,996
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       2.00%(c)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    3.02%(c)
================================================================================
Ratio of net investment income (loss) to average net assets           (0.49)%
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                               35%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $8,194,237.
(d)  Not annualized for periods less than one year.

                                                                    CLASS B
                                                                ----------------
                                                                NOVEMBER 4, 2003
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                      2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.13)(a)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               1.60
================================================================================
    Total from investment operations                                   1.47
================================================================================
Net asset value, end of period                                       $11.47
________________________________________________________________________________
================================================================================
Total return(b)                                                       14.70%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $6,403
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       2.65%(c)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    3.67%(c)
================================================================================
Ratio of net investment income (loss) to average net assets           (1.14)%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                               35%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,695,175.
(d)  Not annualized for periods less than one year.

                                                                  CLASS C
                                                              ----------------
                                                              NOVEMBER 4, 2003
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                OCTOBER 31,
                                                                    2004
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.00
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.13)(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             1.60
==============================================================================
    Total from investment operations                                 1.47
==============================================================================
Net asset value, end of period                                     $11.47
______________________________________________________________________________
==============================================================================
Total return(b)                                                     14.70%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,944
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.65%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  3.67%(c)
==============================================================================
Ratio of net investment income (loss) to average net assets         (1.14)%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                             35%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,946,841.
(d)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.88
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.04)(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.67
==============================================================================
    Total from investment operations                                  0.63
==============================================================================
Net asset value, end of period                                      $11.51
______________________________________________________________________________
==============================================================================
Total return(b)                                                       5.79%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   34
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.15%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   3.17%(c)
==============================================================================
Ratio of net investment income (loss) to average net assets          (0.64)%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                              35%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $14,900.
(d)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                 OCTOBER 31, 2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.88
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.01)(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.68
===================================================================================
    Total from investment operations                                    0.67
===================================================================================
Net asset value, end of period                                        $11.55
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         6.16%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $1,779
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.62%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     2.64%(c)
===================================================================================
Ratio of net investment income (loss) to average net assets            (0.11)%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                35%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $752,987.
(d)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee

Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Trimark Endeavor Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Trimark Endeavor Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period November 4, 2003 (date operations commenced) through October 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 20, 2004
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1998             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     2001             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          1987             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2001             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      2001             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           2001             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                                  HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          2001               Partner, law firm of Kramer Levin Naftalis and       Cortland Trust, Inc.
  Trustee                                             Frankel LLP                                          (registered investment
                                                                                                           company)
---------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          2003               Chairman, Lawsuit Resolution Services (California)   General Chemical
  Trustee                                                                                                  Group, Inc.
                                                      Formerly: Associate Justice of the California
                                                      Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       2001               Formerly: Chief Executive Officer, YWCA of the USA   None
  Trustee
---------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         2001               Partner, law firm of Pennock & Cooper                None
  Trustee
---------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          1987               Retired                                              None
  Trustee
---------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           2001               Executive Vice President, Development and            None
  Trustee                                             Operations, Hines Interests Limited Partnership
                                                      (real estate development company)
---------------------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               2003               Retired                                              None
  Trustee
---------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959      2004               Senior Vice President, A I M Management Group Inc.   N/A
  Senior Vice President and                           (financial services holding company); Senior Vice
  Chief Compliance Officer                            President and Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital Management, Inc.
                                                      and A I M Distributors, Inc.; and Vice President,
                                                      AIM Investment Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and Compliance
                                                      Director, Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          2003               Director, Senior Vice President, Secretary and       N/A
  Senior Vice President,                              General Counsel, A I M Management Group Inc.
  Secretary and Chief Legal                           (financial services holding company) and A I M
  Officer                                             Advisors, Inc.; Director and Vice President,
                                                      INVESCO Distributors, Inc.; Vice President, A I M
                                                      Capital Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President and
                                                      General Counsel, Fund Management Company and
                                                      Senior Vice President, A I M Distributions, Inc.
                                                      Formerly: Senior Vice President and General
                                                      Counsel, Liberty Financial Companies, Inc.; Senior
                                                      Vice President and General Counsel, Liberty Funds
                                                      Group, LLC and Vice President, A I M Distributors,
                                                      Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           2002               Managing Director and Director of Money Market       N/A
  Vice President                                      Research and Special Projects, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        2004               Vice President and Fund Treasurer, A I M Advisors,   N/A
  Vice President and Treasurer                        Inc.
                                                      Formerly: Senior Vice President, AIM Investment
                                                      Services, Inc.; and Vice President, A I M
                                                      Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        2004               Director of Cash Management, Managing Director and   N/A
  Vice President                                      Chief Cash Management Officer, A I M Capital
                                                      Management, Inc; Director and President, Fund
                                                      Management Company; and Vice President, A I M
                                                      Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          2002               Executive Vice President, A I M Management Group,    N/A
  Vice President                                      Inc.; Senior Vice President, A I M Advisors, Inc.,
                                                      and President, Director of Investments, Chief
                                                      Executive Officer and Chief Investment Officer,
                                                      A I M Capital Management, Inc.
                                                      Formerly: Director of A I M Advisors, Inc. and
                                                      A I M Management Group Inc., A I M Advisors, Inc.;
                                                      and Director and Chairman, A I M Capital
                                                      Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS              SUB-ADVISOR
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   PricewaterhouseCoopers AIM Funds
Suite 100               11 Greenway Plaza        Inc.                  LLP                   Management, Inc.
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1201 Louisiana        5140 Yonge Street
                        Houston, TX 77046-1173   Suite 100             Street                Suite 900
                                                 Houston, TX           Suite 2900            Toronto, Ontario M2N
                                                 77046-1173            Houston, Texas        6X7
                                                                       77002-5678
COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

         DOMESTIC EQUITY                          INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                    AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)          AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                   AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                      AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                       AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)       AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)   AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund               Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                 TAX-FREE
AIM Large Cap Basic Value Fund                          SECTOR EQUITY
AIM Large Cap Growth Fund                                                                AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)       AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                          AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)              AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)               AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                         AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                    AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                        AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ======================================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
AIM Total Return Fund*(1)                    THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
AIM Trimark Endeavor Fund                    ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ======================================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

  If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.


AIMinvestments.com                 T-END-AR-1             AIM Distributors, Inc.


                                  YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------------------
Mutual Retirement  Annuities  College  Separately  Offshore  Alternative  Cash          [AIM INVESTMENTS LOGO APPEARS HERE]
Funds  Products               Savings  Managed     Products  Investments  Management         --Registered Trademark--
                              Plans    Accounts
------------------------------------------------------------------------------------

                                                                AIM TRIMARK FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM TRIMARK FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          o The unmanaged Standard & Poor's             The fund files its complete schedule of
                                             Composite Index of 500 Stocks (the S&P        portfolio holdings with the Securities
o Class B shares are not available as an     500--Registered Trademark-- Index) is an      and Exchange Commission ("SEC") for the
investment for retirement plans              index of common stocks frequently used        1st and 3rd quarters of each fiscal year
maintained pursuant to Section 401 of        as a general measure of U.S. stock            on Form N-Q. The fund's Form N-Q filings
the Internal Revenue Code, including         market performance.                           are available on the SEC's Web site at
401(k) plans, money purchase pension                                                       http://www.sec.gov. Copies of the fund's
plans and profit sharing plans. Plans        o The fund is not managed to track the        Forms N-Q may be reviewed and copied at
that have existing accounts invested in      performance of any particular index,          the SEC's Public Reference Room at 450
Class B shares will continue to be           including the indexes defined here, and       Fifth Street, N.W., Washington, D.C.
allowed to make additional purchases.        consequently, the performance of the          20549-0102. You can obtain information
                                             fund may deviate significantly from the       on the operation of the Public Reference
o Class R shares are available only to       performance of the indexes.                   Room, including information about
certain retirement plans. Please see the                                                   duplicating fee charges, by calling
prospectus for more information.             o A direct investment cannot be made in       1-202-942-8090 or by electronic request
                                             an index. Unless otherwise indicated,         at the following e-mail address:
PRINCIPAL RISKS OF INVESTING IN THE FUND     index results include reinvested              publicinfo@sec.gov. The SEC file numbers
                                             dividends, and they do not reflect sales      for the fund are 811-05426 and 33-19338.
o International investing presents           charges. Performance of an index of           The fund's most recent portfolio
certain risks not associated with            funds reflects fund expenses.                 holdings, as filed on Form N-Q, are also
investing solely in the United States.       Performance of a market index does not.       available at AIMinvestments.com.
These include risks relating to
fluctuations in the value of the U.S.        OTHER INFORMATION                             A description of the policies and
dollar relative to the values of other                                                     procedures that the Fund uses to
currencies, the custody arrangements         o The returns shown in the Management's       determine how to vote proxies relating
made for the fund's foreign holdings,        Discussion of Fund Performance are based      to portfolio securities is available
differences in accounting, political         on net asset values calculated for            without charge, upon request, by calling
risks and the lesser degree of public        shareholder transactions. Generally           800-959-4246, or on the AIM Web site,
information required to be provided by       accepted accounting principles require        AIMinvestments.com. Scroll down on the
non-U.S. companies.                          adjustments to be made to the net assets      home page and click on AIM Funds or
                                             of the fund at period end for financial       INVESCO Funds Proxy Voting Policies.
o By concentrating on a small number of      reporting purposes, and as such, the net
holdings, the fund carries greater risk      asset values for shareholder                  Information regarding how the fund voted
because each investment has a greater        transactions and the returns based on         proxies related to its portfolio
effect on the fund's overall                 those net asset values may differ from        securities during the 12 months ended
performance.                                 the net asset values and returns              6/30/04 is available at our Web site. Go
                                             reported in the Financial Highlights.         to AIMinvestments.com, click on About
ABOUT INDEXES USED IN THIS REPORT                                                          Us, then on Required Notices and then
                                             o Industry classifications used in this       select your fund from the drop-down
o The unmanaged MSCI World Index is a        report are generally according to the         menu.
group of global securities tracked by        Global Industry Classification Standard,
Morgan Stanley Capital International.        which was developed by and is the
                                             exclusive property and a service mark of
o The unmanaged Lipper Global Fund Index     Morgan Stanley Capital International
represents an average of the performance     Inc. and Standard & Poor's.
of global funds tracked by Lipper, Inc.,
an independent mutual fund performance
monitor.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
                    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
                    trustee who is not an officer of the fund's investment
                    advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
ROBERT H. GRAHAM    Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
                    Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those
[PHOTO OF           funds since 1978. Mr. Crockett has more than 30 years of
MARK H.             experience in finance and general management and has been
WILLIAMSON]         Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARK H.             MARKET CONDITIONS DURING THE FISCAL YEAR
WILLIAMSON
                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004.
                    Domestically, the S&P 500 Index was up 9.41% for the year.
                    Globally, the MSCI World Index advanced more than 13%.
                    However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P
                    500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

[PHOTO OF              While it is agreeable to report positive market
BRUCE L.            performance for the year covered by this report, as ever, we
CROCKETT]           encourage our shareholders to look past short-term
                    performance and focus on their long-term investment goals.
                    Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term,
                    equities have produced very attractive returns. For the
                    25-year period ended October 31, 2004, the S&P 500 Index
                    averaged 13.50% growth per year and the MSCI World Index
                    averaged 11.16%. While past performance cannot guarantee
                    future results, we believe staying invested for the long
BRUCE L. CROCKETT   term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM               /s/ MARK H. WILLIAMSON
                    --------------------------         ----------------------
                    Robert H. Graham                   Mark H. Williamson
                    Chairman, AIM Investments          CEO & President,
                    President & Vice Chairman,         AIM Investments
                    AIM Funds                          Trustee, AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND UNDERPERFORMED BENCHMARKS AMID                                                        Trimark discipline, which avoids timing
RISING OIL PRICES                                                                          the short-term ups and downs of
                                                                                           commodity cycles and instead remains
AIM Trimark Fund launched on November 4,     the effect rising commodity and energy        focused on buying businesses with the
2003. For the annual reporting period        prices might have on a maturing economic      strongest and most sustainable long-term
ended October 31, 2004, Class A shares       recovery. In addition, a moderation of        outlooks.
of AIM Trimark Fund returned 3.80% at        what had been generally strong levels of
net asset value. PERFORMANCE SHOWN AT        consumer confidence and manufacturing            Our discussion of the fund's lack of
NAV DOES NOT INCLUDE FRONT-END SALES         activity served to validate growing           energy exposure provides a good context
CHARGES, WHICH WOULD HAVE REDUCED THE        investor concerns.                            for examining other key drivers of fund
PERFORMANCE. Results for other share                                                       performance during the period. As you
classes are shown in the table on page          With the price of oil rising sharply       may have noted, our investment strategy
3. The fund underperformed its               during the period, it came as no              has resulted in a relatively focused
benchmarks, the MSCI World Index and the     surprise that energy was the market's         group of business holdings that has
Lipper Global Fund Index, which returned     best-performing sector in the MSCI World      little in common with the composition of
13.25% and 12.86%, respectively, for the     Index for the year. Utilities and             the fund's benchmarks and peers. As a
one-year period ended October 31, 2004.      telecommunications also had strong            result, it may sometimes appear that the
                                             performances during the period. We            fund's relative sector weights
   The fund's underperformance is linked     recognize that the fund's dearth of           significantly influenced performance
to its lack of exposure to energy,           energy companies may be surprising to         during any short-term period, just as
utilities and telecommunication              some, given the recent strength in oil        energy has in the most recent period.
services, which were the best-performing     prices. Therefore we would like to take       However, because we focus on businesses
sectors of the MSCI World Index. The         the opportunity to relate this key theme      rather than sectors, we believe the
fund did not hold energy companies           from the reporting period to our              fund's long-term performance will
because they do not fit our investment       application of the Trimark discipline.        instead be dictated by how successful we
discipline.                                                                                have or have not been in investing in
                                                In our opinion, energy companies           individual businesses. If one were to
MARKET CONDITIONS AND CURRENT PERIOD         often lack pricing power to deliver           broadly categorize the individual
ANALYSIS                                     compelling returns. Energy companies are      businesses that contributed most to
                                             subject to strong competition from many       performance during the period, many came
The global market environment during the     worldwide firms, and a business with          from the financials, health care and
period was mixed yet positive overall        significant access to capital could           consumer staples sectors. Select
for equities. The first half of the          establish competing oil production            detractors from performance came from
period was characterized by an extension     operations. Once these operations were        consumer discretionary, as well as in
of the market rally that predominated        up and running, the company would have        several holdings across disparate
much of 2003 when investors embraced         no control over the price, which can          industries.
evidence of stronger economic growth. As     often times be set by a small group of
the year progressed, this buoyancy gave      nations that comprises the Organization          Specifically in health care, Amersham
way to some trepidation, as investors        of Petroleum Exporting Countries (OPEC).      was among the strongest contributors to
began to fret over                           These characteristics run in direct           fund performance. Our investment in this
                                             contrast to the                               bioscience company is an excellent
                                                                                           example of the Trimark discipline at
                                                                                           work. We initially developed our
                                                                                           proprietary view on Amersham


===================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
By country
              [PIE CHART]                     1. WPP Group PLC (United Kingdom)  4.5%       1. Publishing                      6.0%

United Kingdom                     18.2%      2. American Express Co.            4.1        2. Construction Materials          5.7

Mexico                              5.9%      3. Reed Elsevier PLC                          3. Advertising                     4.5
                                                 (United Kingdom)                4.0
Japan                               4.8%                                                    4. Broadcasting & Cable TV         4.1
                                              4. Cemex SA de C.V.-ADR (Mexico)   3.4
Ireland                             4.0%                                                    5. Consumer Finance                4.1
                                              5. Harrah's Entertainment, Inc.    3.3
Italy                               2.1%                                                    6. Casinos & Gaming                3.4
                                              6. Canon Inc. (Japan)              3.3
Netherlands                         2.0%                                                    7. Office Electronics              3.3
                                              7. Oracle Corp.                    3.1
Other Countries                     1.3%                                                    8. Specialty Chemicals             3.1
                                              8. Anthem, Inc.                    2.9
U.S. Governement Agencies Plus                                                              9. Systems Software                3.1
Other Assets Less Liabilities       6.3%      9. State Street Corp.              2.9
                                                                                           10. Employment Services             3.0
United States                      55.4%     10. RadioShack Corp.                2.8

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding U.S. Government Agency Securities.

===================================================================================================================================

as many other investors focused on           as opposed to a short-term stock trade.       there were 41 equity holdings in your
troubles at one of the company's smaller     We therefore attempted to ignore much of      fund, and each one was purchased in
business units. As the market punished       the short-term news that had little           accordance to the five core principles
the company's stock price, we solidified     impact on an investment's long-term           of the Trimark discipline: 1) Know the
our view that Amersham was undervalued       return potential. Instead, we focused on      business inside and out, 2) Focus on the
relative to its intrinsic value. Unlike      conducting our own in-depth, independent      business' management, 3) Wait for the
prevailing market sentiment, we believed     research to identify high-quality global      right price, 4) Form a proprietary view
the market was undervaluing the              businesses that have understandable           and 5) Maintain patience and long-term
company's largest and most profitable        business models, strong management and        focus. We appreciate your continued
revenue source, the manufacture and          leading industry positions that are very      investment in AIM Trimark Fund.
distribution of contrast agents for          difficult for competitors to encroach
X-rays. In April 2004, General Electric      upon. We then used our research to            The views and opinions expressed in
recognized the value we saw in Amersham      develop a proprietary view about why we       Management's Discussion of Fund
and purchased the company at a               believe these businesses will grow their      Performance are those of A I M Advisors,
significant premium. Therefore, the fund     value over a period of several years.         Inc. These views and their opinions are
no longer holds Amersham.                                                                  subject to change at any time based on
                                                Consistent with our long-term              factors such as market and economic
   Among the detractors during the period    investment horizon, the fund experienced      conditions. These views and opinions may
was the world's largest caterer, Compass     relatively low turnover during the            not be relied upon as investment advice
Group. Although the company's stock          period. Five businesses were sold from        or recommendations, or as an offer for a
price fell during the period as              the fund, many of which when their            particular security. The information is
investors reacted to what we believed        market price exceeded what we believed        not a complete analysis of every aspect
was a short-term decline in profit           to be their intrinsic value (the value        of any market, country, industry,
margins due to such factors as a             of the businesses that is based on            security or the fund. Statements of fact
change in suppliers, Compass Group           future cash flows, management execution       are from sources considered reliable,
embodied the business characteristics        and business fundamentals). These             but A I M Advisors, Inc. makes no
and long-term growth prospects we look       businesses were replaced by 10 new            representation or warranty as to their
for. At the close of the period, our         investment opportunities that our             completeness or accuracy. Although
long-term proprietary view on Compass        proprietary views suggest have at least       historical performance is no guarantee
saw a company that was uniquely              as strong long-term business prospects,       of future results, these insights may
positioned to take advantage of its size     yet at more attractive market prices.         help you understand our investment
as well as strong growth prospects in        These new businesses included Tesco,          management philosophy.
the catering industry as companies and       Sherwin Williams, Costco, Compass, Clear
institutions increasingly continued to       Channel Communications, GlaxoSmithKline,            See important fund and index
outsource their cafeteria operations.        RyanAir, Weight Watchers, Grupo Televisa           disclosures inside front cover.
Therefore, we continued to hold Compass      and Vedior.
Group at the close of the period.                                                                              TYE BOUSADA
                                             IN CLOSING                                                        Mr. Bousada,
YOUR FUND                                                                                         [BOUSADA     Chartered Financial
                                                We remained focused on growing your               PHOTO]       Analyst, is lead
We describe the Trimark discipline as        capital over the long-term by                                     portfolio manager of
"business people buying businesses" and      consistently applying our investment                              AIM Trimark Fund.
view each investment as a long-term          discipline regardless of the market           Prior to joining AIM Trimark
business investment                          environment. At the close of the period       Investments in 1999, Mr. Bousada worked
                                                                                           as an investment analyst and portfolio
                                                                                           manager. He earned an Honors B.A. in
                                                                                           business administration from The
                                                                                           University of Western Ontario.

                                                                                                               DANA LOVE
                                                                                                               Mr. Love, Chartered
                                                                                                  [LOVE        Financial Analyst,
                                                                                                  PHOTO]       joined AIM Trimark
                                                                                                               Investments in 1999.
                                                                                                               He began his
                                                                                           investment career in 1993. From 1995 to
                                                                                           1997, Mr. Love advised clients on
                                                                                           strategic investment policy and other
                                                                                           portfolio management issues. He is a
                                                                                           Certified Financial Planner and received
                                                                                           a M.S. in finance from the London
                                                                                           Business School in 1998 and a B.A. in
                                                                                           sociology from the University of
                                                                                           Waterloo in 1992.

====================================================================================
FUND VS. INDEXES                             TOTAL NET ASSETS         $18.2 MILLION

Total returns, 11/4/03-10/31/04,
excluding applicable sales charges.
If sales charges were included, returns
would be lower.                              TOTAL NUMBER OF HOLDINGS            41

Class A Shares                   3.80%

Class B Shares                   3.10

Class C Shares                   3.10

Class R Shares                   3.62**

MSCI World Index
(Broad Market and
Style-specific Index)           13.25***

Lipper Global Fund Index
(Peer Group Index)              12.86***

SOURCE: LIPPER, INC.

**Inception date 4/30/04. Returns prior
to 4/30/04 are hypothetical based on
Class A Shares. See explanation, page 5.

***Index data shows a one-year return as of 10/31/04.

====================================================================================            [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           PERFORMANCE RECORD, PLEASE TURN TO
                                                                                           PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

===================================================================================================================================
CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        use this information to compare the
                                             to estimate the expenses that you paid        ongoing costs of investing in the fund
As a shareholder of the fund, you incur      over the period. Simply divide your           and other funds. To do so, compare this
two types of costs: (1) transaction          account value by $1,000 (for example, an      5% hypothetical example with the 5%
costs, which may include sales charges       $8,600 account value divided by $1,000 =      hypothetical examples that appear in the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         shareholder reports of the other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During            Please note that the expenses shown
ongoing costs, including management          Period" to estimate the expenses you          in the table are meant to highlight your
fees; distribution and/or service fees       paid on your account during this period.      ongoing costs only and do not reflect
(12b-1); and other fund expenses. This                                                     any transactional costs, such as sales
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON           charges (loads) on purchase payments,
understand your ongoing costs (in            PURPOSES                                      contingent deferred sales charges on
dollars) of investing in the fund and to                                                   redemptions, and redemption fees, if
compare these costs with ongoing costs       The table below also provides                 any. Therefore, the hypothetical
of investing in other mutual funds. The      information about hypothetical account        information is useful in comparing
example is based on an investment of         values and hypothetical expenses based        ongoing costs only, and will not help
$1,000 invested at the beginning of the      on the fund's actual expense ratio and        you determine the relative total costs
period and held for the entire period,       an assumed rate of return of 5% per year      of owning different funds. In addition,
May 1, 2004 - October 31, 2004.              before expenses, which is not the fund's      if these transactional costs were
                                             actual return. The hypothetical account       included, your costs would have been
ACTUAL EXPENSES                              values and expenses may not be used to        higher.
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may
expenses. You may use the information in
this table,

===================================================================================================================================
                                                  ACTUAL                                   HYPOTHETICAL
                                                                               (5% ANNUAL RETURN BEFORE EXPENSES)

            BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES                 ENDING ACCOUNT      EXPENSES
                  VALUE               VALUE          PAID DURING                    VALUE          PAID DURING
                (5/1/04)           (10/31/04)(1)       PERIOD(2)                 (10/31/04)         PERIOD(2)

  Class A       $1,000.00            $987.60            $11.24                     $1,013.83          $11.39
  Class B        1,000.00             983.80             14.46                      1,010.56           14.66
  Class C        1,000.00             983.80             14.46                      1,010.56           14.66
  Class R        1,000.00             986.70             11.99                      1,013.07           12.14

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was -1.24%, -1.62%, -1.62% and -1.33% for Class A, B, C and R
shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (2.25%, 2.90%,        [ARROW
2.90% and 2.40% for Class A, B, C and R shares, respectively) multiplied by the     BUTTON         For More Information Visit
average account value over the period, multiplied by 184/366 (to reflect the        IMAGE]             AIMinvestments.com
one-half year period).

===================================================================================================================================

LONG-TERM PERFORMANCE

YOUR FUND'S PERFORMANCE

===================================================================================================================================
Below you will find a presentation of        RESULTS OF A $10,000 INVESTMENT
your Past performance cannot guarantee       11/4/03-10/31/04 (Index data from 10/31/03)
comparable future results.
                                                                                 [MOUNTAIN CHART]
   Your fund's total return includes
reinvested distributions, applicable                    AIM TRIMARK      AIM TRIMARK      AIM TRIMARK
sales charges, fund expenses and                            FUND             FUND            FUND         LIPPER GLOBAL  MSCI WORLD
management fees. Results for Class B            DATE   CLASS A SHARES   CLASS B SHARES   CLASS C SHARES    FUND INDEX       INDEX
shares are calculated as if a
hypothetical shareholder had liquidated      11/4/2003      9450            10000            10000           10000            10000
his entire investment in the fund at the         11/03      9545            10090            10090           10186            10151
close of the reporting period and paid           12/03      9809            10369            10369           10800            10787
the applicable contingent deferred sales          1/04      9950            10509            10509           11027            10960
charges. Index results include                    2/04     10054            10620            10620           11262            11144
reinvested dividends, but they do not             3/04      9997            10560            10560           11214            11070
reflect sales charges. Performance of an          4/04      9931            10480            10480           10924            10843
index of funds reflects fund expenses             5/04      9940            10480            10480           10961            10934
and management fees; performance of a             6/04     10158            10710            10710           11146            11167
market index does not. Performance shown          7/04      9629            10140            10140           10729            10802
in the chart does not reflect deduction           8/04      9544            10039            10039           10735            10849
of taxes a shareholder would pay on fund          9/04      9723            10229            10229           11022            11055
distributions or sale of fund shares.            10/04      9811             9810            10210           11286            11325
Performance of the indexes does not
reflect the effects of taxes.                                                                                  Source: Lipper, Inc.


                                             Class R shares' inception date is             Class B shares declines from 5%
CUMULATIVE TOTAL RETURNS*                    4/30/04. Returns since that date are          beginning at the time of purchase to 0%
                                             historical returns. All other returns         at the beginning of the seventh year.
As of 10/31/04, including applicable         are blended returns of historical Class       The CDSC on Class C shares is 1% for the
sales charges                                R share performance and restated Class A      first year after purchase. Class R
                                             share performance (for periods prior to       shares do not have a front-end sales
CLASS A SHARES                               the inception date of Class R shares) at      charge; returns shown are at net asset
Inception (11/4/03)                -1.89%    net asset value, adjusted to reflect the      value and do not reflect a 0.75% CDSC
                                             higher Rule 12b-1 fees applicable to          that may be imposed on a total
CLASS B SHARES                               Class R shares. Class A shares'               redemption of retirement plan assets
Inception (11/4/03)                -1.90%    inception date is 11/4/03.                    within the first year.

CLASS C SHARES                                  The performance data quoted represent         The performance of the fund's share
Inception (11/4/03)                 2.10%    past performance and cannot guarantee         classes will differ due to different
                                             comparable future results; current            sales charge structures and class
CLASS R SHARES                               performance may be lower or higher.           expenses.
Inception                           3.62%    Please visit AIMinvestments.com for the
                                             most recent month-end performance.               Had the advisor not waived fees
In addition to returns as of the close       Performance figures reflect reinvested        and/or reimbursed expenses, performance
of the fiscal year, industry regulations     distributions, changes in net asset           would have been lower.
require us to provide cumulative total       value and the effect of the maximum
returns as of 9/30/04, the most recent       sales charge unless otherwise stated.            A redemption fee of 2% will be
calendar quarter-end.                        Investment return and principal value         imposed on certain redemptions or
                                             will fluctuate so that you may have a         exchanges out of the fund within 30 days
CUMULATIVE TOTAL RETURNS*                    gain or loss when you sell shares.            of purchase. Exceptions to the
                                                                                           redemption fee are listed in the fund's
As of 9/30/04, most recent calendar             Class A share performance reflects         prospectus.
                                             the maximum 5.50% sales charge, and
quarter-end, including applicable            Class B and Class C share performance
sales charges                                reflects the applicable contingent
                                             deferred sales charge (CDSC) for the
CLASS A SHARES                               period involved. The CDSC on
Inception (11/4/03)                -2.74%

CLASS B SHARES
Inception (11/4/03)                -2.70%

CLASS C SHARES
Inception (11/4/03)                 1.30%

CLASS R SHARES
Inception                           2.72%

*Returns have not been annualized.

===================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM TRIMARK FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Institutional Class shares have no sales
                                             TOTAL RETURN                                  charge; therefore, performance is at net
The following information has been           For periods ended 10/31/04                    asset value. Performance of Institutional
prepared to provide Institutional Class      Inception                          4.00%*     Class shares will differ from performance
shareholders with a performance overview     * Cumulative total return that has not        of other share classes due to differing
specific to their holdings. Institutional      been annualized                             sales charges and class expenses.
Class shares are offered exclusively to
institutional investors, including           =========================================        Please note that past performance is
defined contribution plans that meet         TOTAL RETURN                                  not indicative of future results. More
certain criteria.                            For periods ended 9/30/04                     recent returns may be more or less than
                                             Inception                          3.00%*     those shown. All returns assume
                                             * Cumulative total return that has not        reinvestment of distributions at net
                                               been annualized                             asset value. Investment return and
                                                                                           principal value will fluctuate so your
                                             =========================================     shares, when redeemed, may be worth more
                                                                                           or less than their original cost. See
                                             Institutional Class shares' inception         full report for information on
                                             date is 4/30/04. Returns since that date      comparative benchmarks. Please consult
                                             are historical returns. All other returns     your fund prospectus for more
                                             are blended returns of historical             information. For the most current
                                             Institutional Class share performance and     month-end performance, please call
                                             restated Class A share performance (for       800-451-4246 or visit AIMinvestments.com.
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value and reflect the higher Rule 12b-1
                                             fees applicable to Class A shares. Class
                                             A shares' inception date is 11/4/03.
                                             Institutional Class shares would have had
                                             different returns due to differences in
                                             the expense structure of the
                                             Institutional Class.

                                                Had the advisor not waived fees and/or
                                             reimbursed expenses, performance would
                                             have been lower.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         T-TRI-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      period. Simply divide your account value      You may use this information to compare
                                             by $1,000 (for example, an $8,600 account     the ongoing costs of investing in the
As a shareholder of the fund, you incur      value divided by $1,000 = 8.6), then          fund and other funds. To do so, compare
ongoing costs, including management fees;    multiply the result by the number in the      this 5% hypothetical example with the 5%
and other fund expenses. This example is     table under the heading entitled "Actual      hypothetical examples that appear in the
intended to help you understand your         Expenses Paid During Period" to estimate      shareholder reports of the other funds.
ongoing costs (in dollars) of investing      the expenses you paid on your account
in the fund and to compare these costs       during this period.                              Please note that the expenses shown in
with ongoing costs of investing in other                                                   the table are meant to highlight your
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                      ongoing costs only. Therefore, the
investment of $1,000 invested at the         COMPARISON PURPOSES                           hypothetical information is useful in
beginning of the period and held for the                                                   comparing ongoing costs only, and will
entire period, May 1, 2004, to October       The table below also provides information     not help you determine the relative total
31, 2004.                                    about hypothetical account values and         costs of owning different funds.
                                             hypothetical expenses based on the fund's
ACTUAL EXPENSES                              actual expense ratio and an assumed rate
                                             of return of 5% per year before expenses,
The table below provides information         which is not the fund's actual return.
about actual account values and actual       The hypothetical account values and
expenses. You may use the information in     expenses may not be used to estimate the
this table, together with the amount you     actual ending account balance or expenses
invested, to estimate the expenses that      you paid for the period.
you paid over the

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00             $989.50             $9.50             $1,015.58             $9.63

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was -1.05% for the Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio, 1.90% for the Institutional Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com         T-TRI-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-55.35%

ASSET MANAGEMENT & CUSTODY BANKS-2.88%

State Street Corp.                                 11,600   $   522,580
=======================================================================

BROADCASTING & CABLE TV-2.63%

Clear Channel Communications, Inc.                 14,300       477,620
=======================================================================

CASINOS & GAMING-3.35%

Harrah's Entertainment, Inc.                       10,400       608,608
=======================================================================

COMPUTER & ELECTRONICS RETAIL-2.82%

RadioShack Corp.                                   17,100       511,803
=======================================================================

CONSTRUCTION MATERIALS-2.27%

Vulcan Materials Co.                                8,300       413,174
=======================================================================

CONSUMER FINANCE-4.09%

American Express Co.                               14,000       742,980
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.29%

Sabre Holdings Corp.-Class A                       10,900       234,459
=======================================================================

DIVERSIFIED CHEMICALS-1.96%

Engelhard Corp.                                    12,600       356,580
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-1.98%

Molex Inc.-Class A                                 14,000       360,080
=======================================================================

EMPLOYMENT SERVICES-1.00%

Manpower Inc.                                       4,000       181,000
=======================================================================

HEALTH CARE SERVICES-2.59%

IMS Health Inc.                                    22,200       470,196
=======================================================================

HOME IMPROVEMENT RETAIL-2.54%

Sherwin-Williams Co. (The)                         10,800       461,376
=======================================================================

HYPERMARKETS & SUPER CENTERS-2.03%

Costco Wholesale Corp.                              7,700       369,138
=======================================================================

INTERNET RETAIL-2.39%

IAC/InterActiveCorp(a)                             20,100       434,562
=======================================================================

MANAGED HEALTH CARE-2.92%

Anthem, Inc.(a)                                     6,600       530,640
=======================================================================

MOVIES & ENTERTAINMENT-2.08%

Walt Disney Co. (The)                              15,000       378,300
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.73%

Progressive Corp. (The)                             5,300       495,815
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------


PUBLISHING-1.99%

Meredith Corp.                                      7,400   $   362,600
=======================================================================

REAL ESTATE-2.31%

Equity Residential                                 12,600       420,210
=======================================================================

SPECIALIZED FINANCE-1.75%

Moody's Corp.                                       4,100       319,021
=======================================================================

SPECIALTY CHEMICALS-2.39%

Sigma-Aldrich Corp.                                 7,800       433,992
=======================================================================

SPECIALTY STORES-1.07%

Weight Watchers International, Inc.(a)              5,400       193,968
=======================================================================

SYSTEMS SOFTWARE-3.10%

Oracle Corp.(a)                                    44,500       563,370
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-1.19%

W.W. Grainger, Inc.                                 3,700       216,783
=======================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $9,916,860)                     10,058,855
=======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-38.31%

DENMARK-0.71%

Novozymes A.S.-Class B (Specialty
  Chemicals)(b)                                     2,900       129,547
=======================================================================

FRANCE-0.62%

Societe BIC S.A. (Office Services &
  Supplies)(b)                                      2,400       112,086
=======================================================================

IRELAND-3.95%

Kerry Group PLC-Class A (Packaged Foods &
  Meats)(b)                                        20,900       470,607
-----------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)              8,600       247,508
=======================================================================
                                                                718,115
=======================================================================

ITALY-2.12%

Luxottica Group S.p.A.-ADR (Apparel,
  Accessories & Luxury Goods)                      20,700       385,848
=======================================================================

JAPAN-4.84%

Canon Inc. (Office Electronics)(b)                 12,000       593,921
-----------------------------------------------------------------------
Murata Manufacturing Co., Ltd. (Electronic
  Equipment Manufacturers)(b)                       6,000       286,222
=======================================================================
                                                                880,143
=======================================================================

MEXICO-5.92%

Cemex S.A. de C.V.-ADR (Construction
  Materials)                                       21,308       617,506
-----------------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C (Brewers)       73,300       188,030
-----------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                               4,900       269,500
=======================================================================
                                                              1,075,036
=======================================================================


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

NETHERLANDS-1.97%

Vedior N.V. (Employment Services)(b)               24,200   $   358,046
=======================================================================

UNITED KINGDOM-18.18%

Compass Group PLC (Restaurants)(b)                114,100       472,726
-----------------------------------------------------------------------
GlaxoSmithKline PLC (Pharmaceuticals)(b)           13,264       279,741
-----------------------------------------------------------------------
Reed Elsevier PLC (Publishing)(b)                  82,100       735,237
-----------------------------------------------------------------------
Smiths Group PLC (Industrial
  Conglomerates)(b)                                36,100       495,149
-----------------------------------------------------------------------
Tesco PLC (Food Retail)(b)                         96,819       511,016
-----------------------------------------------------------------------
WPP Group PLC (Advertising)(b)                     80,500       809,970
=======================================================================
                                                              3,303,839
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $7,007,235)                             6,962,660
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES-6.58%

FEDERAL HOME LOAN BANK-6.58%

Unsec. Disc. Notes,
  1.69%, 11/01/04 (Cost $1,195,999)(c)         $1,196,000   $ 1,195,888
=======================================================================
TOTAL INVESTMENTS-100.24% (Cost $18,120,094)                 18,217,403
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.24%)                           (43,329)
=======================================================================
NET ASSETS-100.00%                                          $18,174,074
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Disc.   - Discounted
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at October 31, 2004 was $5,254,268, which represented 28.84% of the Fund's Total Investments. See
    Note 1A.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $18,120,094)                                  $18,217,403
-----------------------------------------------------------
Foreign currencies, at value (cost $2,034)            2,118
-----------------------------------------------------------
Cash                                                    186
-----------------------------------------------------------
Receivables for:
  Investments sold                                  200,481
-----------------------------------------------------------
  Fund shares sold                                   91,945
-----------------------------------------------------------
  Dividends                                          26,107
-----------------------------------------------------------
  Amount due from advisor                            11,336
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                1,884
-----------------------------------------------------------
Other assets                                         53,078
===========================================================
  Total assets                                   18,604,538
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             365,578
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             1,884
-----------------------------------------------------------
Accrued distribution fees                             7,358
-----------------------------------------------------------
Accrued trustees' fees                                1,195
-----------------------------------------------------------
Accrued transfer agent fees                           1,655
-----------------------------------------------------------
Accrued operating expenses                           52,794
===========================================================
  Total liabilities                                 430,464
===========================================================
Net assets applicable to shares outstanding     $18,174,074
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $18,266,121
-----------------------------------------------------------
Undistributed net investment income (loss)           (1,873)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies     (187,479)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                  97,305
===========================================================
                                                $18,174,074
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $ 9,757,173
___________________________________________________________
===========================================================
Class B                                         $ 4,357,602
___________________________________________________________
===========================================================
Class C                                         $ 4,039,537
___________________________________________________________
===========================================================
Class R                                         $     9,868
___________________________________________________________
===========================================================
Institutional Class                             $     9,894
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                             939,950
___________________________________________________________
===========================================================
Class B                                             422,567
___________________________________________________________
===========================================================
Class C                                             391,697
___________________________________________________________
===========================================================
Class R                                                 952
___________________________________________________________
===========================================================
Institutional Class                                     951
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.38
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.38 divided by
      94.50%)                                   $     10.98
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.31
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.31
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     10.37
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     10.40
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the period November 4, 2003 (date operations commenced) through October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $7,787)          $ 163,191
-----------------------------------------------------------------------
Interest                                                         13,587
=======================================================================
    Total investment income                                     176,778
=======================================================================

EXPENSES:

Advisory fees                                                    87,385
-----------------------------------------------------------------------
Administrative services fees                                     50,000
-----------------------------------------------------------------------
Custodian fees                                                   45,259
-----------------------------------------------------------------------
Distribution fees:
  Class A                                                        20,295
-----------------------------------------------------------------------
  Class B                                                        23,509
-----------------------------------------------------------------------
  Class C                                                        21,213
-----------------------------------------------------------------------
  Class R                                                            25
-----------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       21,602
-----------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            6
-----------------------------------------------------------------------
Trustees' fees and retirement benefits                           12,026
-----------------------------------------------------------------------
Registration and filing fees                                     57,802
-----------------------------------------------------------------------
Professional fees                                                62,436
-----------------------------------------------------------------------
Other                                                            22,057
=======================================================================
    Total expenses                                              423,615
=======================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                 (163,355)
=======================================================================
    Net expenses                                                260,260
=======================================================================
Net investment income (loss)                                    (83,482)
=======================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        (187,658)
-----------------------------------------------------------------------
  Foreign currencies                                             (9,047)
=======================================================================
                                                               (196,705)
=======================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                          97,309
-----------------------------------------------------------------------
  Foreign currencies                                                 (4)
=======================================================================
                                                                 97,305
=======================================================================
Net gain (loss) from investment securities and foreign
  currencies                                                    (99,400)
=======================================================================
Net increase (decrease) in net assets resulting from
  operations                                                  $(182,882)
_______________________________________________________________________
=======================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period November 4, 2003 (date operations commenced) through October 31, 2004

                                                                   2004
---------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                  $   (83,482)
---------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                             (196,705)
---------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                                97,305
===========================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                    (182,882)
===========================================================================
Share transactions-net:
  Class A                                                         9,842,778
---------------------------------------------------------------------------
  Class B                                                         4,399,603
---------------------------------------------------------------------------
  Class C                                                         4,094,575
---------------------------------------------------------------------------
  Class R                                                            10,000
---------------------------------------------------------------------------
  Institutional Class                                                10,000
===========================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          18,356,956
===========================================================================
    Net increase in net assets                                   18,174,074
===========================================================================

NET ASSETS:

  Beginning of Period                                                    --
===========================================================================
  End of period (including undistributed net investment
    income (loss) of $(1,873))                                  $18,174,074
___________________________________________________________________________
===========================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Trimark Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations on November 4, 2003.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder record keeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the

     Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 2.25%, 2.90%, 2.90%, 2.40% and 1.90% of average daily net assets, respectively, through October 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period November 4, 2003 (date operations commenced) through October 31, 2004, AIM waived fees of $87,385 and reimbursed expenses of $58,745. Under the terms of a master sub-advisory agreement between AIM and AIM Funds Management Inc. ("AIM Funds Management"), AIM pays AIM Funds Management 40% of the amount paid by the Fund to AIM.

    For the period November 4, 2003 (date operations commenced) through October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $2,639 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 4, 2003 (date operations commenced) through October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the period November 4, 2003 (date operations commenced) through October 31, 2004, the Fund paid AISI $21,602 for Class A, Class B, Class C and Class R shares and $6 for Institutional Class shares and reimbursed fees for Class A, Class B, Class C and Class R shares of $14,412 and Institutional Class shares of $3. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period November 4, 2003 (date operations commenced) through October 31, 2004, the Class A, Class B, Class C and Class R shares paid $20,295, $23,509, $21,213 and $25, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period November 4, 2003 (date operations commenced) through October 31, 2004, AIM Distributors advised the Fund that it retained $23,974 in front-end sales commissions from the sale of Class A shares and $0, $1,082, $438 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the period November 4, 2003 (date operations commenced) through October 31, 2004, the Fund received credits in transfer agency fees of $145 and credits in custodian fees of $26 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $171.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the period November 4, 2003 (date operations commenced) through October 31, 2004, the Fund paid legal fees of $2,484 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the period November 4, 2003 (date operations commenced) through October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the period November 4, 2003 (date operations commenced) through October 31, 2004.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
---------------------------------------------------------------------------
Unrealized appreciation -- investments                          $    64,007
---------------------------------------------------------------------------
Temporary book/tax differences                                       (1,924)
---------------------------------------------------------------------------
Capital loss carryforward                                          (154,130)
---------------------------------------------------------------------------
Shares of beneficial interest                                    18,266,121
===========================================================================
Total net assets                                                $18,174,074
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(4).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2012                                                  $154,130
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the period November 4, 2003 (date operations commenced) through October 31, 2004 was $20,522,907 and $3,411,155, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $ 719,045
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (655,034)
===============================================================================
Net unrealized appreciation of investment securities                $  64,011
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $18,153,392.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, non-deductible stock issuance costs and net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $81,609, undistributed net realized gain (loss) was increased by $9,226 and shares of beneficial interest decreased by $90,835. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                           CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------
                                                                  NOVEMBER 4, 2003
                                                                  (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                  OCTOBER 31, 2004
                                                              ------------------------
                                                               SHARES        AMOUNT
--------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,037,741    $10,842,516
--------------------------------------------------------------------------------------
  Class B                                                       441,749      4,598,409
--------------------------------------------------------------------------------------
  Class C                                                       404,000      4,219,660
--------------------------------------------------------------------------------------
  Class R(b)                                                        952         10,000
--------------------------------------------------------------------------------------
  Institutional Class(b)                                            951         10,000
======================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         5,961         62,836
--------------------------------------------------------------------------------------
  Class B                                                        (5,984)       (62,836)
======================================================================================
Reacquired:(c)
  Class A                                                      (103,752)    (1,062,574)
--------------------------------------------------------------------------------------
  Class B                                                       (13,198)      (135,970)
--------------------------------------------------------------------------------------
  Class C                                                       (12,303)      (125,085)
======================================================================================
                                                              1,756,117    $18,356,956
______________________________________________________________________________________
======================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM Affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder are also owned beneficially.
(b) Class R and Institutional Class shares commenced sales on April 30, 2004.
(c) Amount is net of redemption fees of $193, $64, $59 and $0 for Class A, Class B, Class C and Class R shares for 2004, respectively.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                    CLASS A
                                                                ----------------
                                                                NOVEMBER 4, 2003
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                      2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.05)(a)
================================================================================
  Net gains on securities (both realized and unrealized)               0.43
================================================================================
    Total from investment operations                                   0.38
================================================================================
Redemption fees added to shares of beneficial interest                 0.00
================================================================================
Net asset value, end of period                                       $10.38
________________________________________________________________________________
================================================================================
Total return(b)                                                        3.80%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $9,757
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       2.25%(c)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    3.84%(c)
================================================================================
Ratio of net investment income (loss) to average net assets           (0.53)%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                               38%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $5,846,389.
(d)  Not annualized for periods of less than one year.

                                                                    CLASS B
                                                                ----------------
                                                                NOVEMBER 4, 2003
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                      2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.12)(a)
================================================================================
  Net gains on securities (both realized and unrealized)               0.43
================================================================================
    Total from investment operations                                   0.31
================================================================================
Redemption fees added to shares of beneficial interest                 0.00
================================================================================
Net asset value, end of period                                       $10.31
________________________________________________________________________________
================================================================================
Total return(b)                                                        3.10%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $4,358
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       2.90%(c)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    4.49%(c)
================================================================================
Ratio of net investment income (loss) to average net assets           (1.18)%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                               38%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,370,339.
(d)  Not annualized for periods of less than one year.

                                                                    CLASS C
                                                                ----------------
                                                                NOVEMBER 4, 2003
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                      2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.12)(a)
================================================================================
  Net gains on securities (both realized and unrealized)               0.43
================================================================================
    Total from investment operations                                   0.31
================================================================================
Redemption fees added to shares of beneficial interest                 0.00
================================================================================
Net asset value, end of period                                       $10.31
________________________________________________________________________________
================================================================================
Total return(b)                                                        3.10%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $4,040
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       2.90%(c)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    4.49%(c)
================================================================================
Ratio of net investment income (loss) to average net assets           (1.18)%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                               38%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,138,835.
(d)  Not annualized for periods of less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.51
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.04)(a)
==============================================================================
  Net losses on securities (both realized and unrealized)            (0.10)
==============================================================================
    Total from investment operations                                 (0.14)
==============================================================================
Redemption fees added to shares of beneficial interest                0.00
==============================================================================
Net asset value, end of period                                      $10.37
______________________________________________________________________________
==============================================================================
Total return(b)                                                      (1.33)%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   10
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      2.40%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   3.99%(c)
==============================================================================
Ratio of net investment income (loss) to average net assets          (0.68)%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                              38%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,826.
(d)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                    OCTOBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.51
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.01)(a)
===================================================================================
  Net gains on securities (both realized and unrealized)               (0.10)
===================================================================================
    Total from investment operations                                   (0.11)
===================================================================================
Net asset value, end of period                                        $10.40
___________________________________________________________________________________
===================================================================================
Total return(b)                                                        (1.05)%
___________________________________________________________________________________
===================================================================================

Ratios/supplemental data:

Net assets, end of period (000s omitted)                              $   10
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.90%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     3.42%(c)
===================================================================================
Ratio of net investment income (loss) to average net assets            (0.18)%(c)
_________________________________________________________________________________ )
===================================================================================
Portfolio turnover rate(d)                                                38%
___________________________________________________________________________________
===================================================================================


(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,838.
(d)  Not annualized for periods less than one year.
NOTE 11--LEGAL PROCEEDINGS


Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.


Settled Enforcement Actions and Investigations Related to Market Timing


    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the direction of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.


Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing


    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Trimark Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Trimark Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period November 4, 2003 (date operations commenced) through October 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 20, 2004
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1998             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     2001             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          1987             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2001             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      2001             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           2001             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           2001               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        2001               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          2001               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           1987               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            2001               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959       2004               Senior Vice President, A I M Management Group Inc.
  Senior Vice President and Chief                      (financial services holding company); Senior Vice President
  Compliance Officer                                   and Chief Compliance Officer, A I M Advisors, Inc.; Vice
                                                       President and Chief Compliance Officer, A I M Capital
                                                       Management, Inc. and A I M Distributors, Inc.; and Vice
                                                       President, AIM Investment Services, Inc. and Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and Compliance Director,
                                                       Delaware Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., and AIM Investment Services, Inc.;
                                                       Director, Vice President and General Counsel, Fund
                                                       Management Company and Senior Vice President, A I M
                                                       Distributors, Inc.
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; Senior Vice President and General
                                                       Counsel, Liberty Funds Group, LLC and Vice President, A I M
                                                       Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         2004               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Executive Vice President, A I M Management Group, Inc.;
  Vice President                                       Senior Vice President, A I M Advisors, Inc., and President,
                                                       Director of Investments, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management, Inc.
                                                       Formerly: Director of A I M Advisors, Inc. and A I M
                                                       Management Group Inc., A I M Advisors, Inc.; and Director
                                                       and Chairman, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959      N/A
  Senior Vice President and Chief
  Compliance Officer
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS              SUB-ADVISOR
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   PricewaterhouseCoopers AIM Funds
Suite 100               11 Greenway Plaza        Inc.                  LLP                   Management, Inc.
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1201 Louisiana        5140 Yonge Street
                        Houston, TX 77046-1173   Suite 100             Street                Suite 900
                                                 Houston, TX           Suite 2900            Toronto, Ontario M2N
                                                 77046-1173            Houston, Texas        6X7
                                                                       77002-5678
COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)            AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)         AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)     AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 Premier U.S. Government Money
AIM Dynamics Fund(1)                         AIM Trimark Fund                              Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                       SECTOR EQUITY                         TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)         AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                            AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)                AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)                       AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                    AIM Leisure Fund(1)
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                      AIM Aggressive Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                          AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                        AIM Moderate Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)

                                             ==============================================================================
AIM Total Return Fund*(1)                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Trimark Endeavor Fund                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Small Companies Fund             FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          ==============================================================================


* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.


AIMinvestments.com                    T-TRI-AR-1       A I M Distributors, Inc.





                                    YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------




                                                AIM TRIMARK SMALL COMPANIES FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM TRIMARK SMALL COMPANIES FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          o The unmanaged Lipper Small-Cap Core         The fund files its complete schedule of
                                             Fund Index represents an average of the       portfolio holdings with the Securities
o Class B shares are not available as an     performance of the 30 largest                 and Exchange Commission ("SEC") for the
investment for retirement plans              small-capitalization core equity funds        1st and 3rd quarters of each fiscal year
maintained pursuant to Section 401 of        tracked by Lipper, Inc., an independent       on Form N-Q. The fund's Form N-Q filings
the Internal Revenue Code, including         mutual fund performance monitor.              are available on the SEC's Web site at
401(k) plans, money purchase pension                                                       http://www.sec.gov. Copies of the fund's
plans and profit sharing plans. Plans        o The unmanaged Russell 2000--Registered      Forms N-Q may be reviewed and copied at
that have existing accounts invested in      Trademark--Index represents the               the SEC's Public Reference Room at 450
Class B shares will continue to be           performance of the stocks of                  Fifth Street, N.W., Washington, D.C.
allowed to make additional purchases.        small-capitalization companies.               20549-0102. You can obtain information
                                                                                           on the operation of the Public Reference
o Class R shares are available only to       o The unmanaged MSCI World Index is a         Room, including information about
certain retirement plans. Please see the     group of global securities tracked by         duplicating fee charges, by calling
prospectus for more information.             Morgan Stanley Capital International.         1-202-942-8090 or by electronic request
                                                                                           at the following e-mail address:
PRINCIPAL RISKS OF INVESTING IN THE FUND     o The fund is not managed to track the        publicinfo@sec.gov. The SEC file numbers
                                             performance of any particular index,          for the fund are 811-05426 and 33-19338.
o Investing in small and mid-size            including the indexes defined here, and       The fund's most recent portfolio
companies involves risks not associated      consequently, the performance of the          holdings, as filed on Form N-Q, are also
with investing in more established           fund may deviate significantly from the       available at AIMinvestments.com.
companies, including business risk,          performance of the indexes.
significant stock price fluctuations and                                                   A description of the policies and
illiquidity.                                 o A direct investment cannot be made in       procedures that the fund uses to
                                             an index. Unless otherwise indicated,         determine how to vote proxies relating
o International investing presents           index results include reinvested              to portfolio securities is available
certain risks not associated with            dividends, and they do not reflect sales      without charge, upon request, by calling
investing solely in the United States.       charges. Performance of an index of           800-959-4246, or on the AIM Web site,
These include risks relating to              funds reflects fund expenses.                 AIMinvestments.com. Scroll down on the
fluctuations in the value of the U.S.        Performance of a market index does not.       home page and click on AIM Funds or
dollar relative to the values of other                                                     INVESCO Funds Proxy Voting Policies.
currencies, the custody arrangements         OTHER INFORMATION
made for the fund's foreign holdings,                                                      Information regarding how the fund voted
differences in accounting, political         o The returns shown in the Management's       proxies related to its portfolio
risks and the lesser degree of public        Discussion of Fund Performance are based      securities during the 12 months ended
information required to be provided by       on net asset values calculated for            6/30/04 is available at our Web site. Go
non-U.S. companies. The fund may invest      shareholder transactions. Generally           to AIMinvestments.com, click on About
up to 25% of its assets in the               accepted accounting principles require        Us, then on Required Notices and then
securities of non-U.S. issuers.              adjustments to be made to the net assets      select your fund from the drop-down
                                             of the fund at period end for financial       menu.
o By concentrating on a small number of      reporting purposes, and as such, the net
holdings, the fund carries greater risk      asset values for shareholder
because each investment has a greater        transactions and the returns based on
effect on the fund's overall                 those net asset values may differ from
performance.                                 the net asset values and returns
                                             reported in the Financial Highlights.
ABOUT INDEXES USED IN THIS REPORT
                                             o Industry classifications used in this
o The unmanaged Standard & Poor's            report are generally according to the
Composite Index of 500 Stocks (the S&P       Global Industry Classification Standard,
500--Registered Trademark--Index) is an      which was developed by and is the
index of common stocks frequently used       exclusive property and a service mark of
as a general measure of U.S. stock           Morgan Stanley Capital International
market performance.                          Inc. and Standard & Poor's.


=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a trustee who is not an officer of the fund's investment advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the AIM Funds' Board, as Chairman. His appointment became effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
                    Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those
[PHOTO OF           funds since 1978. Mr. Crockett has more than 30 years of
MARK H.             experience in finance and general management and has been
WILLIAMSON]         Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in
MARK H.             AIM's history, as he is not affiliated with AIM or AMVESCAP
WILLIAMSON          in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

[PHOTO OF              While it is agreeable to report positive market
BRUCE L.            performance for the year covered by this report, as ever, we
CROCKETT]           encourage our shareholders to look past short-term
                    performance and focus on their long-term investment goals.
BRUCE L. CROCKETT   Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM            /s/ MARK H. WILLIAMSON
                    --------------------------      ------------------------
                    Robert H. Graham                Mark H. Williamson
                    Chairman, AIM Investments       CEO & President, AIM
                    President & Vice Chairman,      Investments Trustee,
                    AIM Funds                       AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRONG STOCK SELECTION FUELED POSITIVE                                                     potential. Instead, we focus on
RETURNS                                                                                    conducting our own in-depth, independent
                                                                                           research to identify high quality
AIM Trimark Small Companies Fund             and manufacturing activity served to          small-capitalization businesses that
launched on November 4, 2003. For the        validate growing investor concerns.           have understandable business models,
reporting period ended October 31, 2004,     Given our stock-by-stock, fundamental         strong managements and leading industry
Class A shares of AIM Trimark Small          approach to investing, the broad              positions that are very difficult for
Companies Fund returned 19.00% at net        performance in our holdings is                competitors to encroach upon. We then
asset value. PERFORMANCE SHOWN AT NAV        consistent with a market environment          use our research to develop a
DOES NOT INCLUDE FRONT-END SALES             that was significantly more                   proprietary view about why we believe
CHARGES, WHICH WOULD HAVE REDUCED THE        discriminating than the blanket rally         these businesses will grow their value
PERFORMANCE. Results for other share         that characterized the prior year.            over a period of several years.
classes are shown in the table on page
3. Aided by strong stock selection and          With the price of oil rising sharply          While the fund's strong performance
the market's preference for small- and       during the period, it came as no              over the period is gratifying, we
mid-cap stocks, the fund outperformed        surprise that energy was the market's         believe these short-term performance
its benchmarks, the S&P 500 Index, the       best-performing sector in the S&P 500         periods should be of relatively little
Russell 2000 Index and the Lipper            Index for the year. Utilities and             importance to shareholders who share our
Small-Cap Core Fund Index, which             materials also had strong performances        long-term investment horizon. Our
returned 9.41%, 11.73% and 14.96%,           during the fiscal year; information           investment strategy entails a
respectively for the one-year period         technology, health care and consumer          willingness to wait as long as five
ended October 31, 2004.                      staples were the weakest-performing           years or more for our views on a
                                             sectors. These themes also generally          business to unfold. Shareholders may
MARKET CONDITIONS                            held true for the fund's small                reasonably expect similar short-term
                                             capitalization style benchmark, the           periods where the fund underperforms, as
The market environment during the            Russell 2000 Index, which outperformed        our investment strategy often results in
reporting period was mixed yet positive      large-cap indexes during the period,          the purchase of businesses that may be
overall for small caps. The first half       providing an additional tailwind to fund      out of favor with investors in the short
of the period was characterized by an        performance.                                  term.
extension of the market rally that
predominated throughout much of 2003,        YOUR FUND                                        In examining key drivers of fund
when investors embraced evidence of                                                        performance during the period, it is
stronger economic growth. As the period      After almost a year of managing the           important to note that our investment
progressed, this buoyancy gave way to        fund, we would like to comment briefly        strategy has resulted in a relatively
some trepidation as investors began to       on our approach to investing. We              focused group of business holdings that
fret over the effect rising commodity        describe the Trimark discipline as            have little in common with the
and energy prices might have on a            "business people buying businesses." By       composition of the fund's benchmarks and
maturing economic recovery. In addition,     viewing each investment as a long-term        peers. As a result, it may sometimes
a moderation of what had been generally      business investment as opposed to a           appear that the fund's relative sector
strong levels of consumer confidence         short-term stock trade, we attempt to         weights significantly influenced
                                             ignore much of the short-term news that       performance during any short-term
                                             has little impact on an investment's          period. However, because we focus on
                                             long-term return                              businesses rather than sectors, we
                                                                                           believe the fund's long-term performance
                                                                                           will instead be dictated by

===================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*

By sector                                     1. FirstService Corp. (Canada)     5.3%       1. Health Care Supplies           10.5%

        [PIE CHART]                           2. Endo Pharmaceuticals                       2. Diversified Commercial
                                                 Holdings Inc.                   5.1           Services                       10.2
Government Securities Plus Other
                                              3. SpectraLink Corp.               4.5        3. Air Freight & Logistics         7.0
Assets Less Liabilities            15.3%
                                              4. Sola International Inc.         4.5        4. Leisure Products                6.2
Consumer Staples                    7.8%
                                              5. Pacer International, Inc.       3.9        5. Pharmaceuticals                 5.1
Information Technology              7.7%
                                              6. Polaris Industries Inc.         3.4        6. Communications Equipment        4.5
Materials                           4.6%
                                              7. FTI Consulting, Inc.            3.4        7. Advertising                     4.4
Financials                          2.0%
                                              8. Sabre Holdings Corp.                       8. Data Processing &
Industrials                        21.7%         - Class A                       3.2           Outsourced Services             3.2

Health Care                        19.6%      9. Sleeman Breweries Ltd.                     9. Brewers                         3.1
                                                 (Canada)                        3.1
Consumer Discretionary             21.3%                                                   10. Apparel, Accessories &
                                             10. Dynamex Inc.                    3.1           Luxury Goods                    2.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

* Excluding U.S. Government Agency Securities holdings.
===================================================================================================================================

how successful we have or have not been      the normally slow spring and summer           business's management, 3) Wait for the
in investing in individual businesses.       months. While the market reacted              right price, 4) Form a proprietary view
If one were to broadly categorize the        negatively, we built our position in          and 5) Maintain patience and long-term
individual businesses that contributed       Hampshire based on our research that          focus. We appreciate your continued
most to performance during the period,       showed Hampshire's Designer's Original,       investment in AIM Trimark Small
many came from the health care,              Spring & Mercer and other brands              Companies Fund.
industrials and consumer discretionary       remained the premier selling sweater
sectors. Select detractors from              brands at larger retailers. We suspected      THE VIEWS AND OPINIONS EXPRESSED IN
performance came from financials, where      that those retailers could not afford to      MANAGEMENT'S DISCUSSION OF FUND
the fund had limited investments, as         reduce inventory of Hampshire's products      PERFORMANCE ARE THOSE OF A I M ADVISORS,
well as select holdings across disparate     over the long term and viewed this            INC. THESE VIEWS AND OPINIONS ARE
industries.                                  near-term weakness as an excellent            SUBJECT TO CHANGE AT ANY TIME BASED ON
                                             opportunity to purchase a strong              FACTORS SUCH AS MARKET AND ECONOMIC
Specifically in health care, contact         business at a relatively low price. The       CONDITIONS. THESE VIEWS AND OPINIONS MAY
lens manufacturer and distributor Cooper     fund continued to hold Hampshire Group        NOT BE RELIED UPON AS INVESTMENT ADVICE
Companies was a key contributor to fund      at the close of the reporting period.         OR RECOMMENDATIONS, OR AS AN OFFER FOR A
performance and strongly reflects our                                                      PARTICULAR SECURITY. THE INFORMATION IS
application of the Trimark discipline.          Consistent with our long-term              NOT A COMPLETE ANALYSIS OF EVERY ASPECT
When we purchased Cooper Companies, the      investment horizon, the fund experienced      OF ANY MARKET, COUNTRY, INDUSTRY,
firm possessed all the business              relatively low turnover during the            SECURITY OR THE FUND. STATEMENTS OF FACT
characteristics for which we look. The       period. We sold seven businesses, most        ARE FROM SOURCES CONSIDERED RELIABLE,
company has by far the largest market        of them because their market value            BUT A I M ADVISORS, INC. MAKES NO
share in contact lenses that correct         exceeded what we believed to be their         REPRESENTATION OR WARRANTY AS TO THEIR
astigmatism, a growing market share          intrinsic value (the value of the             COMPLETENESS OR ACCURACY. ALTHOUGH
against larger competitors, and a            businesses that is based on future cash       HISTORICAL PERFORMANCE IS NO GUARANTEE
management team with a material              flows, management execution and business      OF FUTURE RESULTS, THESE INSIGHTS MAY
ownership stake in the business. In          fundamentals). We added Pacer                 HELP YOU UNDERSTAND OUR INVESTMENT
addition, Cooper Companies' management       International, SpectraLink, Alderwoods        MANAGEMENT PHILOSOPHY.
had a track record of effectively            Group, Dynamex and Inverness Medical
entering new markets such as Europe.         Innovations, all of which met our                See important fund and index
These dynamics led us to purchase Cooper     investment criteria.                             disclosures inside front cover.
COMPANIES, and the increase in the
company's market value during the period     IN CLOSING                                                        ROB MIKALACHKI
benefited fund performance. We continued                                                                       Mr. Mikalachki,
to hold Cooper Companies at the close of     We remained focused on growing your               [MIKALACHKI     Chartered Financial
the reporting period.                        capital over the long term by                        PHOTO]       Analyst, is
                                             consistently applying our investment                              portfolio manager of
   Individual detractors from                discipline regardless of the market                               AIM Trimark Small
performance included Hampshire Group.        environment. At the close of the period       Companies Fund. Prior joining AIM
The sweater designer and distributor for     there were 34 holdings in your fund, and      Trimark Investments in 1999 as a
large retailers suffered from concerns       each one was purchased by adhering to         small-cap analyst, he worked with
about its partners' high inventory           the five core principles of the Trimark       small- and medium-sized businesses in the
levels, as well as weaker revenues in        discipline: 1) Know the business inside       areas of valuation, financing and merger
                                             and out, 2) Focus on the                      and acquisition advising. Mr. Mikalachki
                                                                                           earned an undergraduate degree in
                                                                                           business at Wilfrid Laurier.

                                                                                           Assisted by AIM Trimark Small Companies
                                                                                           team.

========================================     ========================================                 [RIGHT ARROW GRAPHIC]

FUND VS. INDEXES                             TOTAL NET ASSETS           $38.1 MILLION            FOR A PRESENTATION OF YOUR FUND'S
                                                                                                 PERFORMANCE RECORD, PLEASE TURN TO
TOTAL RETURNS, 11/4/03-10/31/04,             TOTAL NUMBER OF HOLDINGS              34            PAGE 5.
EXCLUDING APPLICABLE SALES CHARGES. IF
SALES CHARGES WERE INCLUDED, RETURNS         ========================================
WOULD BE LOWER.

Class A Shares                  19.00%

Class B Shares                  18.40

Class C Shares                  18.30

Class R Shares                  18.81**

S&P 500 Index
(Broad Market Index)             9.41***

Russell 2000 Index
(Style-specific Index)          11.73***

Lipper Small-Cap Core Fund
Index (Peer Group Index)        14.96***

SOURCE: LIPPER,INC.

**Inception date 4/30/04. Returns prior
to 4/30/04 are hypothetical based on
Class A shares. See explanation, page 5.

***Index data shows a one-year return as
of 10/31/04.
========================================

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      estimate the expenses that you paid over      costs of investing in the fund and other
                                             the period. Simply divide your account        funds. To do so, compare this 5%
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600       hypothetical example with the 5%
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),       hypothetical examples that appear in the
costs, which may include sales charges       then multiply the result by the number        shareholder reports of the other funds.
(loads) on purchase payments; contingent     in the table under the heading entitled
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to          Please note that the expenses shown
and redemption fees, if any; and (2)         estimate the expenses you paid on your        in the table are meant to highlight your
ongoing costs, including management          account during this period.                   ongoing costs only and do not reflect
fees; distribution and/or service fees                                                     any transactional costs, such as sales
(12b-1); and other fund expenses. This       HYPOTHETICAL EXAMPLE FOR COMPARISON           charges (loads) on purchase payments,
example is intended to help you              PURPOSES                                      contingent deferred sales charges on
understand your ongoing costs (in                                                          redemptions, and redemption fees, if
dollars) of investing in the fund and to     The table below also provides                 any. Therefore, the hypothetical
compare these costs with ongoing costs       information about hypothetical account        information is useful in comparing
of investing in other mutual funds. The      values and hypothetical expenses based        ongoing costs only, and will not help
example is based on an investment of         on the fund's actual expense ratio and        you determine the relative total costs
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      of owning different funds. In addition,
period and held for the entire period,       before expenses, which is not the Fund's      if these transactional costs were
May 1, 2004-October 31, 2004.                actual return. The hypothetical account       included, your costs would have been
                                             values and expenses may not be used to        higher.
ACTUAL EXPENSES                              estimate the actual ending account
                                             balance or expenses you paid for the
The table below provides information         period. You may use this information to
about actual account values and actual       compare the ongoing
expenses. You may use the information in
this table, together with the amount you
invested, to
===================================================================================================================================
                                                  ACTUAL                                   HYPOTHETICAL
                                                                               (5% ANNUAL RETURN BEFORE EXPENSES)

            BEGINNING ACCOUNT     ENDING ACCOUNT       EXPENSES                 ENDING ACCOUNT      EXPENSES
                  VALUE               VALUE          PAID DURING                    VALUE          PAID DURING
                (5/1/04)           (10/31/04)(1)       PERIOD(2)                 (10/31/04)         PERIOD(2)
Class A         $1,000.00           $1,126.90           $10.75                     $1,015.03          $10.18
Class B          1,000.00            1,124.40            14.20                      1,011.76           13.45
Class C          1,000.00            1,122.40            14.19                      1,011.76           13.45
Class R          1,000.00            1,125.90            11.54                      1,014.28           10.94

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was 12.69%, 12.44%, 12.24% and 12.59% for Class A, B, C and R shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (2.01%, 2.66%, 2.66% and 2.16% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
===================================================================================================================================
                                                                                           [ARROW
                                                                                           BUTTON        For More Information Visit
                                                                                           IMAGE]            AIMinvestments.com


LONG-TERM PERFORMANCE

YOUR FUND'S PERFORMANCE

===================================================================================================================================

Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   11/4/03-10/31/04 (Index data from 10/31/03)
                                                                                     [MOUNTAIN CHART]
   Your fund's total return includes
reinvested distributions, applicable                        AIM               AIM             AIM                            LIPPER
sales charges, fund expenses and            DATE       TRIMARK SMALL     TRIMARK SMALL   TRIMARK SMALL    RUSSELL          SMALL-CAP
management fees. Results for Class B                   COMPANIES FUND   COMPANIES FUND   COMPANIES FUND    2000    S&P 500 CORE FUND
shares are calculated as if a                         CLASS A SHARES    CLASS B SHARES  CLASS C SHARES    INDEX   INDEX    INDEX
hypothetical shareholder had liquidated
his entire investment in the fund at the    11/4/2003       $9450         $10000          $10000     $10000     $10000     $10000
close of the reporting period and paid      11/03            9488          10040           10040      10355      10088      10360
the applicable contingent deferred sales    12/03            9639          10190           10200      10565      10617      10648
charges. Index results include              1/04             9723          10279           10279      11024      10811      10986
reinvested dividends, but they do not       2/04             9894          10449           10459      11123      10962      11177
reflect sales charges. Performance of an    3/04            10149          10718           10729      11226      10796      11298
index of funds reflects fund expenses       4/04             9978          10529           10539      10654      10627      10910
and management fees; performance of a       5/04            10082          10638           10639      10824      10773      11005
market index does not. Performance shown    6/04            10479          11058           11049      11279      10982      11474
in the chart does not reflect deduction     7/04            10016          10549           10549      10520      10619      10870
of taxes a shareholder would pay on fund    8/04            10044          10589           10579      10466      10661      10775
distributions or sale of fund shares.       9/04            10677          11248           11239      10957      10777      11311
Performance of the indexes does not         10/04          $11248         $11340          $11730     $11173     $10941     $11496
reflect the effects of taxes.                                                                                Source: Lipper, Inc.

CUMULATIVE TOTAL RETURNS*                    Class R shares' inception date is                Class A share performance reflects
                                             4/30/04. Returns since that date are          the maximum 5.50% sales charge, and
As of 10/31/04, including applicable         historical returns. All other returns         Class B and Class C share performance
sales charges                                are blended returns of historical Class       reflects the applicable contingent
                                             R share performance and restated Class A      deferred sales charge (CDSC) for the
CLASS A SHARES                               share performance (for periods prior to       period involved. The CDSC on Class B
Inception (11/4/03)                12.48%    the inception date of Class R shares) at      shares declines from 5% beginning at the
                                             net asset value, adjusted to reflect the      time of purchase to 0% at the beginning
CLASS B SHARES                               higher Rule 12b-1 fees applicable to          of the seventh year. The CDSC on Class C
Inception (11/4/03)                13.40%    Class R shares. Class A shares'               shares is 1% for the first year after
                                             inception date is 11/4/03.                    purchase. Class R shares do not have a
CLASS C SHARES                                                                             front-end sales charge; returns shown
Inception (11/4/03)                17.30%       The performance data quoted                are at net asset value and do not
                                             represent past performance and cannot         reflect a 0.75% CDSC that may be imposed
CLASS R SHARES                               guarantee comparable future results;          on a total redemption of retirement plan
Inception                          18.81%    current performance may be lower or           assets within the first year.
                                             higher. Please visit AIMinvestments.com
In addition to returns as of the close       for the most recent month-end                    The performance of the fund's share
of the reporting period, industry            performance. Performance figures reflect      classes will differ due to different
regulations require us to provide            reinvested distributions, changes in net      sales charge structures and class
cumulative total returns as of 9/30/04,      asset value and the effect of the             expenses.
the most recent calendar quarter-end.        maximum sales charge unless otherwise
                                             stated. Investment return and principal          Had the advisor not waived fees
CUMULATIVE TOTAL RETURNS*                    value will fluctuate so that you may          and/or reimbursed expenses, performance
                                             have a gain or loss when you sell             would have been lower.
As of 9/30/04, most recent calendar          shares.
quarter-end, including applicable sales
charges

CLASS A SHARES
Inception (11/4/03)                 6.81%

CLASS B SHARES
Inception (11/4/03)                 7.50%

CLASS C SHARES
Inception (11/4/03)                11.40%

CLASS R SHARES
Inception                          12.82%

*Returns have not been annualized.

===================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM TRIMARK SMALL COMPANIES FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Institutional Class shares have no sales
                                             TOTAL RETURN                                  charge; therefore, performance is at net
The following information has been           For period ended 10/31/04                     asset value. Performance of Institutional
prepared to provide Institutional Class      Inception                         19.20%*     Class shares will differ from performance
shareholders with a performance overview     * Cumulative total return that has not        of other share classes due to differing
specific to their holdings. Institutional      been annualized                             sales charges and class expenses.
Class shares are offered exclusively to
institutional investors, including           =========================================        Please note that past performance is
defined contribution plans that meet         TOTAL RETURN                                  not indicative of future results. More
certain criteria.                            For period ended 9/30/04                      recent returns may be more or less than
                                             Inception                         13.20%*     those shown. All returns assume
                                             * Cumulative total return that has not        reinvestment of distributions at net
                                               been annualized                             asset value. Investment return and
                                                                                           principal value will fluctuate so your
                                             =========================================     shares, when redeemed, may be worth more
                                                                                           or less than their original cost. See
                                             Institutional Class shares' inception         full report for information on
                                             date is 4/30/04. Returns since that date      comparative benchmarks. Please consult
                                             are historical returns. All other returns     your fund prospectus for more
                                             are blended returns of historical             information. For the most current
                                             Institutional Class share performance and     month-end performance, please call
                                             restated Class A share performance (for       800-451-4246 or visit AIMinvestments.com.
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value and reflect the higher Rule 12b-1
                                             fees applicable to Class A shares. Class
                                             A shares' inception date is 11/4/03.
                                             Institutional Class shares would have had
                                             different returns due to differences in
                                             the expense structure of the
                                             Institutional Class.

                                                Had the advisor not waived fees and/or
                                             reimbursed expenses, performance would
                                             have been lower.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         T-SCO-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over      divided by $1,000 = 8.6), then multiply
                                             the period. Simply divide your account        the result by the number in the table
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600       under the heading entitled "Actual
ongoing costs, including management fees;    account value divided by $1,000 = 8.6),       Expenses Paid During Period" to estimate
and other fund expenses. This example is     then multiply the result by the number in     the expenses you paid on your account
intended to help you understand your         the table under the heading entitled          during this period.
ongoing costs (in dollars) of investing      "Actual Expenses Paid During Period" to
in the fund and to compare these costs       estimate the expenses you paid on your           Please note that the expenses shown in
with ongoing costs of investing in other     account during this period.                   the table are meant to highlight your
mutual funds. The example is based on an                                                   ongoing costs only. Therefore, the
investment of $1,000 invested at the         HYPOTHETICAL EXAMPLE FOR                      hypothetical information is useful in
beginning of the period and held for the     COMPARISON PURPOSES                           comparing ongoing costs only, and will
entire period, May 1, 2004, to October                                                     not help you determine the relative total
31, 2004.                                    The table below provides information          costs of owning different funds.
                                             about actual account values and actual
ACTUAL EXPENSES                              expenses. You may use the information in
                                             this table, together with the amount you
The table below provides information         invested, to estimate the expenses that
about actual account values and actual       you paid over the period. Simply divide
expenses. You may use the information in     your account value by $1,000 (for
this table, together with the amount you     example, an $8,600 account value
invested, to

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00           $1,128.80             $8.51             $1,017.14             $8.06

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 12.88% for Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio of 1.59% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com         T-SCO-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
DOMESTIC COMMON STOCKS-70.77%

ADVERTISING-4.41%

ADVO, Inc.                                         31,900   $ 1,019,205
-----------------------------------------------------------------------
Harte-Hanks, Inc.                                  25,600       658,944
=======================================================================
                                                              1,678,149
=======================================================================

AGRICULTURAL PRODUCTS-2.22%

Delta & Pine Land Co.                              32,200       847,504
=======================================================================

AIR FREIGHT & LOGISTICS-7.00%

Dynamex Inc.(a)                                    56,700     1,173,690
-----------------------------------------------------------------------
Pacer International, Inc.(a)                       84,200     1,494,550
=======================================================================
                                                              2,668,240
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-2.55%

Hampshire Group, Ltd.(a)                           31,800       971,172
=======================================================================

AUTO PARTS & EQUIPMENT-2.19%

Superior Industries International, Inc.            30,600       834,462
=======================================================================

CASINOS & GAMING-1.54%

Argosy Gaming Co.(a)                               14,800       585,932
=======================================================================

COMMUNICATIONS EQUIPMENT-4.51%

SpectraLink Corp.                                 140,700     1,716,540
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.16%

Sabre Holdings Corp.-Class A                       56,000     1,204,560
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.93%

FTI Consulting, Inc.(a)                            68,600     1,286,936
-----------------------------------------------------------------------
Learning Tree International, Inc.(a)               42,900       591,162
=======================================================================
                                                              1,878,098
=======================================================================

HEALTH CARE EQUIPMENT-1.46%

DENTSPLY International Inc.                        10,700       556,507
=======================================================================

HEALTH CARE FACILITIES-2.54%

Alderwoods Group, Inc.(a)                          95,400       966,402
=======================================================================

HEALTH CARE SUPPLIES-10.50%

Cooper Cos., Inc. (The)                            13,000       914,550
-----------------------------------------------------------------------
Inverness Medical Innovations, Inc.(a)             19,200       397,056
-----------------------------------------------------------------------
Ocular Sciences, Inc.(a)                            8,300       405,455
-----------------------------------------------------------------------
Sola International Inc.(a)                         88,900     1,705,102
-----------------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)                 17,800       579,746
=======================================================================
                                                              4,001,909
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------


LEISURE PRODUCTS-6.16%

Oakley, Inc.                                       82,800   $ 1,051,560
-----------------------------------------------------------------------
Polaris Industries Inc.                            21,800     1,293,830
=======================================================================
                                                              2,345,390
=======================================================================

OFFICE SERVICES & SUPPLIES-2.21%

HNI Corp.                                          20,800       840,320
=======================================================================

PAPER PACKAGING-1.43%

Longview Fibre Co.                                 35,400       545,160
=======================================================================

PHARMACEUTICALS-5.14%

Endo Pharmaceuticals Holdings Inc.(a)              89,900     1,959,820
=======================================================================

REGIONAL BANKS-1.98%

Alabama National BanCorp.                          11,800       754,020
=======================================================================

RESTAURANTS-1.93%

IHOP Corp.                                         19,200       735,360
=======================================================================

SPECIALTY CHEMICALS-2.38%

MacDermid, Inc.                                    28,700       905,772
=======================================================================

SPECIALTY STORES-2.53%

Lithia Motors, Inc.-Class A                        42,600       967,155
=======================================================================
    Total Domestic Common Stocks (Cost
      $24,676,239)                                           26,962,472
=======================================================================

FOREIGN STOCKS-13.91%

CANADA-13.91%

Cymat Corp. (Aluminum)(a)                         655,100       290,462
-----------------------------------------------------------------------
FirstService Corp. (Diversified Commercial
  Services)(a)                                     74,700     2,024,058
-----------------------------------------------------------------------
Husky Injection Molding Systems Ltd.
  (Industrial Machinery)(a)                       234,300       871,483
-----------------------------------------------------------------------
Sleeman Breweries Ltd. (Brewers)(a)                94,700     1,179,570
-----------------------------------------------------------------------
Vincor International Inc. (Distillers &
  Vintners)(a)                                     36,200       933,609
=======================================================================
    Total Foreign Stocks (Cost $4,765,203)                    5,299,182
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-12.98%

FEDERAL HOME LOAN BANK-12.98%

Unsec. Disc. Notes,
  1.20%, 11/01/04 (Cost $4,944,000)(b)         $4,944,000     4,944,000
=======================================================================
TOTAL INVESTMENTS-97.66% (Cost $34,385,442)                  37,205,654
=======================================================================
OTHER ASSETS LESS LIABILITIES-2.34%                             891,899
=======================================================================
NET ASSETS-100.00%                                          $38,097,553
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Disc.   - Discounted
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $34,385,442)                                  $37,205,654
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,262,699
-----------------------------------------------------------
  Fund shares sold                                  891,726
-----------------------------------------------------------
  Dividends                                          16,229
-----------------------------------------------------------
  Amount due from advisor                            30,666
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                1,882
-----------------------------------------------------------
Other assets                                         56,041
===========================================================
    Total assets                                 39,464,897
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,157,342
-----------------------------------------------------------
  Fund shares reacquired                            139,779
-----------------------------------------------------------
  Dividends                                               2
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             1,881
-----------------------------------------------------------
Accrued distribution fees                            12,120
-----------------------------------------------------------
Accrued trustees' fees                                1,047
-----------------------------------------------------------
Accrued transfer agent fees                           5,464
-----------------------------------------------------------
Accrued operating expenses                           49,709
===========================================================
    Total liabilities                             1,367,344
===========================================================
Net assets applicable to shares outstanding     $38,097,553
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $34,954,637
-----------------------------------------------------------
Undistributed net investment income (loss)           (1,922)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign currencies      326,675
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               2,818,163
===========================================================
                                                $38,097,553
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $21,861,627
___________________________________________________________
===========================================================
Class B                                         $ 6,557,957
___________________________________________________________
===========================================================
Class C                                         $ 4,550,153
___________________________________________________________
===========================================================
Class R                                         $    34,005
___________________________________________________________
===========================================================
Institutional Class                             $ 5,093,811
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           1,836,967
___________________________________________________________
===========================================================
Class B                                             554,086
___________________________________________________________
===========================================================
Class C                                             384,605
___________________________________________________________
===========================================================
Class R                                               2,860
___________________________________________________________
===========================================================
Institutional Class                                 427,200
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     11.90
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.90 divided
      by 94.50%)                                $     12.59
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.84
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.83
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     11.89
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     11.92
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the period November 4, 2003 (Date operations commenced) through October 31, 2004

INVESTMENT INCOME:

Dividends                                                     $   68,637
------------------------------------------------------------------------
Interest                                                          23,014
========================================================================
    Total investment income                                       91,651
========================================================================

EXPENSES:

Advisory fees                                                     93,787
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    16,346
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         21,405
------------------------------------------------------------------------
  Class B                                                         23,038
------------------------------------------------------------------------
  Class C                                                         15,195
------------------------------------------------------------------------
  Class R                                                             48
------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, and R                        8,875
------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           383
------------------------------------------------------------------------
Trustees' fees and retirement benefits                            11,871
------------------------------------------------------------------------
Registration and filing fees                                      58,210
------------------------------------------------------------------------
Professional fees                                                 57,821
------------------------------------------------------------------------
Other                                                             23,385
========================================================================
    Total expenses                                               380,364
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (138,804)
========================================================================
  Net expenses                                                   241,560
========================================================================
Net investment income (loss)                                    (149,909)
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                          475,450
------------------------------------------------------------------------
  Foreign currencies                                             (17,343)
========================================================================
                                                                 458,107
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        2,820,212
------------------------------------------------------------------------
  Foreign currencies                                              (2,049)
========================================================================
                                                               2,818,163
========================================================================
Net gain from investment securities and foreign currencies     3,276,270
========================================================================
Net increase in net assets resulting from operations          $3,126,361
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period November 4, 2003 (Date operations commenced) through October 31, 2004

                                                                OCTOBER 31,
                                                                   2004
---------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                  $  (149,909)
---------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                      458,107
---------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             2,818,163
===========================================================================
    Net increase in net assets resulting from operations          3,126,361
===========================================================================
Share transactions-net:
  Class A                                                        20,158,818
---------------------------------------------------------------------------
  Class B                                                         5,987,958
---------------------------------------------------------------------------
  Class C                                                         4,134,003
---------------------------------------------------------------------------
  Class R                                                            30,917
---------------------------------------------------------------------------
  Institutional Class                                             4,659,496
===========================================================================
    Net increase in net assets resulting from share
     transactions                                                34,971,192
===========================================================================
    Net increase in net assets                                   38,097,553
===========================================================================

NET ASSETS:

  Beginning of period                                                    --
===========================================================================
  End of period (including undistributed net investment
    income (loss) of $(1,922)).                                 $38,097,553
___________________________________________________________________________
===========================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Trimark Small Companies Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations on November 4, 2003.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 2.00%, 2.65%, 2.65%, 2.15% and 1.65% of average daily net assets, respectively, through October 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period November 4, 2003 (date operations commenced) through October 31, 2004, AIM waived fees of $93,787 and reimbursed expenses of $42,443. Under the terms of a master sub-advisory agreement between AIM and AIM Funds Management Inc. ("AIM Funds Management"), AIM pays AIM Funds Management 40% of the amount paid by the Fund to AIM.

    For the period November 4, 2003 (date operations commenced) through October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $2,300 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 4, 2003 (date operations commenced) through October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the period November 4, 2003 (date operations commenced) through October 31, 2004, the Fund paid AISI $8,875 for Class A, Class B, Class C and Class R shares and $383 for Institutional Class shares. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period November 4, 2003 (date commenced) through October 31, 2004, the Class A, Class B, Class C and Class R shares paid $21,405, $23,038, $15,195 and $48, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period November 4, 2003 (date operations commenced) through October 31, 2004, AIM Distributors advised the Fund that it retained $23,572 in front-end sales commissions from the sale of Class A shares and $192, $448, $166 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the period November 4, 2003 (date operations commenced) through October 31, 2004, the Fund received credits in transfer agency fees of $156 and credits in custodian fees of $118 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $274.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the period November 4, 2003 (date operations commenced) through October 31, 2004, the Fund paid legal fees of $2,481 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the period November 4, 2003 (date operations commenced) through October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

There were no ordinary income or long-term capital gain distributions paid during the period November 4, 2003 (date operations commenced) through October 31, 2004.


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
---------------------------------------------------------------------------
Undistributed short-term gain                                   $   326,675
---------------------------------------------------------------------------
Unrealized appreciation -- investments                            2,818,163
---------------------------------------------------------------------------
Temporary book/tax differences                                       (1,922)
---------------------------------------------------------------------------
Shares of beneficial interest                                    34,954,637
===========================================================================
  Total net assets                                              $38,097,553
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(2,049).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has no capital loss carryforward as of October 31, 2004.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the period November 4, 2003 (date operations commenced) through October 31, 2004 was $31,839,503 and $2,875,778, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $3,143,546
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (323,334)
==============================================================================
Net unrealized appreciation of investment securities               $2,820,212
______________________________________________________________________________
==============================================================================
Cost of investments is the same for tax and financial statement purposes.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, nondeductible stock issuance costs and net operating losses, on October 31, 2004, undistributed net investment income was increased by $147,987, undistributed net realized gain (loss) was decreased by $131,432 and shares of beneficial interest decreased by $16,555. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                            CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------
                                                                  NOVEMBER 4, 2003
                                                                  (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                  OCTOBER 31, 2004
                                                              ------------------------
                                                               SHARES        AMOUNT
--------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,059,644    $22,545,293
--------------------------------------------------------------------------------------
  Class B                                                       593,305      6,419,319
--------------------------------------------------------------------------------------
  Class C                                                       420,237      4,528,577
--------------------------------------------------------------------------------------
  Class R(a)                                                      2,956         32,022
--------------------------------------------------------------------------------------
  Institutional Class(a)                                        431,390      4,705,451
======================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         8,450         94,770
--------------------------------------------------------------------------------------
  Class B                                                        (8,485)       (94,770)
======================================================================================
Reacquired:
  Class A                                                      (231,127)    (2,481,245)
--------------------------------------------------------------------------------------
  Class B                                                       (30,734)      (336,591)
--------------------------------------------------------------------------------------
  Class C                                                       (35,632)      (394,574)
--------------------------------------------------------------------------------------
  Class R(a)                                                        (96)        (1,105)
--------------------------------------------------------------------------------------
  Institutional Class(a)                                         (4,190)       (45,955)
======================================================================================
                                                              3,205,718    $34,971,192
______________________________________________________________________________________
======================================================================================

(a) Class R shares and Institutional Class shares commenced sales on April 30, 2004.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                    CLASS A
                                                                ----------------
                                                                NOVEMBER 4, 2003
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                      2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.04)
================================================================================
  Net gains on securities (both realized and unrealized)               1.94
================================================================================
    Total from investment operations                                   1.90
================================================================================
Net asset value, end of period                                      $ 11.90
________________________________________________________________________________
================================================================================
Total return(a)                                                       19.00%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $21,862
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       2.01%(b)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    3.26%(b)
================================================================================
Ratio of net investment income (loss) to average net assets           (1.17)%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                               29%
________________________________________________________________________________
================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for a period less than one year.
(b) Ratios are annualized and based on average daily net assets of $6,166,407.
(c)  Not annualized for a period less than one year.

                                                                    CLASS B
                                                                ----------------
                                                                NOVEMBER 4, 2003
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                      2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.08)
================================================================================
  Net gains on securities (both realized and unrealized)               1.92
================================================================================
    Total from investment operations                                   1.84
================================================================================
Net asset value, end of period                                       $11.84
________________________________________________________________________________
================================================================================
Total return(a)                                                       18.40%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $6,558
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       2.66%(b)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    3.91%(b)
================================================================================
Ratio of net investment income (loss) to average net assets           (1.82)%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                               29%
________________________________________________________________________________
================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for a period less than one year.
(b) Ratios are annualized and based on average daily net assets of $2,322,823.
(c)  Not annualized for a period less than one year.

                                                                    CLASS C
                                                                ----------------
                                                                NOVEMBER 4, 2003
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                      2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.07)
================================================================================
  Net gains on securities (both realized and unrealized)               1.90
================================================================================
    Total from investment operations                                   1.83
================================================================================
Net asset value, end of period                                       $11.83
________________________________________________________________________________
================================================================================
Total return(a)                                                       18.30%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $4,550
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       2.66%(b)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    3.91%(b)
================================================================================
Ratio of net investment income (loss) to average net assets           (1.82)%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                               29%
________________________________________________________________________________
================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for a period less than one year.
(b) Ratios are annualized and based on average daily net assets of $1,532,060.
(c)  Not annualized for a period less than one year.

                                                                    CLASS R
                                                                ----------------
                                                                 APRIL 30, 2004
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                      2004
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.56
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.04)
================================================================================
  Net gains on securities (both realized and unrealized)               1.37
================================================================================
    Total from investment operations                                   1.33
================================================================================
Net asset value, end of period                                       $11.89
________________________________________________________________________________
================================================================================
Total return(a)                                                       12.59%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $   34
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       2.16%(b)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    3.41%(b)
================================================================================
Ratio of net investment income (loss) to average net assets           (1.32)%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                               29%
________________________________________________________________________________
================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net value for financial reporting purposes and the returns based upon those net values may differ from the net asset value and returns for shareholder transactions. Not annualized for a period less than one year.
(b)  Ratios are annualized and based on average daily net assets of $18,853.
(c)  Not annualized for a period of less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                    OCTOBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.56
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.02)
===================================================================================
  Net gains on securities (both realized and unrealized)                1.38
===================================================================================
    Total from investment operations                                    1.36
===================================================================================
Net asset value, end of period                                        $11.92
___________________________________________________________________________________
===================================================================================
Total return(a)                                                        12.88%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $5,094
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.60%(b)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     2.86%(b)
===================================================================================
Ratio of net investment income (loss) to average net assets            (0.77)%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(c)                                                29%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for a period less than one year.
(b) Ratios are annualized and based on average daily net assets of $2,146,788.
(c)  Not annualized for a period of less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney

General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Trimark Small Companies Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Trimark Small Companies Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period November 4, 2003 (date operations commenced) through October 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 20, 2004
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1998             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    2001             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1987             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1987               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; Senior Vice President
                                                      and General Counsel, Liberty Funds
                                                      Group, LLC and Vice President, A I M
                                                      Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         2002               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS                  SUB-ADVISOR
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  PricewaterhouseCoopers    AIM Funds Management,
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         LLP                       Inc.
Houston, TX 77046-1173    Suite 100                 Suite 100                 1201 Louisiana Street     5140 Yonge Street
                          Houston, TX 77046-1173    Houston, TX 77046-1173    Suite 2900                Suite 900
                                                                              Houston, Texas            Toronto, Ontario M2N 6X7
                                                                              77002-5678
COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   AIM Investment Services,  State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103-7599 New York, NY 10022-3852 Houston, TX 77210-4739    Boston, MA 02110-2801

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)            AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)         AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)     AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 Premier U.S. Government Money
AIM Dynamics Fund(1)                         AIM Trimark Fund                              Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                        SECTOR EQUITY                        TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)         AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                            AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)                AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)                      AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                    AIM Leisure Fund(1)
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                      AIM Aggressive Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                          AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                        AIM Moderate Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ==============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ==============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

    If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.


                    AIMinvestments.com    T-SCO-AR-1    A I M Distributors, Inc.

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

                  As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                  The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

         PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                     Percentage of Fees                                   Percentage of Fees
                                                    Billed Applicable to                                 Billed Applicable to
                                                     Non-Audit Services                                   Non-Audit Services
                                                     Provided for fiscal                                  Provided for fiscal
                             Fees Billed for            year end 2004            Fees Billed for             year end 2003
                           Services Rendered to     Pursuant to Waiver of     Services Rendered to       Pursuant to Waiver of
                            the Registrant for          Pre-Approval           the Registrant for            Pre-Approval
                           fiscal year end 2004        Requirement(1)         fiscal year end 2003         Requirement(1)(2)
                           --------------------     ---------------------     --------------------       ---------------------

Audit Fees                     $    203,653                  N/A                   $    207,998                  N/A
Audit-Related Fees             $          0                    0%                  $          0                    0%
Tax Fees(3)                    $     42,925                    0%                  $     37,364                    0%
All Other Fees                 $          0                    0%                  $          0                    0%
                               ------------                                        ------------
Total Fees                     $    246,578                    0%                  $    245,362                    0%

PWC billed the Registrant aggregate non-audit fees of $42,925 for the fiscal year ended 2004, and $37,364 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

----------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Tax fees for the fiscal year end October 31, 2004 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2003 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

         PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                            Fees Billed for                                Fees Billed for
                           Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                          Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                           AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                          fiscal year end 2004    Provided for fiscal   fiscal year end 2003    Provided for fiscal
                           That Were Required        year end 2004       That Were Required        year end 2003
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                          by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                            Audit Committee         Requirement(1)       Audit Committee(2)      Requirement(1)(3)
                          -------------------    -------------------    --------------------   ---------------------

Audit-Related Fees             $          0                    0%          $          0                    0%
Tax Fees                       $          0                    0%          $          0                    0%
All Other Fees                 $          0                    0%          $          0                    0%
                               ------------                                ------------
Total Fees(4)                  $          0                    0%          $          0                    0%

----------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $0 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

         The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                         Last Amended September 14, 2004


STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of general pre-approved fee levels will also require specific pre-approval by the Audit Committees.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and states otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms (including fees) will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of fees or established amounts for services to be provided by the Auditor under general pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum such amounts will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific pre-approval by the Audit Committees. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements)

         o Bookkeeping or other services related to the accounting records or financial statements of the audit client

         o Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

         o        Actuarial services

         o        Internal audit outsourcing services


Categorically Prohibited Non-Audit Services

         o        Management functions

         o        Human resources

         o Broker-dealer, investment adviser, or investment banking services

         o        Legal services

         o        Expert services unrelated to the audit

         o Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

                  Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

                  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                  Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                  None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, on September 20, 2004, the Registrant appointed a Chief Compliance Officer ("Registrant CCO") who reports to the Registrant's Board of Trustees. The Registrant CCO also serves as Chief Compliance Officer of A I M Advisors, Inc. ("AIM"), the investment advisor for the series portfolios of the Registrant. The Registrant CCO is a member of the Disclosure Controls Committee ("DCC") for the Registrant, which reports to the Registrant's PEO and PFO. The DCC is made up of employees of AIM some of whom are officers of the Registrant. Among other things, the DCC assists the PEO and PFO in their responsibilities related to internal control over financial reporting. The addition of the Registrant CCO is expected to enhance the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)          Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)          Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Funds

By:      /s/ ROBERT H. GRAHAM
         ---------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    January 5, 2005
         ---------------------------------------

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ ROBERT H. GRAHAM
         ---------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    January 5, 2005
         ---------------------------------------

By:      /s/ SIDNEY M. DILGREN
         ---------------------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    January 5, 2005
         ---------------------------------------

                                  EXHIBIT INDEX


12(a)(1)          Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)          Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.